UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06247

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

JOHN PAK 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	11-30

Date of reporting period:	11-30-2022

ITEM 1. REPORTS TO STOCKHOLDERS.

(a) Provided under separate cover.

Annual Report

November 30, 2022

Emerging Markets Fund
Investor Class (TWMIX)
I Class (AMKIX)
Y Class (AEYMX)
A Class (AEMMX)
C Class (ACECX)
R Class (AEMRX)
R5 Class (AEGMX)
R6 Class (AEDMX)
G Class (ACADX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ending November 30, 2022. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

High Inflation, Rising Rates Fueled Volatility

The global economic and investment backdrops faced several challenges during the 12-month period. Concerns began to surface early in the fiscal year, as central banks finally admitted inflation was entrenched rather than transitory. Investors grew more cautious amid growing expectations for less accommodative monetary policy in the new year.

By early 2022, inflation soared to levels last seen in the early 1980s. Massive fiscal and monetary support unleashed during the pandemic was partly to blame. In addition, escalating energy prices, supply chain breakdowns, labor market shortages and Russia’s invasion of Ukraine further aggravated the inflation backdrop, particularly in Europe.

The Bank of England responded to surging inflation in late 2021 with a 0.15 percentage point rate hike. Policymakers raised rates another 2.75 percentage points through the end of November. The Federal Reserve waited until March 2022 to launch its inflation-fighting campaign, hiking rates 3.75 percentage points by period-end. Meanwhile, the European Central Bank (ECB) held off until July. Facing record-high inflation, the ECB raised rates 2 percentage points through November.

In addition to advancing recession risk, the combination of elevated inflation and hawkish central banks led to losses for most developed and emerging markets stock indices. A late-period rally, triggered by expectations for central banks to slow their pace of tightening, helped stocks recover some earlier losses. Overall, developed markets stocks generally fared better than emerging markets stocks, and the value style generally outpaced the growth style.

Staying Disciplined in Uncertain Times

We expect market volatility to linger as investors navigate a complex environment of high inflation, rising interest rates and economic uncertainty. In addition, Russia’s invasion of Ukraine complicates an increasingly tense geopolitical backdrop and threatens global energy markets. We will continue to monitor this evolving situation and what it broadly means for investors across asset classes.

We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
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Performance

Total Returns as of November 30, 2022
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWMIX	-25.84%	-2.72%	2.39%	—	9/30/97
MSCI Emerging Markets Index	—	-17.43%	-0.42%	2.06%	—	—
I Class	AMKIX	-25.69%	-2.53%	2.60%	—	1/28/99
Y Class	AEYMX	-25.60%	-2.39%	—	1.98%	4/10/17
A Class	AEMMX					5/12/99
No sales charge		-26.03%	-2.97%	2.14%	—
With sales charge		-30.28%	-4.12%	1.54%	—
C Class	ACECX	-26.56%	-3.69%	1.38%	—	12/18/01
R Class	AEMRX	-26.20%	-3.20%	1.88%	—	9/28/07
R5 Class	AEGMX	-25.67%	-2.53%	—	1.84%	4/10/17
R6 Class	AEDMX	-25.56%	-2.38%	—	3.00%	7/26/13
G Class	ACADX	—	—	—	-15.56%	4/1/22
Average annual returns since inception are presented when ten years of performance history is not available. Fund returns would have been lower if a portion of the fees had not been waived.

C Class shares will automatically convert to A Class shares after being held for approximately eight years. C Class average annual returns do not reflect this conversion.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
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Growth of $10,000 Over 10 Years
$10,000 investment made November 30, 2012
Performance for other share classes will vary due to differences in fee structure.

Value on November 30, 2022
Investor Class — $12,664

MSCI Emerging Markets Index — $12,269

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class	G Class
1.25%	1.05%	0.90%	1.50%	2.25%	1.75%	1.05%	0.90%	0.90%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
4

Portfolio Commentary

Portfolio Managers: Patricia Ribeiro and Sherwin Soo

Performance Summary
Emerging Markets returned -25.84%* for the 12 months ended November 30, 2022. The fund’s benchmark, the MSCI Emerging Markets Index, returned -17.43% for the same period.

The fund underperformed its benchmark during the period as investors rotated toward value stocks, which sharply outperformed growth names. Factor returns were dominated by rising interest rates, and the rise in yields weighed on relative performance as value stocks outperformed growth names. Soaring inflation and tighter central bank policy ignited recession fears in many countries, roiling global assets. Macroeconomic and geopolitical uncertainty weighed on emerging markets (EM) stocks as the Russia-Ukraine conflict pressured supply chains and drove high energy and commodities prices. In China, regulatory pressures and COVID-19-induced restrictions weighed on corporate earnings and snarled supply chains.

The continuing rise in value was challenging for our investment approach as a growth manager. From a sector perspective, materials was the largest detractor from relative performance, owing largely to stock selection. Stock selection and an overweight in consumer discretionary also weighed on relative returns, as did stock choices in industrials. Conversely, stock selection in energy added value, aided by currency effect. Regionally, China, India and Taiwan were the key drivers of relative underperformance, owing primarily to stock selection, while Thailand was a notable contributor, due to an overweight allocation and stock choices. An overweight to Mexico and security selection in Malaysia also aided relative performance.

Materials, Consumer Discretionary and Industrials Drove Relative Underperformance

Metals and mining stocks, along with chemicals names, drove detraction within the materials sector. An underweight to mining company Vale, whose shares rose during a period of strong prices for iron ore and other metals, weighed on returns. Ganfeng Lithium Group’s shares declined despite high lithium prices, amid concerns that prices could drop, as well as higher input costs for materials such as spodumene, a mineral source of lithium. In chemicals, shares of the electric vehicle (EV) battery component maker Yunnan Energy New Material declined amid growing concerns over an EV demand slowdown in Europe.

Within consumer discretionary, an overweight to clothing manufacturer Shenzhou International Group Holdings was a notable detractor, weighed down by macroeconomic uncertainty, rising costs and production issues relating to COVID-19 outbreaks and restrictions. Turning to industrials, EV battery maker Contemporary Amperex Technology Co. was a key source of relative weakness, with shares declining amid concerns around potentially slowing demand and the impact of elevated raw materials cost on margins.

Several of the largest individual detractors were based in or heavily exposed to Russia, including natural gas producer and distributor Novatek, search engine/internet services provider Yandex and online banking firm TCS Group Holding. We exited our position in TCS Group Holding. Russian stocks declined sharply as diplomacy weakened, Russia invaded Ukraine and touched off the ongoing war and sanctions from the U.S., European Union and others grew harsher. Lack of exposure to Brazil-based Petroleo Brasileiro also weighed on relative results.

Energy Sector Led Contributors

Stock choices in energy helped relative performance, led by two holdings, petroleum exploration and production company PTT Exploration & Production (PTTEP) and independent oil and gas company Petro Rio. Lack of exposure to Russia-based energy companies Gazprom and LUKOIL

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.
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also contributed as share prices declined sharply. PTTEP benefited from higher global crude oil prices, sanctions on Russia, relatively low inventory levels and post-COVID-19 demand. Petro Rio’s shares advanced sharply amid strong results on the back of higher production, sales growth and lower costs.

Elsewhere, key individual contributors included multiple holdings in the financials sector, particularly overweights to Grupo Financiero Banorte, Bank Rakyat Indonesia Persero and ICICI Bank. Analysts raised earnings estimates and reiterated positive views toward Mexico-based Banorte, whose earnings growth is supported by net interest margin expansion and an improving efficiency ratio. New guidance for 2022, as well as an improved growth outlook for 2023, bolstered by tailwinds from higher interest rates, also supported the stock. Shares of Indonesia-based Bank Rakyat advanced as net interest margins, a key measure of profitability, improved, supported by resilient asset yields, lower funding costs and better asset quality, leading to lower credit costs. India-based ICICI’s earnings were strong amid continued acceleration in loan growth and continued market share gains in retail and small to medium-size business banking. Management said rising interest rates are cyclically beneficial for margins and that they expect higher rates to support margin expansion.

Outlook

After a challenging 2022, EM equities appear ready to turn the corner toward recovery, in our view. Key macroeconomic conditions that weighed heavily on the asset class in 2022 are evolving. The U.S. dollar and U.S. bond yields may have rolled over from cyclical peaks. Also, inflation is at or near peaks in many EM economies. Finally, global supply chain disruptions continue to improve.

Interest rate increases, driven by central banks’ response to surging inflation, weighed heavily on EM stocks in 2022. Led by inflation fears and a determinedly hawkish Federal Reserve (Fed) (with global central banks following suit), elevated yields drove a rotation to value at the expense of growth-oriented, long-duration equities.

On the earnings side, EM earnings-per-share expectations have been cut significantly. It appears much of the recession worries have been priced in. After a sharp cut to consensus estimates, 2022 could mark a bottom for EM earnings, setting the stage for recovery in 2023. This is particularly likely as China reopens. A rebound in Chinese equities, which has already begun due to reopening optimism, is a large driver of the headline EM index upside expected in 2023.

In our view, China’s reopening may occur in fits and starts. China has taken a decisive step toward reopening. The economic and social impact of reopening will likely be volatile over the next few months, but we believe it will likely support a risk recovery over the course of 2023.

Likewise, China’s pro-growth policies align with our expectations. We believe policy will likely support stronger economic growth in 2023. Near-term growth may face some headwinds, but we expect consumption to become a key driver, along with continued support from infrastructure growth and further property market stabilization.

In this environment, we continue to favor stocks that benefit from government policy focus (such as names tied to the green economy and electric vehicles), reopening of the economy and an improving consumer. As COVID-19 restrictions ease—combined with a further uptick of booster vaccinations—we believe services activity and consumption will likely rebound. This should be driven by pent-up consumer demand, employment and income growth and increasing consumer and business confidence.

As we look ahead to 2023, macroeconomic headwinds should begin to fade, in our view. We believe much of the Fed’s heavy lifting is likely done, while China’s recovery will likely continue.
6

Fund Characteristics

NOVEMBER 30, 2022
Types of Investments in Portfolio	% of net assets
Common Stocks	100.4%
Short-Term Investments	1.2%
Other Assets and Liabilities	(1.6)%

Top Five Countries	% of net assets
China	30.3%
Taiwan	13.5%
India	11.4%
South Korea	9.2%
Brazil	7.6%
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Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2022 to November 30, 2022.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments mutual fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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	Beginning Account Value 6/1/22	Ending Account Value 11/30/22	Expenses Paid During Period(1) 6/1/22 - 11/30/22	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$920.30	$6.07	1.26%
I Class	$1,000	$920.50	$5.10	1.06%
Y Class	$1,000	$920.60	$4.38	0.91%
A Class	$1,000	$918.30	$7.26	1.51%
C Class	$1,000	$914.90	$10.85	2.26%
R Class	$1,000	$917.80	$8.46	1.76%
R5 Class	$1,000	$920.50	$5.10	1.06%
R6 Class	$1,000	$921.40	$4.38	0.91%
G Class	$1,000	$926.10	$0.05	0.01%
Hypothetical
Investor Class	$1,000	$1,018.75	$6.38	1.26%
I Class	$1,000	$1,019.75	$5.37	1.06%
Y Class	$1,000	$1,020.51	$4.61	0.91%
A Class	$1,000	$1,017.50	$7.64	1.51%
C Class	$1,000	$1,013.74	$11.41	2.26%
R Class	$1,000	$1,016.24	$8.90	1.76%
R5 Class	$1,000	$1,019.75	$5.37	1.06%
R6 Class	$1,000	$1,020.51	$4.61	0.91%
G Class	$1,000	$1,025.02	$0.05	0.01%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
9

Schedule of Investments

NOVEMBER 30, 2022

	Shares	Value
COMMON STOCKS — 100.4%
Brazil — 7.6%
Banco BTG Pactual SA	5,580,400	$26,991,442
Embraer SA, ADR(1)	1,545,562	16,413,868
Hapvida Participacoes e Investimentos SA	22,565,700	22,394,588
Itau Unibanco Holding SA, ADR	3,339,087	16,628,653
Petro Rio SA(1)	7,518,100	51,937,889
Sendas Distribuidora SA	3,810,300	14,457,458
Suzano SA	1,619,200	16,487,330
Vale SA, ADR	830,073	13,696,205
WEG SA	3,737,500	28,009,553
		207,016,986
China — 30.3%
Alibaba Group Holding Ltd., ADR(1)	947,889	82,997,161
BYD Co. Ltd., H Shares	992,500	25,268,834
China Construction Bank Corp., H Shares	70,629,000	42,744,662
China Education Group Holdings Ltd.	22,865,000	24,460,537
China State Construction International Holdings Ltd.	21,134,000	25,519,978
Chinasoft International Ltd.(1)	22,036,000	19,039,708
Contemporary Amperex Technology Co. Ltd., A Shares	215,013	11,940,424
Country Garden Services Holdings Co. Ltd.	4,131,000	10,329,449
ENN Energy Holdings Ltd.	2,046,800	29,005,312
Ganfeng Lithium Group Co. Ltd., H Shares(2)	1,967,839	17,413,378
H World Group Ltd., ADR	409,415	15,672,406
Industrial & Commercial Bank of China Ltd., H Shares	33,521,740	16,801,044
JD.com, Inc., Class A	1,889,892	53,952,203
Kweichow Moutai Co. Ltd., A Shares	193,110	44,114,878
Li Ning Co. Ltd.	2,037,500	16,374,362
Meituan, Class B(1)	3,508,400	75,630,757
NIO, Inc., ADR(1)	982,228	12,552,874
Ping An Insurance Group Co. of China Ltd., H Shares	3,155,000	19,478,978
Shanghai International Airport Co. Ltd., Class A(1)	941,400	7,481,586
Shenzhou International Group Holdings Ltd.	1,365,600	12,328,787
Sungrow Power Supply Co. Ltd., A Shares	1,774,699	29,511,508
Tencent Holdings Ltd.	3,658,800	138,362,255
Trip.com Group Ltd.(1)	881,300	27,891,489
Wuxi Biologics Cayman, Inc.(1)	5,500,500	36,048,796
Yantai Jereh Oilfield Services Group Co. Ltd., A Shares	5,172,929	23,154,463
Yunnan Energy New Material Co. Ltd., A Shares	568,434	10,160,491
		828,236,320
India — 11.4%
Bata India Ltd.	864,794	18,313,796
HDFC Bank Ltd.	3,465,493	68,731,188
Hindalco Industries Ltd.	2,844,614	15,958,493
ICICI Bank Ltd., ADR	2,492,524	59,122,669
Infosys Ltd., ADR(2)	1,302,082	26,497,369
Reliance Industries Ltd.	2,093,229	70,410,991
Sun Pharmaceutical Industries Ltd.	3,164,837	40,810,848
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	Shares	Value
Tata Consultancy Services Ltd.	292,382	$12,278,721
		312,124,075
Indonesia — 2.7%
Bank Rakyat Indonesia Persero Tbk PT	152,825,200	48,615,657
Telkom Indonesia Persero Tbk PT	103,053,400	26,585,173
		75,200,830
Malaysia — 2.0%
CIMB Group Holdings Bhd	42,081,909	55,042,863
Mexico — 5.1%
America Movil SAB de CV, Class L, ADR	1,835,069	35,710,443
Arca Continental SAB de CV	1,980,354	16,484,132
Grupo Financiero Banorte SAB de CV, Class O	6,484,983	52,047,249
Sitios Latinoamerica SAB de CV(1)	1,835,069	817,953
Wal-Mart de Mexico SAB de CV	8,378,293	33,111,063
		138,170,840
Peru — 1.0%
Credicorp Ltd.	177,378	27,236,392
Philippines — 0.6%
Ayala Land, Inc.	31,019,980	17,542,962
Russia(3)†
Magnit PJSC	267,484	—
Novatek PJSC, GDR	1,100,400	2
Yandex NV, A Shares(1)	456,739	46
		48
Saudi Arabia — 3.7%
Al Rajhi Bank(1)	2,726,031	58,698,262
Alinma Bank	4,664,138	43,174,830
		101,873,092
South Africa — 5.2%
Capitec Bank Holdings Ltd.	415,554	49,336,672
Exxaro Resources Ltd.	2,140,170	27,993,594
Naspers Ltd., N Shares	236,082	36,182,897
Shoprite Holdings Ltd.	1,962,927	28,893,454
		142,406,617
South Korea — 9.2%
Ecopro BM Co. Ltd.(2)	490,604	43,472,028
Hyundai Motor Co.	138,029	17,982,523
Iljin Materials Co. Ltd.	36,796	1,764,660
Samsung Biologics Co. Ltd.(1)	93,707	63,733,694
Samsung Electronics Co. Ltd.	1,536,349	73,819,959
Samsung SDI Co. Ltd.	88,988	50,236,214
		251,009,078
Taiwan — 13.5%
Chailease Holding Co. Ltd.	8,449,836	55,772,150
Delta Electronics, Inc.	2,771,000	27,401,617
E Ink Holdings, Inc.	5,435,000	32,588,937
E.Sun Financial Holding Co. Ltd.	17,662,617	14,269,777
Far EasTone Telecommunications Co. Ltd.	7,120,000	15,721,512
Taiwan Semiconductor Manufacturing Co. Ltd.	13,928,713	223,693,026
		369,447,019
Thailand — 5.1%
Central Pattana PCL	8,316,900	17,205,492
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	Shares	Value
CP ALL PCL	22,424,200	$41,517,044
Kasikornbank PCL	7,382,900	30,403,463
PTT Exploration & Production PCL	9,499,900	49,749,859
		138,875,858
Turkey — 0.9%
BIM Birlesik Magazalar AS	3,408,403	24,715,803
United Arab Emirates — 1.3%
Emaar Properties PJSC	21,311,883	35,433,322
United States — 0.8%
MercadoLibre, Inc.(1)	24,130	22,464,668
TOTAL COMMON STOCKS (Cost $2,625,753,160)		2,746,796,773
SHORT-TERM INVESTMENTS — 1.2%
Money Market Funds — 1.2%
State Street Navigator Securities Lending Government Money Market Portfolio(4)	33,975,400	33,975,400
Repurchase Agreements†
BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 2.00% - 3.375%, 2/15/25 - 5/15/51, valued at $39,852), in a joint trading account at 3.74%, dated 11/30/22, due 12/1/22 (Delivery value $39,111)		39,107
Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 1.125%, 2/15/31, valued at $114,272), at 3.77%, dated 11/30/22, due 12/1/22 (Delivery value $112,012)		112,000
		151,107
TOTAL SHORT-TERM INVESTMENTS (Cost $34,126,507)		34,126,507
TOTAL INVESTMENT SECURITIES—101.6% (Cost $2,659,879,667)		2,780,923,280
OTHER ASSETS AND LIABILITIES — (1.6)%		(44,720,776)
TOTAL NET ASSETS — 100.0%		$2,736,202,504

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Financials	24.9%
Information Technology	17.1%
Consumer Discretionary	16.2%
Energy	8.1%
Communication Services	8.0%
Consumer Staples	7.5%
Industrials	5.9%
Health Care	5.9%
Real Estate	3.0%
Materials	2.7%
Utilities	1.1%
Short-Term Investments	1.2%
Other Assets and Liabilities	(1.6)%

12

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
GDR	-	Global Depositary Receipt
†Category is less than 0.05% of total net assets.
(1)Non-income producing.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $42,844,492. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(3)Securities may be subject to resale, redemption or transferability restrictions.
(4)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $44,105,978, which includes security collateral of $10,130,578.

See Notes to Financial Statements.
13

Statement of Assets and Liabilities

NOVEMBER 30, 2022
Assets
Investment securities, at value (cost of $2,625,904,267) — including $42,844,492 of securities on loan	$2,746,947,880
Investment made with cash collateral received for securities on loan, at value (cost of $33,975,400)	33,975,400
Total investment securities, at value (cost of $2,659,879,667)	2,780,923,280
Foreign currency holdings, at value (cost of $429,010)	428,132
Receivable for investments sold	2,979,901
Receivable for capital shares sold	1,126,160
Dividends and interest receivable	92,650
Securities lending receivable	36,555
Other assets	55,986
2,785,642,664

Liabilities
Disbursements in excess of demand deposit cash	838
Payable for collateral received for securities on loan	33,975,400
Payable for capital shares redeemed	10,507,317
Accrued management fees	1,630,672
Distribution and service fees payable	23,490
Accrued foreign taxes	3,284,383
Accrued other expenses	18,060
49,440,160

Net Assets	$2,736,202,504

Net Assets Consist of:
Capital (par value and paid-in surplus)	$3,166,315,902
Distributable earnings	(430,113,398)
$2,736,202,504

	Net Assets	Shares Outstanding	Net Asset Value Per Share*
Investor Class, $0.01 Par Value	$368,506,244	36,712,475	$10.04
I Class, $0.01 Par Value	$828,882,907	80,453,566	$10.30
Y Class, $0.01 Par Value	$37,908,710	3,671,649	$10.32
A Class, $0.01 Par Value	$51,434,366	5,317,530	$9.67
C Class, $0.01 Par Value	$13,231,484	1,518,756	$8.71
R Class, $0.01 Par Value	$6,074,587	625,782	$9.71
R5 Class, $0.01 Par Value	$10,725,190	1,040,118	$10.31
R6 Class, $0.01 Par Value	$687,720,305	66,713,719	$10.31
G Class, $0.01 Par Value	$731,718,711	70,378,479	$10.40
*Maximum offering price per share was equal to the net asset value per share for all share classes, except Class A, for which the maximum offering price per share was $10.26 (net asset value divided by 0.9425). A contingent deferred sales charge may be imposed on redemptions of Class A and Class C.

See Notes to Financial Statements.
14

Statement of Operations

YEAR ENDED NOVEMBER 30, 2022
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $7,355,806)	$61,758,048
Securities lending, net	475,902
Interest	181,706
62,415,656

Expenses:
Management fees	30,515,648
Distribution and service fees:
A Class	175,255
C Class	179,137
R Class	32,001
Directors' fees and expenses	81,818
Other expenses	107,625
31,091,484
Fees waived - G Class	(3,923,100)
27,168,384

Net investment income (loss)	35,247,272

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (net of foreign tax expenses paid (refunded) of $45,875)	(306,233,330)
Foreign currency translation transactions	(3,718,077)
(309,951,407)

Change in net unrealized appreciation (depreciation) on:
Investments (includes (increase) decrease in accrued foreign taxes of $2,226,687)	(625,389,031)
Translation of assets and liabilities in foreign currencies	108,869
(625,280,162)

Net realized and unrealized gain (loss)	(935,231,569)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(899,984,297)

See Notes to Financial Statements.
15

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2022 AND NOVEMBER 30, 2021
Increase (Decrease) in Net Assets	November 30, 2022	November 30, 2021
Operations
Net investment income (loss)	$35,247,272	$17,543,192
Net realized gain (loss)	(309,951,407)	143,688,790
Change in net unrealized appreciation (depreciation)	(625,280,162)	(167,631,110)
Net increase (decrease) in net assets resulting from operations	(899,984,297)	(6,399,128)

Distributions to Shareholders
From earnings:
Investor Class	(4,433,245)	(3,436,076)
I Class	(15,057,238)	(12,395,337)
Y Class	(535,793)	(317,596)
A Class	(538,424)	(298,238)
R Class	(31,292)	(3,177)
R5 Class	(121,944)	(30,070)
R6 Class	(9,852,306)	(6,236,864)
G Class	(24)	—
Decrease in net assets from distributions	(30,570,266)	(22,717,358)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	420,922,848	430,517,881

Net increase (decrease) in net assets	(509,631,715)	401,401,395

Net Assets
Beginning of period	3,245,834,219	2,844,432,824
End of period	$2,736,202,504	$3,245,834,219

See Notes to Financial Statements.
16

Notes to Financial Statements

NOVEMBER 30, 2022

1. Organization

American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Emerging Markets Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek capital growth.

The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class, R6 Class and G Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. Sale of the G Class commenced on April 1, 2022.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Directors oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value.

If the valuation designee determines that the market price for a portfolio security is not readily available or is believed by the valuation designee to be unreliable, such security is valued at fair value as determined in good faith by the valuation designee, in accordance with its policies and procedures. Circumstances that may cause the fund to determine that market quotations are not available or reliable include, but are not limited to: when there is a significant event subsequent to the market quotation; trading in a security has been halted during the trading day; or trading in a security is insufficient or did not take place due to a closure or holiday.

The valuation designee monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; regulatory news, governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The valuation designee also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that it deems appropriate. The valuation designee may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

17

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

18

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of November 30, 2022.

Remaining Contractual Maturity of Agreements
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions(1)
Common Stocks	$33,975,400	—	—	—	$33,975,400
Gross amount of recognized liabilities for securities lending transactions					$33,975,400
(1)Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 17% of the shares of the fund.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The investment advisor agreed to waive the G Class's management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Directors.

19

The annual management fee for each class is as follows:

Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class	G Class(1)
1.25%	1.05%	0.90%	1.25%	1.25%	1.25%	1.05%	0.90%	0.00%
(1)Annual management fee before waiver was 0.90%.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended November 30, 2022 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund sales were $4,187,035 and there were no interfund purchases. The effect of interfund transactions on the Statement of Operations was $3,414,121 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended November 30, 2022 were $1,642,960,239 and $1,553,214,297, respectively.

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5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended November 30, 2022(1)		Year ended November 30, 2021
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	1,100,000,000		1,100,000,000
Sold	6,048,510	$73,081,025	10,257,205	$154,967,241
Issued in reinvestment of distributions	379,470	4,322,163	222,670	3,290,668
Redeemed	(10,249,865)	(115,441,774)	(12,682,038)	(189,334,522)
	(3,821,885)	(38,038,586)	(2,202,163)	(31,076,613)
I Class/Shares Authorized	1,520,000,000		1,520,000,000
Sold	38,584,764	446,185,226	37,994,838	585,982,225
Issued in reinvestment of distributions	1,181,788	13,791,471	763,688	11,554,604
Redeemed	(77,797,712)	(853,066,174)	(30,097,172)	(462,700,286)
	(38,031,160)	(393,089,477)	8,661,354	134,836,543
Y Class/Shares Authorized	30,000,000		30,000,000
Sold	3,903,441	46,950,678	1,671,573	25,772,225
Issued in reinvestment of distributions	43,474	508,209	19,691	298,311
Redeemed	(3,077,023)	(32,540,149)	(1,043,781)	(16,151,806)
	869,892	14,918,738	647,483	9,918,730
A Class/Shares Authorized	100,000,000		100,000,000
Sold	2,304,400	24,907,653	2,330,248	33,680,130
Issued in reinvestment of distributions	27,169	298,592	12,777	182,204
Redeemed	(4,177,258)	(44,494,688)	(1,919,955)	(27,758,871)
	(1,845,689)	(19,288,443)	423,070	6,103,463
C Class/Shares Authorized	45,000,000		45,000,000
Sold	100,840	933,394	372,548	4,958,377
Redeemed	(726,732)	(6,922,219)	(509,367)	(6,661,355)
	(625,892)	(5,988,825)	(136,819)	(1,702,978)
R Class/Shares Authorized	25,000,000		30,000,000
Sold	206,455	2,241,994	316,845	4,636,023
Issued in reinvestment of distributions	2,832	31,290	—	—
Redeemed	(165,026)	(1,819,630)	(302,174)	(4,388,338)
	44,261	453,654	14,671	247,685
R5 Class/Shares Authorized	25,000,000		30,000,000
Sold	297,124	3,359,435	685,046	10,352,533
Issued in reinvestment of distributions	10,433	121,852	1,934	29,285
Redeemed	(134,705)	(1,575,297)	(95,988)	(1,453,583)
	172,852	1,905,990	590,992	8,928,235
R6 Class/Shares Authorized	450,000,000		450,000,000
Sold	22,145,809	254,818,438	32,070,850	490,325,641
Issued in reinvestment of distributions	821,931	9,591,938	399,613	6,042,152
Redeemed	(16,919,603)	(189,415,923)	(12,638,202)	(193,104,977)
	6,048,137	74,994,453	19,832,261	303,262,816
G Class/Shares Authorized	510,000,000		N/A
Sold	7,000,209	70,836,355
Issued in connection with reorganization (Note 9)	69,959,409	781,612,283
Issued in reinvestment of distributions	2	24
Redeemed	(6,581,141)	(67,393,318)
	70,378,479	785,055,344
Net increase (decrease)	33,188,995	$420,922,848	27,830,849	$430,517,881
(1)April 1, 2022 (commencement of sale) through November 30, 2022 for the G Class.
21

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund's portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Brazil	$46,738,726	$160,278,260	—
China	111,222,441	717,013,879	—
India	85,620,038	226,504,037	—
Mexico	35,710,443	102,460,397	—
Peru	27,236,392	—	—
Russia	46	2	—
United States	22,464,668	—	—
Other Countries	—	1,211,547,444	—
Short-Term Investments	33,975,400	151,107	—
	$362,968,154	$2,417,955,126	—

7. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing in emerging markets or a significant portion of assets in one country or region may accentuate these risks.

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8. Federal Tax Information

On December 21, 2022, the fund declared and paid the following per-share distributions from net investment income to shareholders of record on December 20, 2022:

Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class	G Class
$0.2144	$0.2280	$0.2383	$0.1973	$0.1461	$0.1803	$0.2280	$0.2383	$0.2997

The tax character of distributions paid during the years ended November 30, 2022 and November 30, 2021 were as follows:

	2022	2021
Distributions Paid From
Ordinary income	$30,570,266	$22,717,358
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$2,712,532,550
Gross tax appreciation of investments	$443,344,592
Gross tax depreciation of investments	(374,953,862)
Net tax appreciation (depreciation) of investments	68,390,730
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(3,284,862)
Net tax appreciation (depreciation)	$65,105,868
Undistributed ordinary income	$64,771,831
Accumulated short-term capital losses	$(559,991,097)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization to ordinary income for tax purposes of unrealized gains on investments in passive foreign investment companies.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

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9. Reorganization

On December 2, 2021, the Board of Directors approved an agreement and plan of reorganization (the reorganization), whereby the net assets of NT Emerging Markets Fund, one fund in a series issued by the corporation, were transferred to Emerging Markets Fund in exchange for shares of Emerging Markets Fund. The purpose of the transaction was to combine two funds with substantially similar investment objectives and strategies. The financial statements and performance history of Emerging Markets Fund survived after the reorganization. The reorganization was effective at the close of the NYSE on April 22, 2022.

The reorganization was accomplished by a tax-free exchange of shares. On April 22, 2022, NT Emerging Markets Fund exchanged its shares for shares of Emerging Markets Fund as follows:

Original Fund/Class	Shares Exchanged	New Fund/Class	Shares Received
NT Emerging Markets Fund – G Class	75,795,014	Emerging Markets Fund – G Class	69,959,409

The net assets of NT Emerging Markets Fund and Emerging Markets Fund immediately before the reorganization were $781,612,283 and $2,574,757,849, respectively. NT Emerging Markets Fund's unrealized appreciation of $(21,227,170) was combined with that of Emerging Markets Fund. Immediately after the reorganization, the combined net assets were $3,356,370,132.

Assuming the reorganization had been completed on December 1, 2021, the beginning of the annual reporting period, the pro forma results of operations for the period ended November 30, 2022 are as follows:

Net investment income (loss)	$40,561,064
Net realized and unrealized gain (loss)	(1,115,140,186)
Net increase (decrease) in net assets resulting from operations	$(1,074,579,122)

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of NT Emerging Markets Fund that have been included in the fund’s Statement of Operations since April 22, 2022.
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Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2022	$13.67	0.09	(3.61)	(3.52)	(0.11)	—	(0.11)	$10.04	(25.84)%	1.26%	1.26%	0.84%	0.84%	52%	$368,506
2021	$13.62	0.05	0.08	0.13	(0.08)	—	(0.08)	$13.67	0.91%	1.25%	1.25%	0.36%	0.36%	35%	$554,001
2020	$11.25	0.04	2.48	2.52	(0.15)	—	(0.15)	$13.62	22.79%	1.26%	1.26%	0.33%	0.33%	30%	$582,036
2019	$10.19	0.17	0.94	1.11	(0.05)	—	(0.05)	$11.25	10.99%	1.25%	1.25%	1.59%	1.59%	39%	$606,668
2018	$12.00	0.08	(1.80)	(1.72)	(0.03)	(0.06)	(0.09)	$10.19	(14.57)%	1.18%	1.29%	0.71%	0.60%	36%	$980,765
I Class
2022	$14.02	0.11	(3.70)	(3.59)	(0.13)	—	(0.13)	$10.30	(25.69)%	1.06%	1.06%	1.04%	1.04%	52%	$828,883
2021	$13.97	0.09	0.07	0.16	(0.11)	—	(0.11)	$14.02	1.09%	1.05%	1.05%	0.56%	0.56%	35%	$1,661,545
2020	$11.56	0.06	2.54	2.60	(0.19)	—	(0.19)	$13.97	22.94%	1.06%	1.06%	0.53%	0.53%	30%	$1,534,445
2019	$10.46	0.20	0.97	1.17	(0.07)	—	(0.07)	$11.56	11.20%	1.05%	1.05%	1.79%	1.79%	39%	$1,325,801
2018	$12.32	0.11	(1.85)	(1.74)	(0.06)	(0.06)	(0.12)	$10.46	(14.35)%	0.98%	1.09%	0.91%	0.80%	36%	$897,336

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Y Class
2022	$14.05	0.13	(3.71)	(3.58)	(0.15)	—	(0.15)	$10.32	(25.60)%	0.91%	0.91%	1.19%	1.19%	52%	$37,909
2021	$14.00	0.10	0.08	0.18	(0.13)	—	(0.13)	$14.05	1.24%	0.90%	0.90%	0.71%	0.71%	35%	$39,377
2020	$11.60	0.08	2.54	2.62	(0.22)	—	(0.22)	$14.00	23.09%	0.91%	0.91%	0.68%	0.68%	30%	$30,169
2019	$10.49	0.26	0.94	1.20	(0.09)	—	(0.09)	$11.60	11.43%	0.90%	0.90%	1.94%	1.94%	39%	$14,638
2018	$12.34	0.08	(1.81)	(1.73)	(0.06)	(0.06)	(0.12)	$10.49	(14.23)%	0.83%	0.94%	1.06%	0.95%	36%	$4,724
A Class
2022	$13.17	0.06	(3.48)	(3.42)	(0.08)	—	(0.08)	$9.67	(26.03)%	1.51%	1.51%	0.59%	0.59%	52%	$51,434
2021	$13.13	0.01	0.07	0.08	(0.04)	—	(0.04)	$13.17	0.60%	1.50%	1.50%	0.11%	0.11%	35%	$94,363
2020	$10.84	0.01	2.40	2.41	(0.12)	—	(0.12)	$13.13	22.50%	1.51%	1.51%	0.08%	0.08%	30%	$88,485
2019	$9.81	0.14	0.91	1.05	(0.02)	—	(0.02)	$10.84	10.71%	1.50%	1.50%	1.34%	1.34%	39%	$78,704
2018	$11.57	0.05	(1.75)	(1.70)	—	(0.06)	(0.06)	$9.81	(14.80)%	1.43%	1.54%	0.46%	0.35%	36%	$72,711
C Class
2022	$11.87	(0.02)	(3.14)	(3.16)	—	—	—	$8.71	(26.56)%	2.26%	2.26%	(0.16)%	(0.16)%	52%	$13,231
2021	$11.88	(0.08)	0.07	(0.01)	—	—	—	$11.87	(0.17)%	2.25%	2.25%	(0.64)%	(0.64)%	35%	$25,448
2020	$9.82	(0.07)	2.17	2.10	(0.04)	—	(0.04)	$11.88	21.48%	2.26%	2.26%	(0.67)%	(0.67)%	30%	$27,101
2019	$8.93	0.05	0.84	0.89	—	—	—	$9.82	9.97%	2.25%	2.25%	0.59%	0.59%	39%	$30,004
2018	$10.61	(0.03)	(1.59)	(1.62)	—	(0.06)	(0.06)	$8.93	(15.39)%	2.18%	2.29%	(0.29)%	(0.40)%	36%	$31,871

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R Class
2022	$13.22	0.03	(3.49)	(3.46)	(0.05)	—	(0.05)	$9.71	(26.20)%	1.76%	1.76%	0.34%	0.34%	52%	$6,075
2021	$13.17	(0.02)	0.08	0.06	(0.01)	—	(0.01)	$13.22	0.41%	1.75%	1.75%	(0.14)%	(0.14)%	35%	$7,687
2020	$10.88	(0.02)	2.40	2.38	(0.09)	—	(0.09)	$13.17	22.11%	1.76%	1.76%	(0.17)%	(0.17)%	30%	$7,466
2019	$9.85	0.12	0.91	1.03	—	—	—	$10.88	10.46%	1.75%	1.75%	1.09%	1.09%	39%	$6,825
2018	$11.64	0.02	(1.75)	(1.73)	—	(0.06)	(0.06)	$9.85	(14.97)%	1.68%	1.79%	0.21%	0.10%	36%	$5,825
R5 Class
2022	$14.04	0.11	(3.71)	(3.60)	(0.13)	—	(0.13)	$10.31	(25.67)%	1.06%	1.06%	1.04%	1.04%	52%	$10,725
2021	$13.98	0.06	0.11	0.17	(0.11)	—	(0.11)	$14.04	1.09%	1.05%	1.05%	0.56%	0.56%	35%	$12,172
2020	$11.57	0.06	2.54	2.60	(0.19)	—	(0.19)	$13.98	22.92%	1.06%	1.06%	0.53%	0.53%	30%	$3,863
2019	$10.47	0.20	0.97	1.17	(0.07)	—	(0.07)	$11.57	11.19%	1.05%	1.05%	1.79%	1.79%	39%	$2,444
2018	$12.32	0.12	(1.86)	(1.74)	(0.05)	(0.06)	(0.11)	$10.47	(14.33)%	0.98%	1.09%	0.91%	0.80%	36%	$4,521
R6 Class
2022	$14.03	0.13	(3.70)	(3.57)	(0.15)	—	(0.15)	$10.31	(25.56)%	0.91%	0.91%	1.19%	1.19%	52%	$687,720
2021	$13.98	0.11	0.07	0.18	(0.13)	—	(0.13)	$14.03	1.24%	0.90%	0.90%	0.71%	0.71%	35%	$851,240
2020	$11.58	0.08	2.54	2.62	(0.22)	—	(0.22)	$13.98	23.13%	0.91%	0.91%	0.68%	0.68%	30%	$570,868
2019	$10.48	0.23	0.96	1.19	(0.09)	—	(0.09)	$11.58	11.45%	0.90%	0.90%	1.94%	1.94%	39%	$405,776
2018	$12.34	0.12	(1.84)	(1.72)	(0.08)	(0.06)	(0.14)	$10.48	(14.28)%	0.83%	0.94%	1.06%	0.95%	36%	$239,031

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
G Class
2022(3)	$12.44	0.16	(2.08)	(1.92)	(0.12)	—	(0.12)	$10.40	(15.56)%	0.01%(4)	0.91%(4)	2.42%(4)	1.52%(4)	52%(5)	$731,719

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)April 1, 2022 (commencement of sale) through November 30, 2022.
(4)Annualized.
(5)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended November 30, 2022.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century World Mutual Funds, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Emerging Markets Fund (the “Fund”), one of the funds constituting the American Century World Mutual Funds, Inc., as of November 30, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Emerging Markets Fund of the American Century World Mutual Funds, Inc. as of November 30, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
January 17, 2023

We have served as the auditor of one or more American Century investment companies since 1997.
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Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire on December 31 of the year in which they reach their 75th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	64	None
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	64	Alleghany Corporation (2021 to 2022)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	64	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	64	None
30

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	64	MGP Ingredients, Inc. (2019 to 2021)
Jan M. Lewis (1957)	Director and Board Chair	Since 2011 (Board Chair since 2022)	Retired	64	None
Stephen E. Yates (1948)	Director	Since 2012	Retired	108	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	142	None

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.
31

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS, (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present). Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

32

Approval of Management Agreement

At a meeting held on June 29, 2022, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act of 1940 (the “Investment Company Act”), contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s Directors, including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed data and information compiled by the Advisor and certain independent data providers concerning the Fund. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor and its affiliates included, but was not limited to, the following:

•the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund including without limitation portfolio management and trading services, shareholder and intermediary services, compliance and legal services, fund accounting and financial reporting, and fund share distribution;
•the wide range of other programs and services provided to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance, including data comparing the Fund's performance to an appropriate benchmark(s) and peer group of other mutual funds with similar investment objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similarly-managed funds;
•the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;
•the Advisor’s strategic plans, generally, and with respect to the ongoing impact of the COVID-19 pandemic response, heightened areas of interest in the mutual fund industry and recent geopolitical issues;
•the Advisor’s business continuity plans, vendor management practices, and cyber security practices;
•financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;
•possible economies of scale associated with the Advisor’s management of the Fund and other accounts;
•services provided and charges to the Advisor's other investment management clients;
•acquired fund fees and expenses;
•payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and
•possible collateral benefits to the Advisor from the management of the Fund.

The Board held four meetings to consider the renewal. The independent Directors also met in private session multiple times to review and discuss the information provided in response to their request. The independent Directors held active discussions with the Advisor regarding the renewal of the management agreement, requesting supplemental information, and reviewing information provided by the Advisor in response thereto. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

33

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services which include, without limitation, the following:

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•liquidity monitoring and management
•risk management, including cyber security
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Directors’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and principal investment strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of Fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any actions being taken to improve performance, and may conduct special reviews until performance improves. The Fund’s performance was above its benchmark for the three-, five-, and ten-year periods and below its benchmark for the one-year period reviewed by the Board. The Board found the investment
34

management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through its various committees, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is sharing economies of scale, to the extent they exist, through its fee structure, and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders enhanced and expanded content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than securities transaction expenses, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Investment Company Act Rule 12b-1. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer expense universe. In addition, the Board reviewed the Fund’s position relative to the narrower set of its expense group peers. The Board concluded that the management fee paid
35

by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. To the extent there are potential collateral benefits, the Board has been advised and has taken this into consideration in its review of the management contract with the Fund. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the terms of the management agreement are fair and reasonable and that the management fee charged to the Fund is reasonable in light of the services provided and that the management agreement between the Fund and the Advisor should be renewed for an additional one-year period.
36

Proxy Voting Results

A special meeting of shareholders was held on October 13, 2022, to vote on the following proposal. The proposal received the required votes and was adopted. A summary of voting results is listed below.

To elect five directors to the Board of Directors of American Century World Mutual Funds, Inc.:

	Affirmative	Withhold
Brian Bulatao	$5,038,086,505	$96,122,848
Chris H. Cheesman	$5,044,845,654	$89,363,699
Rajesh K. Gupta	$5,040,147,195	$94,062,158
Lynn M. Jenkins	$5,034,492,760	$99,716,593
Gary C. Meltzer	$5,042,384,480	$91,824,873

The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Thomas W. Bunn, Barry Fink, Jan M. Lewis, and Stephen E. Yates.
37

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding at the IRS default rate of 10%.* Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
You may elect a different withholding rate, or request zero withholding, by submitting an acceptable IRS Form W-4R election with your distribution request. You may notify us of your W-4R election by telephone, on our distribution forms, on IRS Form W-4R, or through other acceptable electronic means. If your withholding election is for an automatic withdrawal plan, you have the right to revoke your election at any time and any election you make will remain in effect until revoked by filing a new election.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld according to state regulations if, at the time of your distribution, your tax residency is within one of the mandatory withholding states.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These portfolio holdings are available on the fund's website at americancentury.com and, upon request, by calling 1-800-345-2021. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

38

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended November 30, 2022.

For the fiscal year ended November 30, 2022, the fund intends to pass through to shareholders foreign source income of $63,667,618 and foreign taxes paid of $6,572,496, or up to the maximum amount allowable, as a foreign tax credit. Foreign source income and foreign tax expense per outstanding share on November 30, 2022 are $0.2390 and $0.0247, respectively.
39

Notes

40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century World Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2023 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91030 2301

Annual Report

November 30, 2022

Emerging Markets Small Cap Fund
Investor Class (AECVX)
I Class (AECSX)
A Class (AECLX)
C Class (AECHX)
R Class (AECMX)
R6 Class (AECTX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ending November 30, 2022. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

High Inflation, Rising Rates Fueled Volatility

The global economic and investment backdrops faced several challenges during the 12-month period. Concerns began to surface early in the fiscal year, as central banks finally admitted inflation was entrenched rather than transitory. Investors grew more cautious amid growing expectations for less accommodative monetary policy in the new year.

By early 2022, inflation soared to levels last seen in the early 1980s. Massive fiscal and monetary support unleashed during the pandemic was partly to blame. In addition, escalating energy prices, supply chain breakdowns, labor market shortages and Russia’s invasion of Ukraine further aggravated the inflation backdrop, particularly in Europe.

The Bank of England responded to surging inflation in late 2021 with a 0.15 percentage point rate hike. Policymakers raised rates another 2.75 percentage points through the end of November. The Federal Reserve waited until March 2022 to launch its inflation-fighting campaign, hiking rates 3.75 percentage points by period-end. Meanwhile, the European Central Bank (ECB) held off until July. Facing record-high inflation, the ECB raised rates 2 percentage points through November.

In addition to advancing recession risk, the combination of elevated inflation and hawkish central banks led to losses for most developed and emerging markets stock indices. A late-period rally, triggered by expectations for central banks to slow their pace of tightening, helped stocks recover some earlier losses. Overall, developed markets stocks generally fared better than emerging markets stocks, and the value style generally outpaced the growth style.

Staying Disciplined in Uncertain Times

We expect market volatility to linger as investors navigate a complex environment of high inflation, rising interest rates and economic uncertainty. In addition, Russia’s invasion of Ukraine complicates an increasingly tense geopolitical backdrop and threatens global energy markets. We will continue to monitor this evolving situation and what it broadly means for investors across asset classes.

We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
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Performance

Total Returns as of November 30, 2022
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
Investor Class	AECVX	-19.90%	1.19%	5.88%	4/7/16
MSCI Emerging Markets Small Cap Index	—	-13.68%	2.01%	5.82%	—
I Class	AECSX	-19.80%	1.39%	6.08%	4/7/16
A Class	AECLX				4/7/16
No sales charge		-20.13%	0.93%	5.61%
With sales charge		-24.72%	-0.25%	4.67%
C Class	AECHX	-20.75%	0.19%	4.82%	4/7/16
R Class	AECMX	-20.37%	0.68%	5.34%	4/7/16
R6 Class	AECTX	-19.66%	1.54%	6.24%	4/7/16
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
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Growth of $10,000 Over Life of Class
$10,000 investment made April 7, 2016
Performance for other share classes will vary due to differences in fee structure.

Value on November 30, 2022
Investor Class — $14,620

MSCI Emerging Markets Small Cap Index — $14,571

Total Annual Fund Operating Expenses
Investor Class	I Class	A Class	C Class	R Class	R6 Class
1.40%	1.20%	1.65%	2.40%	1.90%	1.05%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
4

Portfolio Commentary

Portfolio Managers: Patricia Ribeiro and Sherwin Soo

Performance Summary

Emerging Markets Small Cap returned -19.90%* for the 12 months ended November 30, 2022. The fund’s benchmark, the MSCI Emerging Markets Small Cap Index, returned -13.68% for the same period.

The fund underperformed its benchmark during the period as investors rotated toward value stocks, which sharply outperformed growth names. Factor returns were dominated by rising interest rates, and the rise in yields weighed on relative performance as value stocks outperformed growth names. Soaring inflation and tighter central bank policy ignited recession fears in many countries, roiling global assets. Macroeconomic and geopolitical uncertainty weighed on emerging markets (EM) stocks as the Russia-Ukraine conflict pressured supply chains and drove high energy and commodities prices. In China, regulatory pressures and COVID-19-induced restrictions weighed on corporate earnings and snarled supply chains.

The continuing rise in value was challenging for our investment approach as a growth manager. From a sector perspective, stock selection in the industrials sector was the key driver of underperformance. Stock choices in information technology (IT), consumer discretionary and materials also weighed substantially on relative returns. Conversely, stock choices and an overweight allocation in consumer staples made the sector a top contributor, while security selection and an underweight to health care bolstered relative performance, as did an overweight to energy. Regionally, stock selection in Taiwan was a key detractor from relative performance. Stock choices and overweight allocations in Brazil and Russia also weighed on returns. Those relative losses were partially offset by an overweight and stock selection in Mexico. Stock selection in Thailand was also a contributor.

Industrials and IT Drove Underperformance

The professional services and electrical equipment industries drove relative detraction in the industrials sector. Shares of engineering services company L&T Technology Services declined amid the uncertainty surrounding geopolitical tensions and the impact of inflation on discretionary research and development spending. We exited the position in the third quarter of 2022. Battery materials maker Ecopro BM was a detractor, despite strong earnings and top-line growth. A fire in early 2022 halted its production, leading to near-term business uncertainty, and later, shares declined amid concerns surrounding the U.S. Inflation Reduction Act of 2022, pricing pressure from customers and volatile metal prices.

Within IT, the semiconductors and semiconductor equipment industry was a source of relative weakness. Shares of the fabless integrated circuit design company ASPEED Technology declined amid rising inventory risk as component shortages ease. Investors worried that the server upcycle may begin to slow, given weaker demand in China, higher inflation and rising input costs. Analysts revised sales and earnings projections lower as customers’ inventory adjustments and order reductions raised concerns about a decline in revenue. We no longer hold the position. Elsewhere within the sector, battery foil maker Iljin Materials was among the largest overall detractors, with weakness driven by concerns surrounding growth stocks and rising interest rates. Battery copper foil demand weakness from prolonged chip shortage issues weighed on investor sentiment.

Elsewhere, several positions based in or heavily exposed to Russia weighed on relative returns, including online banking firm TCS Group Holding, online recruitment platform HeadHunter Group and children’s retailer Detsky Mir. Russian stocks declined sharply as diplomacy weakened,

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.
5

Russia invaded Ukraine and touched off the ongoing war and sanctions from the U.S., European Union and others grew harsher. We exited TCS as we reduced our Russian exposure. Other notable detractors included Brazil-based travel platform CVC Brasil Operadora e Agencia de Viagens and pet products retailer Pet Center Comercio e Participacoes. CVC Brasil’s shares declined amid weak bookings, mainly due to the challenging macroeconomic environment and the impact of COVID-19. We exited the position. Pet Center was weak as supply chain cost inflation combined with pressure on disposable incomes raised concerns about margin pressures.

Consumer Staples, Health Care and Energy Were Key Contributors

An overweight to Varun Beverages, which makes carbonated drinks, juices and packaged drinking water, drove the majority of contribution from consumer staples. Shares advanced sharply during the period as reopening drove robust volume and sales growth as well as margin expansion. Varun’s expansion of its distribution network into underpenetrated areas, which could drive net sales growth and higher realization, also supported the stock. Food and staples retailers also helped drive sector contribution, led by South Korea-based convenience store operator BGF Retail, which benefited from the relaxation of COVID-19 mobility measures.

In health care, lack of exposure to several index constituents bolstered relative returns, especially in the biotechnology, pharmaceuticals and health care providers and services industries. Bumrungrad Hospital, added to the portfolio in June, was also a notable contributor, as patient volumes and utilization rates improved post-COVID-19. Management expects revenues to continue to grow with strong foreign patient inflows as Bumrungrad scaled back pandemic discounts.

An overweight allocation to the energy sector helped relative performance, led by an overweight to independent oil and gas company Petro Rio. Petro Rio’s shares advanced sharply amid strong results on the back of higher production, sales growth and lower costs. An overweight to South Africa-based Thungela Resources also added value, as the stock benefited from higher thermal coal prices, which we expect to remain elevated.

Elsewhere, key individual contributors included Mexico-based bank Gentera. Early in the period, Gentera’s earnings returned to pre-pandemic levels. More recent results repeatedly pointed toward an ongoing recovery across Gentera’s main financial indicators, including strong margins and solid operating trends in the third quarter of 2022. Given positive recovery trends in Mexico, weakened competition and a large addressable market, we believe Gentera has ample room for margin improvement.

Outlook

After a challenging 2022, EM equities appear ready to turn the corner toward recovery, in our view. Key macroeconomic conditions that weighed heavily on the asset class in 2022 are evolving. The U.S. dollar and U.S. bond yields may have rolled over from cyclical peaks. Also, inflation is at or near peaks in many EM economies. Finally, global supply chain disruptions continue to improve.

Interest rate increases, driven by central banks’ response to surging inflation, weighed heavily on EM stocks in 2022. Led by inflation fears and a determinedly hawkish Federal Reserve (Fed) (with global central banks following suit), elevated yields drove a rotation to value at the expense of growth-oriented, long-duration equities.

On the earnings side, EM earnings-per-share expectations have been cut significantly. It appears much of the recession worries have been priced in. After a sharp cut to consensus estimates, 2022 could mark a bottom for EM earnings, setting the stage for recovery in 2023. This is particularly likely as China reopens. A rebound in Chinese equities, which has already begun due to reopening optimism, is a large driver of the headline EM index upside expected in 2023.

In our view, China’s reopening may occur in fits and starts. China has taken a decisive step toward reopening. The economic and social impact of reopening will likely be volatile over the next few months, but we believe it will likely support a risk recovery over the course of 2023.

Likewise, China’s pro-growth policies align with our expectations. We believe policy will likely support stronger economic growth in 2023. Near-term growth may face some headwinds, but we expect consumption to become a key driver, along with continued support from infrastructure growth and further property market stabilization.
6

In this environment, we continue to favor stocks that benefit from government policy focus (such as names tied to the green economy and electric vehicles), reopening of the economy and an improving consumer. As COVID-19 restrictions ease—combined with a further uptick of booster vaccinations—we believe services activity and consumption will likely rebound. This should be driven by pent-up consumer demand, employment and income growth and increasing consumer and business confidence.

As we look ahead to 2023, macroeconomic headwinds should begin to fade, in our view. We believe much of the Fed’s heavy lifting is likely done, while China’s recovery will likely continue.

7

Fund Characteristics

NOVEMBER 30, 2022
Types of Investments in Portfolio	% of net assets
Common Stocks	97.4%
Exchange-Traded Funds	1.0%
Short-Term Investments	2.5%
Other Assets and Liabilities	(0.9)%

Top Five Countries*	% of net assets
India	22.3%
South Korea	12.3%
Taiwan	11.5%
China	10.3%
Brazil	8.9%
*Exposure indicated excludes Exchange-Traded Funds. The Schedule of Investments provides additional information on the fund's portfolio holdings.
8

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2022 to November 30, 2022.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments mutual fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
9

	Beginning Account Value 6/1/22	Ending Account Value 11/30/22	Expenses Paid During Period(1) 6/1/22 - 11/30/22	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$945.00	$6.92	1.42%
I Class	$1,000	$945.30	$5.95	1.22%
A Class	$1,000	$943.80	$8.14	1.67%
C Class	$1,000	$940.20	$11.77	2.42%
R Class	$1,000	$942.50	$9.35	1.92%
R6 Class	$1,000	$946.30	$5.22	1.07%
Hypothetical
Investor Class	$1,000	$1,017.95	$7.18	1.42%
I Class	$1,000	$1,018.95	$6.17	1.22%
A Class	$1,000	$1,016.70	$8.44	1.67%
C Class	$1,000	$1,012.94	$12.21	2.42%
R Class	$1,000	$1,015.44	$9.70	1.92%
R6 Class	$1,000	$1,019.70	$5.42	1.07%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
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Schedule of Investments

NOVEMBER 30, 2022

	Shares	Value
COMMON STOCKS — 97.4%
Brazil — 8.9%
Embraer SA, ADR(1)	5,280	$56,075
Pet Center Comercio e Participacoes SA	31,200	44,311
Petro Rio SA(1)	40,900	282,553
Santos Brasil Participacoes SA	63,100	92,047
Sendas Distribuidora SA	56,400	213,999
SLC Agricola SA	18,200	157,122
TOTVS SA	7,800	45,979
YDUQS Participacoes SA	26,000	58,069
		950,155
China — 10.3%
China Education Group Holdings Ltd.	138,000	147,630
China Overseas Property Holdings Ltd.	110,000	122,629
Chinasoft International Ltd.(1)	50,000	43,201
Far East Horizon Ltd.	252,000	191,766
Hainan Meilan International Airport Co. Ltd., H Shares(1)	34,000	93,871
JL Mag Rare-Earth Co. Ltd., H Shares	11,000	33,997
Li Ning Co. Ltd.	7,500	60,274
Tongcheng Travel Holdings Ltd.(1)	73,600	160,251
TravelSky Technology Ltd., H Shares	48,000	97,525
Xinte Energy Co. Ltd., H Shares(2)	22,800	54,404
Xtep International Holdings Ltd.	79,000	90,805
		1,096,353
Greece — 1.7%
OPAP SA	12,775	176,889
India — 22.3%
AU Small Finance Bank Ltd.	28,964	229,504
Bata India Ltd.	4,564	96,652
Central Depository Services India Ltd.	3,244	49,660
Crompton Greaves Consumer Electricals Ltd.	19,873	88,883
Indian Hotels Co. Ltd.	60,853	242,521
MakeMyTrip Ltd.(1)	5,328	158,188
Persistent Systems Ltd.	1,826	94,338
Phoenix Mills Ltd.	13,201	237,371
Prestige Estates Projects Ltd.	38,431	224,753
Shriram Transport Finance Co. Ltd.	4,983	82,942
Torrent Pharmaceuticals Ltd.	5,695	116,344
Varun Beverages Ltd.	18,628	286,496
VIP Industries Ltd.	27,261	241,565
WNS Holdings Ltd., ADR(1)	2,668	224,966
		2,374,183
Indonesia — 4.8%
Aneka Tambang Tbk	369,000	46,994
Bank BTPN Syariah Tbk PT	333,600	68,086
Jasa Marga Persero Tbk PT(1)	229,800	45,538
Mitra Adiperkasa Tbk PT(1)	3,296,400	304,760
Tower Bersama Infrastructure Tbk PT	271,300	40,111
		505,489
11

	Shares	Value
Malaysia — 1.9%
Carlsberg Brewery Malaysia Bhd	38,800	$199,406
Mexico — 4.6%
Gentera SAB de CV	350,787	372,350
Grupo Aeroportuario del Centro Norte SAB de CV, ADR	1,699	118,114
		490,464
Peru — 1.4%
Intercorp Financial Services, Inc.	6,144	151,142
Philippines — 3.6%
International Container Terminal Services, Inc.	17,560	63,936
Puregold Price Club, Inc.	89,600	56,480
Security Bank Corp.	43,150	73,607
Wilcon Depot, Inc.	328,700	187,543
		381,566
Russia†(3)
Detsky Mir PJSC	23,844	—
HeadHunter Group PLC, ADR	776	—
		—
Saudi Arabia — 1.0%
Leejam Sports Co. JSC	4,565	103,506
South Africa — 5.7%
Capitec Bank Holdings Ltd.	702	83,345
Clicks Group Ltd.	14,463	248,814
Exxaro Resources Ltd.	11,494	150,342
Thungela Resources Ltd.	6,831	124,688
		607,189
South Korea — 12.3%
BGF retail Co. Ltd.	2,125	333,492
Dentium Co. Ltd.	735	49,843
Ecopro BM Co. Ltd.	2,931	259,714
Han Kuk Carbon Co. Ltd.	8,482	77,684
Hite Jinro Co. Ltd.	3,461	69,340
Hotel Shilla Co. Ltd.	3,259	183,143
Iljin Materials Co. Ltd.	318	15,251
Jeisys Medical, Inc.(1)	17,909	107,201
LG Innotek Co. Ltd.	876	211,201
		1,306,869
Taiwan — 11.5%
Accton Technology Corp.	16,000	142,372
Airtac International Group	3,000	93,053
Alchip Technologies Ltd.	5,000	153,617
Bizlink Holding, Inc.	9,000	73,981
Chailease Holding Co. Ltd.	37,074	244,703
Great Tree Pharmacy Co. Ltd.	20,000	196,271
Pegavision Corp.	7,000	78,887
Sercomm Corp.	73,000	199,802
Universal Vision Biotechnology Co. Ltd.	5,250	45,610
		1,228,296
Thailand — 6.5%
Bumrungrad Hospital PCL	42,800	276,848
Erawan Group PCL, NVDR(1)	1,724,800	218,337
Minor International PCL(1)	71,200	62,679
12

	Shares	Value
Plan B Media Pcl, F Shares(1)	230,500	$52,944
Thai Oil PCL	49,000	77,445
		688,253
Turkey — 0.9%
Sok Marketler Ticaret AS(1)(2)	70,538	94,213
TOTAL COMMON STOCKS (Cost $9,239,251)		10,353,973
EXCHANGE-TRADED FUNDS — 1.0%
Fubon Taiwan Small-Mid Cap Alpha Momentum 50 ETF (Cost $138,977)	93,000	108,002
SHORT-TERM INVESTMENTS — 2.5%
Money Market Funds — 0.5%
State Street Institutional U.S. Government Money Market Fund, Premier Class	138	138
State Street Navigator Securities Lending Government Money Market Portfolio(4)	54,150	54,150
		54,288
Repurchase Agreements — 2.0%
BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 2.00% - 3.375%, 2/15/25 - 5/15/51, valued at $55,862), in a joint trading account at 3.74%, dated 11/30/22, due 12/1/22 (Delivery value $54,823)		54,817
Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.875%, 11/30/29, valued at $161,251), at 3.77%, dated 11/30/22, due 12/1/22 (Delivery value $158,017)		158,000
		212,817
TOTAL SHORT-TERM INVESTMENTS (Cost $267,105)		267,105
TOTAL INVESTMENT SECURITIES—100.9% (Cost $9,645,333)		10,729,080
OTHER ASSETS AND LIABILITIES — (0.9)%		(92,411)
TOTAL NET ASSETS — 100.0%		$10,636,669

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Consumer Discretionary	24.9%
Consumer Staples	17.5%
Financials	14.5%
Information Technology	11.5%
Industrials	9.2%
Health Care	6.3%
Energy	6.0%
Real Estate	5.4%
Materials	1.2%
Communication Services	0.9%
Exchange-Traded Funds	1.0%
Short-Term Investments	2.5%
Other Assets and Liabilities	(0.9)%

13

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
NVDR	-	Non-Voting Depositary Receipt
†Category is less than 0.05% of total net assets.
(1)Non-income producing.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $118,465. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(3)Securities may be subject to resale, redemption or transferability restrictions.
(4)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $123,904, which includes securities collateral of $69,754.

See Notes to Financial Statements.
14

Statement of Assets and Liabilities

NOVEMBER 30, 2022
Assets
Investment securities, at value (cost of $9,591,183) — including $118,465 of securities on loan	$10,674,930
Investment made with cash collateral received for securities on loan, at value (cost of $54,150)	54,150
Total investment securities, at value (cost of $9,645,333)	10,729,080
Foreign currency holdings, at value (cost of $2,204)	2,204
Receivable for investments sold	25,576
Receivable for capital shares sold	237
Dividends and interest receivable	1,819
Securities lending receivable	60
Other assets	526
10,759,502

Liabilities
Payable for collateral received for securities on loan	54,150
Payable for capital shares redeemed	710
Accrued management fees	10,177
Distribution and service fees payable	258
Accrued foreign taxes	56,577
Accrued other expenses	961
122,833

Net Assets	$10,636,669

Net Assets Consist of:
Capital (par value and paid-in surplus)	$10,132,101
Distributable earnings	504,568
$10,636,669

	Net Assets	Shares Outstanding	Net Asset Value Per Share*
Investor Class, $0.01 Par Value	$2,427,781	198,878	$12.21
I Class, $0.01 Par Value	$6,309,378	513,751	$12.28
A Class, $0.01 Par Value	$243,561	20,131	$12.10
C Class, $0.01 Par Value	$12,196	1,048	$11.64
R Class, $0.01 Par Value	$523,443	43,756	$11.96
R6 Class, $0.01 Par Value	$1,120,310	90,834	$12.33
*Maximum offering price per share was equal to the net asset value per share for all share classes, except Class A, for which the maximum offering price per share was $12.84 (net asset value divided by 0.9425). A contingent deferred sales charge may be imposed on redemptions of Class A and Class C.

See Notes to Financial Statements.
15

Statement of Operations

YEAR ENDED NOVEMBER 30, 2022
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $24,527)	$253,467
Securities lending, net	2,283
Interest	2,124
257,874

Expenses:
Management fees	123,638
Distribution and service fees:
A Class	643
C Class	115
R Class	2,467
Directors' fees and expenses	268
Other expenses	1,330
128,461

Net investment income (loss)	129,413

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (net of foreign tax expenses paid (refunded) of $31,838)	(603,070)
Foreign currency translation transactions	(13,111)
(616,181)

Change in net unrealized appreciation (depreciation) on:
Investments (includes (increase) decrease in accrued foreign taxes of $31,658)	(1,649,381)
Translation of assets and liabilities in foreign currencies	311
(1,649,070)

Net realized and unrealized gain (loss)	(2,265,251)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(2,135,838)

See Notes to Financial Statements.
16

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2022 AND NOVEMBER 30, 2021
Increase (Decrease) in Net Assets	November 30, 2022	November 30, 2021
Operations
Net investment income (loss)	$129,413	$31,468
Net realized gain (loss)	(616,181)	807,548
Change in net unrealized appreciation (depreciation)	(1,649,070)	744,765
Net increase (decrease) in net assets resulting from operations	(2,135,838)	1,583,781

Distributions to Shareholders
From earnings:
Investor Class	(243,371)	(125,868)
I Class	(455,863)	(175,627)
A Class	(22,401)	(8,853)
C Class	(754)	(365)
R Class	(39,365)	(11,882)
R6 Class	(1,395)	(638)
Decrease in net assets from distributions	(763,149)	(323,233)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	3,141,480	1,720,240

Net increase (decrease) in net assets	242,493	2,980,788

Net Assets
Beginning of period	10,394,176	7,413,388
End of period	$10,636,669	$10,394,176

See Notes to Financial Statements.
17

Notes to Financial Statements

NOVEMBER 30, 2022

1. Organization

American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Emerging Markets Small Cap Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek capital growth.

The fund offers the Investor Class, I Class, A Class, C Class, R Class and R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Directors oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value.

If the valuation designee determines that the market price for a portfolio security is not readily available or is believed by the valuation designee to be unreliable, such security is valued at fair value as determined in good faith by the valuation designee, in accordance with its policies and procedures. Circumstances that may cause the fund to determine that market quotations are not available or reliable include, but are not limited to: when there is a significant event subsequent to the market quotation; trading in a security has been halted during the trading day; or trading in a security is insufficient or did not take place due to a closure or holiday.

The valuation designee monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; regulatory news, governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The valuation designee also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that it deems appropriate. The valuation designee may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

18

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

19

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of November 30, 2022.

Remaining Contractual Maturity of Agreements
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions(1)
Common Stocks	$54,150	—	—	—	$54,150
Gross amount of recognized liabilities for securities lending transactions					$54,150
(1)Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class.

20

The annual management fee for each class is as follows:

Investor Class	I Class	A Class	C Class	R Class	R6 Class
1.39%	1.19%	1.39%	1.39%	1.39%	1.04%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended November 30, 2022 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund sales were $16,179 and there were no interfund purchases. The effect of interfund transactions on the Statement of Operations was $14,501 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended November 30, 2022 were $8,653,974 and $6,272,287, respectively.

21

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended November 30, 2022		Year ended November 30, 2021
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	40,000,000		40,000,000
Sold	23,898	$328,218	54,500	$873,126
Issued in reinvestment of distributions	15,784	239,280	8,815	125,349
Redeemed	(50,201)	(689,117)	(63,653)	(992,701)
	(10,519)	(121,619)	(338)	5,774
I Class/Shares Authorized	30,000,000		30,000,000
Sold	208,766	2,797,130	125,816	2,006,203
Issued in reinvestment of distributions	29,930	455,532	12,299	175,627
Redeemed	(92,476)	(1,234,590)	(46,058)	(742,943)
	146,220	2,018,072	92,057	1,438,887
A Class/Shares Authorized	25,000,000		30,000,000
Sold	46	547	3,415	57,000
Issued in reinvestment of distributions	1,488	22,401	626	8,853
Redeemed	(11)	(140)	—	—
	1,523	22,808	4,041	65,853
C Class/Shares Authorized	25,000,000		30,000,000
Sold	370	4,607	235	3,788
Issued in reinvestment of distributions	52	754	26	365
Redeemed	—	—	(235)	(3,812)
	422	5,361	26	341
R Class/Shares Authorized	20,000,000		20,000,000
Sold	20,048	254,182	28,321	453,888
Issued in reinvestment of distributions	2,633	39,304	845	11,882
Redeemed	(11,001)	(138,933)	(16,093)	(257,023)
	11,680	154,553	13,073	208,747
R6 Class/Shares Authorized	20,000,000		20,000,000
Sold	92,243	1,091,341	—	—
Issued in reinvestment of distributions	91	1,395	44	638
Redeemed	(2,594)	(30,431)	—	—
	89,740	1,062,305	44	638
Net increase (decrease)	239,066	$3,141,480	108,903	$1,720,240

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

22

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund's portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Brazil	$56,075	$894,080	—
India	383,154	1,991,029	—
Mexico	118,114	372,350	—
Peru	151,142	—	—
Other Countries	—	6,388,029	—
Exchange-Traded Funds	—	108,002	—
Short-Term Investments	54,288	212,817	—
	$762,773	$9,966,307	—

7. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing in emerging markets or a significant portion of assets in one country or region may accentuate these risks.

The fund invests in common stocks of small companies. Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

8. Federal Tax Information

On December 21, 2022, the fund declared and paid the following per-share distributions from net investment income to shareholders of record on December 20, 2022:

Investor Class	I Class	A Class	C Class	R Class	R6 Class
$0.2487	$0.2726	$0.2188	$0.1290	$0.1888	$0.2906

The tax character of distributions paid during the years ended November 30, 2022 and November 30, 2021 were as follows:

	2022	2021
Distributions Paid From
Ordinary income	$20,428	—
Long-term capital gains	$742,721	$323,233

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

23

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$9,831,168
Gross tax appreciation of investments	$1,640,343
Gross tax depreciation of investments	(742,431)
Net tax appreciation (depreciation) of investments	897,912
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(56,589)
Net tax appreciation (depreciation)	$841,323
Undistributed ordinary income	$227,022
Accumulated short-term capital losses	$(563,777)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization to ordinary income for tax purposes of unrealized gains on investments in passive foreign investment companies.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.
24

Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2022	$16.48	0.15	(3.20)	(3.05)	(0.02)	(1.20)	(1.22)	$12.21	(19.90)%	1.41%	1.21%	64%	$2,428
2021	$14.23	0.04	2.82	2.86	—	(0.61)	(0.61)	$16.48	20.69%	1.39%	0.25%	52%	$3,451
2020	$12.52	0.04	1.72	1.76	(0.05)	—	(0.05)	$14.23	14.07%	1.54%	0.37%	60%	$2,984
2019	$11.68	0.05	1.20	1.25	—	(0.41)	(0.41)	$12.52	11.36%	1.61%	0.43%	67%	$4,764
2018	$13.66	0.04	(1.86)	(1.82)	(0.14)	(0.02)	(0.16)	$11.68	(13.59)%	1.60%	0.31%	75%	$5,924
I Class
2022	$16.57	0.18	(3.22)	(3.04)	(0.05)	(1.20)	(1.25)	$12.28	(19.80)%	1.21%	1.41%	64%	$6,309
2021	$14.27	0.07	2.84	2.91	—	(0.61)	(0.61)	$16.57	21.06%	1.19%	0.45%	52%	$6,090
2020	$12.56	0.07	1.71	1.78	(0.07)	—	(0.07)	$14.27	14.25%	1.34%	0.57%	60%	$3,932
2019	$11.69	0.07	1.21	1.28	—	(0.41)	(0.41)	$12.56	11.52%	1.41%	0.63%	67%	$2,386
2018	$13.68	0.06	(1.86)	(1.80)	(0.17)	(0.02)	(0.19)	$11.69	(13.39)%	1.40%	0.51%	75%	$1,304
A Class
2022	$16.36	0.12	(3.18)	(3.06)	—	(1.20)	(1.20)	$12.10	(20.13)%	1.66%	0.96%	64%	$244
2021	$14.17	(0.01)	2.81	2.80	—	(0.61)	(0.61)	$16.36	20.41%	1.64%	0.00%(3)	52%	$305
2020	$12.47	0.02	1.69	1.71	(0.01)	—	(0.01)	$14.17	13.76%	1.79%	0.12%	60%	$206
2019	$11.66	0.02	1.20	1.22	—	(0.41)	(0.41)	$12.47	11.11%	1.86%	0.18%	67%	$853
2018	$13.64	0.01	(1.86)	(1.85)	(0.11)	(0.02)	(0.13)	$11.66	(13.82)%	1.85%	0.06%	75%	$1,209

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2022	$15.90	0.04	(3.10)	(3.06)	—	(1.20)	(1.20)	$11.64	(20.75)%	2.41%	0.21%	64%	$12
2021	$13.88	(0.12)	2.75	2.63	—	(0.61)	(0.61)	$15.90	19.58%	2.39%	(0.75)%	52%	$10
2020	$12.29	(0.07)	1.66	1.59	—	—	—	$13.88	12.94%	2.54%	(0.63)%	60%	$8
2019	$11.58	(0.07)	1.19	1.12	—	(0.41)	(0.41)	$12.29	10.20%	2.61%	(0.57)%	67%	$684
2018	$13.55	(0.10)	(1.85)	(1.95)	—(4)	(0.02)	(0.02)	$11.58	(14.41)%	2.60%	(0.69)%	75%	$1,160
R Class
2022	$16.23	0.09	(3.16)	(3.07)	—	(1.20)	(1.20)	$11.96	(20.37)%	1.91%	0.71%	64%	$523
2021	$14.09	(0.04)	2.79	2.75	—	(0.61)	(0.61)	$16.23	20.16%	1.89%	(0.25)%	52%	$521
2020	$12.42	(0.01)	1.68	1.67	—	—	—	$14.09	13.54%	2.04%	(0.13)%	60%	$268
2019	$11.64	(0.01)	1.20	1.19	—	(0.41)	(0.41)	$12.42	10.68%	2.11%	(0.07)%	67%	$336
2018	$13.62	(0.03)	(1.86)	(1.89)	(0.07)	(0.02)	(0.09)	$11.64	(13.98)%	2.10%	(0.19)%	75%	$375
R6 Class
2022	$16.64	0.20	(3.24)	(3.04)	(0.07)	(1.20)	(1.27)	$12.33	(19.66)%	1.06%	1.56%	64%	$1,120
2021	$14.31	0.10	2.84	2.94	—	(0.61)	(0.61)	$16.64	21.15%	1.04%	0.60%	52%	$18
2020	$12.59	0.10	1.71	1.81	(0.09)	—	(0.09)	$14.31	14.47%	1.19%	0.72%	60%	$15
2019	$11.70	0.09	1.21	1.30	—	(0.41)	(0.41)	$12.59	11.68%	1.26%	0.78%	67%	$144
2018	$13.69	0.08	(1.86)	(1.78)	(0.19)	(0.02)	(0.21)	$11.70	(13.25)%	1.25%	0.66%	75%	$240

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)Ratio was less than 0.005%.
(4)Per-share amount was less than $0.005.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century World Mutual Funds, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Emerging Markets Small Cap Fund (the “Fund”), one of the funds constituting the American Century World Mutual Funds, Inc., as of November 30, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Emerging Markets Small Cap Fund of the American Century World Mutual Funds, Inc. as of November 30, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
January 17, 2023

We have served as the auditor of one or more American Century investment companies since 1997.
28

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire on December 31 of the year in which they reach their 75th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	64	None
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	64	Alleghany Corporation (2021 to 2022)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	64	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	64	None
29

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	64	MGP Ingredients, Inc. (2019 to 2021)
Jan M. Lewis (1957)	Director and Board Chair	Since 2011 (Board Chair since 2022)	Retired	64	None
Stephen E. Yates (1948)	Director	Since 2012	Retired	108	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	142	None
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.
30

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS, (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present). Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

31

Approval of Management Agreement

At a meeting held on June 29, 2022, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act of 1940 (the “Investment Company Act”), contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s Directors, including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed data and information compiled by the Advisor and certain independent data providers concerning the Fund. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor and its affiliates included, but was not limited to, the following:

•the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund including without limitation portfolio management and trading services, shareholder and intermediary services, compliance and legal services, fund accounting and financial reporting, and fund share distribution;
•the wide range of other programs and services provided to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance, including data comparing the Fund's performance to an appropriate benchmark(s) and peer group of other mutual funds with similar investment objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similarly-managed funds;
•the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;
•the Advisor’s strategic plans, generally, and with respect to the ongoing impact of the COVID-19 pandemic response, heightened areas of interest in the mutual fund industry and recent geopolitical issues;
•the Advisor’s business continuity plans, vendor management practices, and cyber security practices;
•financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;
•possible economies of scale associated with the Advisor’s management of the Fund and other accounts;
•services provided and charges to the Advisor's other investment management clients;
•acquired fund fees and expenses;
•payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and
•possible collateral benefits to the Advisor from the management of the Fund.

The Board held four meetings to consider the renewal. The independent Directors also met in private session multiple times to review and discuss the information provided in response to their request. The independent Directors held active discussions with the Advisor regarding the renewal of the management agreement, requesting supplemental information, and reviewing information provided by the Advisor in response thereto. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

32

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services which include, without limitation, the following:

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•liquidity monitoring and management
•risk management, including cyber security
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Directors’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and principal investment strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of Fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any actions being taken to improve performance, and may conduct special reviews until performance improves. The Fund’s performance was above its benchmark for the three- and five-year periods and below its benchmark for the one-year period reviewed by the Board. The Board found the investment
33

management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through its various committees, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is sharing economies of scale, to the extent they exist, through its fee structure, and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders enhanced and expanded content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than securities transaction expenses, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Investment Company Act Rule 12b-1. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe. In addition, the Board reviewed the Fund’s position relative to the narrower set of its expense group peers. The Board concluded that the management fee paid
34

by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. To the extent there are potential collateral benefits, the Board has been advised and has taken this into consideration in its review of the management contract with the Fund. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the terms of the management agreement are fair and reasonable and that the management fee charged to the Fund is reasonable in light of the services provided and that the management agreement between the Fund and the Advisor should be renewed for an additional one-year period.
35

Proxy Voting Results

A special meeting of shareholders was held on October 13, 2022, to vote on the following proposal. The proposal received the required votes and was adopted. A summary of voting results is listed below.

To elect five directors to the Board of Directors of American Century World Mutual Funds, Inc.:

	Affirmative	Withhold
Brian Bulatao	$5,038,086,505	$96,122,848
Chris H. Cheesman	$5,044,845,654	$89,363,699
Rajesh K. Gupta	$5,040,147,195	$94,062,158
Lynn M. Jenkins	$5,034,492,760	$99,716,593
Gary C. Meltzer	$5,042,384,480	$91,824,873

The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Thomas W. Bunn, Barry Fink, Jan M. Lewis, and Stephen E. Yates.
36

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding at the IRS default rate of 10%.* Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
You may elect a different withholding rate, or request zero withholding, by submitting an acceptable IRS Form W-4R election with your distribution request. You may notify us of your W-4R election by telephone, on our distribution forms, on IRS Form W-4R, or through other acceptable electronic means. If your withholding election is for an automatic withdrawal plan, you have the right to revoke your election at any time and any election you make will remain in effect until revoked by filing a new election.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld according to state regulations if, at the time of your distribution, your tax residency is within one of the mandatory withholding states.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These portfolio holdings are available on the fund's website at americancentury.com and, upon request, by calling 1-800-345-2021. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

37

Other Tax Information
The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended November 30, 2022.

The fund hereby designates $742,721, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended November 30, 2022.

For the fiscal year ended November 30, 2022, the fund intends to pass through to shareholders foreign source income of $277,994 and foreign taxes paid of $17,082, or up to the maximum amount allowable, as a foreign tax credit. Foreign source income and foreign tax expense per outstanding share on November 30, 2022 are $0.3201 and $0.0197, respectively.

38

Notes

39

Notes

40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century World Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2023 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91033 2301

Annual Report

November 30, 2022

Focused Global Growth Fund
Investor Class (TWGGX)
I Class (AGGIX)
Y Class (AGYGX)
A Class (AGGRX)
C Class (AGLCX)
R Class (AGORX)
R5 Class (AGFGX)
R6 Class (AGGDX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ending November 30, 2022. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

High Inflation, Rising Rates Fueled Volatility

The global economic and investment backdrops faced several challenges during the 12-month period. Concerns began to surface early in the fiscal year, as central banks finally admitted inflation was entrenched rather than transitory. Investors grew more cautious amid growing expectations for less accommodative monetary policy in the new year.

By early 2022, inflation soared to levels last seen in the early 1980s. Massive fiscal and monetary support unleashed during the pandemic was partly to blame. In addition, escalating energy prices, supply chain breakdowns, labor market shortages and Russia’s invasion of Ukraine further aggravated the inflation backdrop, particularly in Europe.

The Bank of England responded to surging inflation in late 2021 with a 0.15 percentage point rate hike. Policymakers raised rates another 2.75 percentage points through the end of November. The Federal Reserve waited until March 2022 to launch its inflation-fighting campaign, hiking rates 3.75 percentage points by period-end. Meanwhile, the European Central Bank (ECB) held off until July. Facing record-high inflation, the ECB raised rates 2 percentage points through November.

In addition to advancing recession risk, the combination of elevated inflation and hawkish central banks led to losses for most developed and emerging markets stock indices. A late-period rally, triggered by expectations for central banks to slow their pace of tightening, helped stocks recover some earlier losses. Overall, developed markets stocks generally fared better than emerging markets stocks, and the value style generally outpaced the growth style.

Staying Disciplined in Uncertain Times

We expect market volatility to linger as investors navigate a complex environment of high inflation, rising interest rates and economic uncertainty. In addition, Russia’s invasion of Ukraine complicates an increasingly tense geopolitical backdrop and threatens global energy markets. We will continue to monitor this evolving situation and what it broadly means for investors across asset classes.

We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
2

Performance

Total Returns as of November 30, 2022
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWGGX	-16.07%	8.47%	10.10%	—	12/1/98
MSCI ACWI Index	—	-11.62%	6.41%	8.65%	—	—
I Class	AGGIX	-15.93%	8.69%	10.32%	—	8/1/00
Y Class	AGYGX	-15.82%	8.84%	—	10.83%	4/10/17
A Class	AGGRX					2/5/99
No sales charge		-16.32%	8.21%	9.82%	—
With sales charge		-21.13%	6.93%	9.18%	—
C Class	AGLCX	-16.87%	7.39%	9.02%	—	3/1/02
R Class	AGORX	-16.48%	7.94%	9.56%	—	7/29/05
R5 Class	AGFGX	-15.86%	8.71%	—	10.68%	4/10/17
R6 Class	AGGDX	-15.79%	8.84%	—	9.48%	7/26/13
Average annual returns since inception are presented when ten years of performance history is not available.
C Class shares will automatically convert to A Class shares after being held for approximately eight years. C Class average annual returns do not reflect this conversion.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
3

Growth of $10,000 Over 10 Years
$10,000 investment made November 30, 2012
Performance for other share classes will vary due to differences in fee structure.

Value on November 30, 2022
Investor Class — $26,181

MSCI ACWI Index — $22,936

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class
1.07%	0.87%	0.72%	1.32%	2.07%	1.57%	0.87%	0.72%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
4

Portfolio Commentary

Portfolio Managers: Keith Creveling, Brent Puff and Ted Harlan

Performance Summary

Focused Global Growth returned -16.07%* for the fiscal year ended November 30, 2022, compared with the -11.62% return of its benchmark, the MSCI ACWI Index.

Stock selection and underweight exposure relative to the benchmark in health care and underweight and selection in consumer staples were among the largest shares of the fund’s underperformance. An overweight and stock selection in the energy sector buoyed relative results. An underweight in information technology also had a positive impact. Geographically, relative performance was hindered by stock selection in the U.S. and Spain. Conversely, positioning in Brazil and avoiding several underperformers in China lifted relative returns.

Investment Selections in Pharmaceuticals and Life Sciences Held Back Results

Notable individual detractors came from the health care sector, where U.S.-based holdings Catalent and Avantor pressured results. Shares of pharmaceutical firm Catalent declined as investors grappled with disappointing earnings for the two most recent fiscal quarters. The maker of drug delivery technologies has experienced lower demand for COVID-19-related products and has not yet replaced the decreased revenue through growth in its other segments. Management also cited inflation and unfavorable foreign exchange rates as factors contributing to disappointing earnings. Avantor’s stock underwent a protracted decline beginning at the end of July, when the chemical agents manufacturer’s quarterly earnings reporting was slightly lower than expected.

GXO Logistics hurt relative returns for the period. The logistics and fulfillment company’s stock dipped amid higher metal prices, supply chain concerns and weaker consumer spending. The company is a leading logistics provider, and its growth profile is supported by secular tailwinds such as supply chain outsourcing, warehouse automation and e-commerce growth.

A position in Amazon.com also curbed the fund’s relative gains. The online retailer reported its first quarterly loss in seven years in the first quarter of 2022. A reversal of pandemic-related shopping trends that saw an increase in in-store purchases and a decrease in online purchases resulted in the slowest revenue increase in two decades. Later in the period, the company disclosed financial results showing a slowdown in the sales growth of its cloud computing unit.

Energy Holdings Benefited from Higher Prices on Crude Oil and Natural Gas

Soaring prices for oil and natural gas boosted the energy sector, where Pioneer Natural Resources, one of the largest U.S.-based oil producers, and liquefied natural gas company Cheniere Energy led contributors. Following Russia’s invasion of Ukraine, European countries began cutting ties with Russian oil and gas companies, which positioned Pioneer and Cheniere to supply those economies. Further supporting stock gains for Cheniere were second-quarter earnings that surpassed analysts’ consensus estimates and management’s decision to raise the full-year earnings guidance.

Health care stock AstraZeneca also bolstered the fund’s relative results. The drugmaker benefited from a robust pipeline of blockbuster drugs and pandemic-driven gains. In March, it received Food and Drug Administration approval for expanded use of its breast cancer drug developed in

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.
5

partnership with Merck & Co. AstraZeneca has also distributed its COVID-19 vaccine more broadly and provided COVID-19 treatments.

Another material contributor was B3 - Brasil Bolsa Balcao. Shares of the Brazilian stock exchange operator experienced significant volatility but gained during the reporting period. The company’s fundamentals remain strong, in our view.

Portfolio Positioning

The fund continues to invest in companies where we believe business fundamentals are improving and where we have high conviction that improvement is sustainable. Though the outbreak of COVID-19 has been disruptive, the portfolio’s major themes highlighted below are structurally unchanged.

Companies with highly resilient business models, such as those with recurring and predictable revenue profiles, are well represented in the portfolio. We are also biased toward businesses with financial strength and low leverage. We expect these businesses to remain profitable in a global economy where growth will remain under pressure.

As economic growth slows in reaction to tighter monetary policies and rising costs, our bias moves toward businesses tied to structural drivers rather than growth that relies on a cyclical tailwind. We prefer business models with a higher degree of earnings sustainability and predictability. The portfolio continues to have exposure to many secular trends, such as digitization, cloud computing, 5G network rollout, data center expansion and vehicle electrification.

As the relative weakness in many growth stocks continues, we will seek to take advantage of the correction in market multiples and add to existing positions or establish new positions in names where we believe the risk/reward ratio appears more favorable.

The fund’s exposure to businesses with a cyclical element to growth is focused on a handful of opportunities. For example, we continue to hold investments tied to the automobiles industry, specifically those companies benefiting from trends such as vehicle electrification. We expect global automobile demand to remain strong despite the risk of slowing macroeconomic growth.

The fund has exposure to businesses within the financials sector (e.g., lenders and insurers) that would benefit from higher interest rates. We have assessed the impact of higher rates on other areas, such as real estate investment trusts, and we remain confident that those companies will be able to offset inflationary headwinds via sustained revenue and earnings growth. The fund retains a neutral exposure to the leverage factor.

6

Fund Characteristics

NOVEMBER 30, 2022
Types of Investments in Portfolio	% of net assets
Common Stocks	98.8%
Short-Term Investments	1.2%
Other Assets and Liabilities	—*
*Category is less than 0.05% of total net assets.

Top Five Countries	% of net assets
United States	65.3%
Hong Kong	6.4%
France	6.1%
United Kingdom	3.3%
Italy	3.2%
7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2022 to November 30, 2022.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments mutual fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 6/1/22	Ending Account Value 11/30/22	Expenses Paid During Period(1) 6/1/22 - 11/30/22	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$947.10	$5.27	1.08%
I Class	$1,000	$948.00	$4.30	0.88%
Y Class	$1,000	$948.50	$3.57	0.73%
A Class	$1,000	$945.80	$6.49	1.33%
C Class	$1,000	$942.90	$10.13	2.08%
R Class	$1,000	$944.60	$7.70	1.58%
R5 Class	$1,000	$948.00	$4.30	0.88%
R6 Class	$1,000	$948.40	$3.57	0.73%
Hypothetical
Investor Class	$1,000	$1,019.65	$5.47	1.08%
I Class	$1,000	$1,020.66	$4.46	0.88%
Y Class	$1,000	$1,021.41	$3.70	0.73%
A Class	$1,000	$1,018.40	$6.73	1.33%
C Class	$1,000	$1,014.64	$10.50	2.08%
R Class	$1,000	$1,017.15	$7.99	1.58%
R5 Class	$1,000	$1,020.66	$4.46	0.88%
R6 Class	$1,000	$1,021.41	$3.70	0.73%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
9

Schedule of Investments

NOVEMBER 30, 2022

	Shares	Value
COMMON STOCKS — 98.8%
Brazil — 2.7%
B3 SA - Brasil Bolsa Balcao	6,428,400	$15,806,678
Canada — 3.0%
Canadian Pacific Railway Ltd.	215,580	17,658,158
France — 6.1%
Pernod Ricard SA	87,180	17,295,262
Schneider Electric SE	123,120	18,181,639
		35,476,901
Hong Kong — 6.4%
AIA Group Ltd.	1,820,200	18,483,411
Hong Kong Exchanges & Clearing Ltd.	475,483	18,904,012
		37,387,423
India — 3.1%
HDFC Bank Ltd.	924,420	18,334,039
Ireland — 2.7%
ICON PLC(1)	74,950	16,147,228
Italy — 3.2%
Stellantis NV	1,193,594	18,786,215
Spain — 3.0%
Cellnex Telecom SA	508,070	17,471,774
United Kingdom — 3.3%
AstraZeneca PLC	142,630	19,303,639
United States — 65.3%
Air Products and Chemicals, Inc.	57,320	17,778,371
Alphabet, Inc., Class A	270,400	27,307,696
Amazon.com, Inc.(1)	221,920	21,424,157
Aptiv PLC(1)	159,620	17,026,665
Avantor, Inc.(1)	695,320	15,491,730
Catalent, Inc.(1)	205,670	10,310,237
Cheniere Energy, Inc.	96,870	16,987,123
CoStar Group, Inc.(1)	209,890	17,009,486
Equinix, Inc.	27,326	18,872,702
GXO Logistics, Inc.(1)	377,127	17,672,171
HEICO Corp.	109,300	17,740,483
Lowe's Cos., Inc.	77,880	16,553,394
Marvell Technology, Inc.	403,570	18,774,076
Mastercard, Inc., Class A	49,800	17,748,720
Microsoft Corp.	131,060	33,438,649
NXP Semiconductors NV	97,650	17,170,776
Pioneer Natural Resources Co.	60,798	14,347,720
S&P Global, Inc.	46,420	16,376,976
SBA Communications Corp.	56,650	16,955,345
Truist Financial Corp.	345,220	16,159,748
Workday, Inc., Class A(1)	102,800	17,260,120
		382,406,345
TOTAL COMMON STOCKS (Cost $528,678,644)		578,778,400
10

	Shares	Value
SHORT-TERM INVESTMENTS — 1.2%
Money Market Funds†
State Street Institutional U.S. Government Money Market Fund, Premier Class	3,407	$3,407
Repurchase Agreements — 1.2%
BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 2.00% - 3.375%, 2/15/25 - 5/15/51, valued at $1,769,917), in a joint trading account at 3.74%, dated 11/30/22, due 12/1/22 (Delivery value $1,737,003)		1,736,823
Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 1.125%, 2/15/31, valued at $5,107,171), at 3.77%, dated 11/30/22, due 12/1/22 (Delivery value $5,007,524)		5,007,000
		6,743,823
TOTAL SHORT-TERM INVESTMENTS (Cost $6,747,230)		6,747,230
TOTAL INVESTMENT SECURITIES—100.0% (Cost $535,425,874)		585,525,630
OTHER ASSETS AND LIABILITIES†		51,071
TOTAL NET ASSETS — 100.0%		$585,576,701

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Financials	17.8%
Information Technology	17.8%
Industrials	15.0%
Consumer Discretionary	12.6%
Health Care	10.4%
Communication Services	7.7%
Real Estate	6.1%
Energy	5.4%
Consumer Staples	3.0%
Materials	3.0%
Short-Term Investments	1.2%
Other Assets and Liabilities	—*
*Category is less than 0.05% of total net assets.

NOTES TO SCHEDULE OF INVESTMENTS
†Category is less than 0.05% of total net assets.
(1)Non-income producing.

See Notes to Financial Statements.
11

Statement of Assets and Liabilities

NOVEMBER 30, 2022
Assets
Investment securities, at value (cost of $535,425,874)	$585,525,630
Foreign currency holdings, at value (cost of $545)	570
Receivable for capital shares sold	81,277
Dividends and interest receivable	1,214,001
Other assets	1,073
586,822,551

Liabilities
Payable for capital shares redeemed	214,102
Accrued management fees	450,895
Distribution and service fees payable	9,572
Accrued foreign taxes	538,934
Accrued other expenses	32,347
1,245,850

Net Assets	$585,576,701

Net Assets Consist of:
Capital (par value and paid-in surplus)	$481,625,477
Distributable earnings	103,951,224
$585,576,701

	Net Assets	Shares Outstanding	Net Asset Value Per Share*
Investor Class, $0.01 Par Value	$388,619,083	35,008,330	$11.10
I Class, $0.01 Par Value	$81,949,187	7,136,105	$11.48
Y Class, $0.01 Par Value	$330,185	28,431	$11.61
A Class, $0.01 Par Value	$26,064,338	2,486,474	$10.48
C Class, $0.01 Par Value	$2,822,447	363,750	$7.76
R Class, $0.01 Par Value	$6,033,222	599,883	$10.06
R5 Class, $0.01 Par Value	$8,867	772	$11.49
R6 Class, $0.01 Par Value	$79,749,372	6,878,590	$11.59
*Maximum offering price per share was equal to the net asset value per share for all share classes, except Class A, for which the maximum offering price per share was $11.12 (net asset value divided by 0.9425). A contingent deferred sales charge may be imposed on redemptions of Class A and Class C.

See Notes to Financial Statements.
12

Statement of Operations

YEAR ENDED NOVEMBER 30, 2022
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $521,431)	$9,484,461
Foreign withholding tax recoveries	771,066
Interest	239,737
10,495,264

Expenses:
Management fees	6,363,421
Distribution and service fees:
A Class	71,857
C Class	39,407
R Class	33,933
Directors' fees and expenses	17,439
Other expenses	234,559
6,760,616

Net investment income (loss)	3,734,648

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (net of foreign tax expenses paid (refunded) of $32,226)	54,133,519
Foreign currency translation transactions	(250,095)
53,883,424

Change in net unrealized appreciation (depreciation) on:
Investments (includes (increase) decrease in accrued foreign taxes of $(70,999))	(173,461,728)
Translation of assets and liabilities in foreign currencies	(15,187)
(173,476,915)

Net realized and unrealized gain (loss)	(119,593,491)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(115,858,843)

See Notes to Financial Statements.
13

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2022 AND NOVEMBER 30, 2021
Increase (Decrease) in Net Assets	November 30, 2022	November 30, 2021
Operations
Net investment income (loss)	$3,734,648	$2,347,878
Net realized gain (loss)	53,883,424	94,402,210
Change in net unrealized appreciation (depreciation)	(173,476,915)	2,228,651
Net increase (decrease) in net assets resulting from operations	(115,858,843)	98,978,739

Distributions to Shareholders
From earnings:
Investor Class	(59,295,371)	(45,815,568)
I Class	(12,265,976)	(9,140,352)
Y Class	(36,897)	(16,008)
A Class	(4,217,225)	(3,095,249)
C Class	(855,686)	(729,583)
R Class	(1,075,356)	(964,647)
R5 Class	(1,247)	(890)
R6 Class	(11,450,826)	(8,866,888)
Decrease in net assets from distributions	(89,198,584)	(68,629,185)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	44,991,325	22,244,775

Net increase (decrease) in net assets	(160,066,102)	52,594,329

Net Assets
Beginning of period	745,642,803	693,048,474
End of period	$585,576,701	$745,642,803

See Notes to Financial Statements.
14

Notes to Financial Statements

NOVEMBER 30, 2022

1. Organization

American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Focused Global Growth Fund (the fund) is one fund in a series issued by the corporation. The fund's investment objective is to seek capital growth.

The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class and R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Directors oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value.

If the valuation designee determines that the market price for a portfolio security is not readily available or is believed by the valuation designee to be unreliable, such security is valued at fair value as determined in good faith by the valuation designee, in accordance with its policies and procedures. Circumstances that may cause the fund to determine that market quotations are not available or reliable include, but are not limited to: when there is a significant event subsequent to the market quotation; trading in a security has been halted during the trading day; or trading in a security is insufficient or did not take place due to a closure or holiday.

The valuation designee monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; regulatory news, governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The valuation designee also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that it deems appropriate. The valuation designee may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

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Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Foreign withholding tax recoveries represent the receipt of certain European Union (EU) withholding taxes previously withheld. The fund will record any EU reclaims only when certainty exists as to the likelihood of receipt.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.
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Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund's assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund's assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts), as well as exchange-traded funds managed by the investment advisor, that use very similar investment teams and strategies (strategy assets).

The management fee schedule range and the effective annual management fee for each class for the period ended November 30, 2022 are as follows:

	Management Fee Schedule Range	Effective Annual Management Fee
Investor Class	1.050% to 1.300%	1.06%
I Class	0.850% to 1.100%	0.86%
Y Class	0.700% to 0.950%	0.71%
A Class	1.050% to 1.300%	1.06%
C Class	1.050% to 1.300%	1.06%
R Class	1.050% to 1.300%	1.06%
R5 Class	0.850% to 1.100%	0.86%
R6 Class	0.700% to 0.950%	0.71%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended November 30, 2022 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

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Other Expenses — The fund’s other expenses may include interest charges, clearing exchange fees, proxy solicitation expenses, fees associated with the recovery of foreign tax reclaims and other miscellaneous expenses. The impact of other expenses to the ratio of operating expenses to average net assets was 0.04% for the period ended November 30, 2022.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended November 30, 2022 were $284,758,675 and $331,195,909, respectively.

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5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended November 30, 2022		Year ended November 30, 2021
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	450,000,000		450,000,000
Sold	1,932,663	$22,830,018	1,945,842	$28,544,017
Issued in reinvestment of distributions	4,250,591	57,000,417	3,325,188	44,324,787
Redeemed	(4,218,375)	(49,360,350)	(4,017,264)	(59,355,560)
	1,964,879	30,470,085	1,253,766	13,513,244
I Class/Shares Authorized	45,000,000		40,000,000
Sold	1,832,844	22,512,912	1,052,526	15,912,069
Issued in reinvestment of distributions	885,350	12,262,099	666,184	9,133,407
Redeemed	(2,270,173)	(27,276,465)	(1,385,607)	(21,102,181)
	448,021	7,498,546	333,103	3,943,295
Y Class/Shares Authorized	20,000,000		20,000,000
Sold	9,940	135,647	10,282	163,455
Issued in reinvestment of distributions	2,640	36,897	1,158	16,008
Redeemed	(4,067)	(49,932)	(2,611)	(38,508)
	8,513	122,612	8,829	140,955
A Class/Shares Authorized	40,000,000		40,000,000
Sold	339,523	3,783,093	396,873	5,527,341
Issued in reinvestment of distributions	326,486	4,143,104	238,150	3,026,909
Redeemed	(566,995)	(6,486,681)	(437,494)	(6,205,899)
	99,014	1,439,516	197,529	2,348,351
C Class/Shares Authorized	25,000,000		30,000,000
Sold	32,854	261,919	172,859	1,883,121
Issued in reinvestment of distributions	89,588	847,510	72,540	721,044
Redeemed	(248,279)	(2,050,541)	(228,104)	(2,455,660)
	(125,837)	(941,112)	17,295	148,505
R Class/Shares Authorized	25,000,000		30,000,000
Sold	93,331	1,019,297	98,966	1,348,277
Issued in reinvestment of distributions	88,071	1,075,356	78,345	964,421
Redeemed	(191,599)	(2,163,704)	(226,169)	(3,046,609)
	(10,197)	(69,051)	(48,858)	(733,911)
R5 Class/Shares Authorized	20,000,000		20,000,000
Issued in reinvestment of distributions	90	1,247	65	890
R6 Class/Shares Authorized	60,000,000		65,000,000
Sold	1,996,810	23,558,711	1,837,852	27,779,007
Issued in reinvestment of distributions	736,785	10,285,523	583,293	8,055,272
Redeemed	(2,160,503)	(27,374,752)	(2,133,776)	(32,950,833)
	573,092	6,469,482	287,369	2,883,446
Net increase (decrease)	2,957,575	$44,991,325	2,049,098	$22,244,775

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6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund's portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Brazil	—	$15,806,678	—
France	—	35,476,901	—
Hong Kong	—	37,387,423	—
India	—	18,334,039	—
Italy	—	18,786,215	—
Spain	—	17,471,774	—
United Kingdom	—	19,303,639	—
Other Countries	$416,211,731	—	—
Short-Term Investments	3,407	6,743,823	—
	$416,215,138	$169,310,492	—

7. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing in emerging markets or a significant portion of assets in one country or region may accentuate these risks.

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8. Federal Tax Information

On December 21, 2022, the fund declared and paid a per-share distribution from net realized gains to shareholders of record on December 20, 2022 of $1.1260 for the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class and R6 Class.

On December 21, 2022, the fund declared and paid the following per-share distributions from net investment income to shareholders of record on December 20, 2022:

Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class
$0.0611	$0.0821	$0.0978	$0.0349	—	$0.0087	$0.0821	$0.0978

The tax character of distributions paid during the years ended November 30, 2022 and November 30, 2021 were as follows:

	2022	2021
Distributions Paid From
Ordinary income	$9,640,234	$19,030,387
Long-term capital gains	$79,558,350	$49,598,798

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$537,253,727
Gross tax appreciation of investments	$101,874,237
Gross tax depreciation of investments	(53,602,334)
Net tax appreciation (depreciation) of investments	48,271,903
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(543,917)
Net tax appreciation (depreciation)	$47,727,986
Undistributed ordinary income	$3,449,845
Accumulated long-term gains	$58,426,751
Post-October capital loss deferral	$(5,653,358)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2022	$15.00	0.06	(2.16)	(2.10)	(0.03)	(1.77)	(1.80)	$11.10	(16.07)%	1.10%	0.54%	45%	$388,619
2021	$14.56	0.04	1.84	1.88	—	(1.44)	(1.44)	$15.00	14.18%	1.07%	0.26%	40%	$495,712
2020	$13.54	(0.02)	3.16	3.14	—(3)	(2.12)	(2.12)	$14.56	27.02%	1.07%	(0.14)%	73%	$462,781
2019	$12.32	0.01	2.33	2.34	(0.01)	(1.11)	(1.12)	$13.54	21.82%	1.07%	0.07%	68%	$450,413
2018	$13.67	0.04	0.11	0.15	(0.03)	(1.47)	(1.50)	$12.32	1.27%	1.07%	0.29%	42%	$408,562
I Class
2022	$15.46	0.09	(2.24)	(2.15)	(0.06)	(1.77)	(1.83)	$11.48	(15.93)%	0.90%	0.74%	45%	$81,949
2021	$14.93	0.07	1.90	1.97	—	(1.44)	(1.44)	$15.46	14.45%	0.87%	0.46%	40%	$103,394
2020	$13.84	—(3)	3.24	3.24	(0.03)	(2.12)	(2.15)	$14.93	27.21%	0.87%	0.06%	73%	$94,888
2019	$12.57	0.03	2.39	2.42	(0.04)	(1.11)	(1.15)	$13.84	22.04%	0.87%	0.27%	68%	$28,238
2018	$13.91	0.06	0.12	0.18	(0.05)	(1.47)	(1.52)	$12.57	1.52%	0.87%	0.49%	42%	$16,210
Y Class
2022	$15.62	0.11	(2.27)	(2.16)	(0.08)	(1.77)	(1.85)	$11.61	(15.82)%	0.75%	0.89%	45%	$330
2021	$15.05	0.08	1.93	2.01	—	(1.44)	(1.44)	$15.62	14.62%	0.72%	0.61%	40%	$311
2020	$13.93	0.03	3.26	3.29	(0.05)	(2.12)	(2.17)	$15.05	27.48%	0.72%	0.21%	73%	$167
2019	$12.65	0.01	2.43	2.44	(0.05)	(1.11)	(1.16)	$13.93	22.18%	0.72%	0.42%	68%	$299
2018	$13.98	0.08	0.12	0.20	(0.06)	(1.47)	(1.53)	$12.65	1.62%	0.72%	0.64%	42%	$7

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2022	$14.27	0.03	(2.05)	(2.02)	—	(1.77)	(1.77)	$10.48	(16.32)%	1.35%	0.29%	45%	$26,064
2021	$13.94	—(3)	1.77	1.77	—	(1.44)	(1.44)	$14.27	13.99%	1.32%	0.01%	40%	$34,059
2020	$13.08	(0.05)	3.03	2.98	—	(2.12)	(2.12)	$13.94	26.66%	1.32%	(0.39)%	73%	$30,537
2019	$11.96	(0.02)	2.25	2.23	—	(1.11)	(1.11)	$13.08	21.48%	1.32%	(0.18)%	68%	$26,932
2018	$13.31	—(3)	0.12	0.12	—	(1.47)	(1.47)	$11.96	1.08%	1.32%	0.04%	42%	$26,256
C Class
2022	$11.08	(0.04)	(1.51)	(1.55)	—	(1.77)	(1.77)	$7.76	(16.87)%	2.10%	(0.46)%	45%	$2,822
2021	$11.23	(0.08)	1.37	1.29	—	(1.44)	(1.44)	$11.08	12.99%	2.07%	(0.74)%	40%	$5,426
2020	$11.00	(0.11)	2.46	2.35	—	(2.12)	(2.12)	$11.23	25.84%	2.07%	(1.14)%	73%	$5,302
2019	$10.32	(0.09)	1.88	1.79	—	(1.11)	(1.11)	$11.00	20.53%	2.07%	(0.93)%	68%	$4,960
2018	$11.77	(0.08)	0.10	0.02	—	(1.47)	(1.47)	$10.32	0.27%	2.07%	(0.71)%	42%	$4,662
R Class
2022	$13.79	—(3)	(1.96)	(1.96)	—	(1.77)	(1.77)	$10.06	(16.48)%	1.60%	0.04%	45%	$6,033
2021	$13.55	(0.03)	1.71	1.68	—	(1.44)	(1.44)	$13.79	13.71%	1.57%	(0.24)%	40%	$8,411
2020	$12.80	(0.07)	2.94	2.87	—	(2.12)	(2.12)	$13.55	26.34%	1.57%	(0.64)%	73%	$8,931
2019	$11.75	(0.05)	2.21	2.16	—	(1.11)	(1.11)	$12.80	21.24%	1.57%	(0.43)%	68%	$7,448
2018	$13.14	(0.03)	0.11	0.08	—	(1.47)	(1.47)	$11.75	0.75%	1.57%	(0.21)%	42%	$6,995

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R5 Class
2022	$15.46	0.09	(2.23)	(2.14)	(0.06)	(1.77)	(1.83)	$11.49	(15.86)%	0.90%	0.74%	45%	$9
2021	$14.93	0.07	1.90	1.97	—	(1.44)	(1.44)	$15.46	14.45%	0.87%	0.46%	40%	$11
2020	$13.84	0.01	3.23	3.24	(0.03)	(2.12)	(2.15)	$14.93	27.21%	0.87%	0.06%	73%	$9
2019	$12.57	0.03	2.39	2.42	(0.04)	(1.11)	(1.15)	$13.84	22.04%	0.87%	0.27%	68%	$7
2018	$13.90	0.06	0.12	0.18	(0.04)	(1.47)	(1.51)	$12.57	1.52%	0.87%	0.49%	42%	$6
R6 Class
2022	$15.59	0.11	(2.26)	(2.15)	(0.08)	(1.77)	(1.85)	$11.59	(15.79)%	0.75%	0.89%	45%	$79,749
2021	$15.03	0.09	1.91	2.00	—	(1.44)	(1.44)	$15.59	14.57%	0.72%	0.61%	40%	$98,318
2020	$13.92	0.03	3.25	3.28	(0.05)	(2.12)	(2.17)	$15.03	27.44%	0.72%	0.21%	73%	$90,433
2019	$12.63	0.05	2.40	2.45	(0.05)	(1.11)	(1.16)	$13.92	22.30%	0.72%	0.42%	68%	$65,850
2018	$13.98	0.09	0.10	0.19	(0.07)	(1.47)	(1.54)	$12.63	1.58%	0.72%	0.64%	42%	$48,147

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)Per-share amount was less than $0.005.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century World Mutual Funds, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Focused Global Growth Fund (the “Fund”), one of the funds constituting the American Century World Mutual Funds, Inc., as of November 30, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Focused Global Growth Fund of the American Century World Mutual Funds, Inc. as of November 30, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
January 17, 2023

We have served as the auditor of one or more American Century investment companies since 1997.
25

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire on December 31 of the year in which they reach their 75th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	64	None
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	64	Alleghany Corporation (2021 to 2022)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	64	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	64	None
26

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	64	MGP Ingredients, Inc. (2019 to 2021)
Jan M. Lewis (1957)	Director and Board Chair	Since 2011 (Board Chair since 2022)	Retired	64	None
Stephen E. Yates (1948)	Director	Since 2012	Retired	108	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	142	None
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.
27

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS, (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present). Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

28

Approval of Management Agreement

At a meeting held on June 29, 2022, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act of 1940 (the “Investment Company Act”), contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s Directors, including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed data and information compiled by the Advisor and certain independent data providers concerning the Fund. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor and its affiliates included, but was not limited to, the following:

•the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund including without limitation portfolio management and trading services, shareholder and intermediary services, compliance and legal services, fund accounting and financial reporting, and fund share distribution;
•the wide range of other programs and services provided to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance, including data comparing the Fund's performance to an appropriate benchmark(s) and peer group of other mutual funds with similar investment objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similarly-managed funds;
•the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;
•the Advisor’s strategic plans, generally, and with respect to the ongoing impact of the COVID-19 pandemic response, heightened areas of interest in the mutual fund industry and recent geopolitical issues;
•the Advisor’s business continuity plans, vendor management practices, and cyber security practices;
•financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;
•possible economies of scale associated with the Advisor’s management of the Fund and other accounts;
•services provided and charges to the Advisor's other investment management clients;
•acquired fund fees and expenses;
•payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and
•possible collateral benefits to the Advisor from the management of the Fund.

The Board held four meetings to consider the renewal. The independent Directors also met in private session multiple times to review and discuss the information provided in response to their request. The independent Directors held active discussions with the Advisor regarding the renewal of the management agreement, requesting supplemental information, and reviewing information provided by the Advisor in response thereto. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

29

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services which include, without limitation, the following:

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•liquidity monitoring and management
•risk management, including cyber security
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Directors’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and principal investment strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of Fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any actions being taken to improve performance, and may conduct special reviews until performance improves. The Fund’s performance was above its benchmark for the three-, five-, and ten-year periods and below its benchmark for the one-year period reviewed by the Board. The Board found the investment
30

management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through its various committees, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is sharing economies of scale, to the extent they exist, through its fee structure, and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders enhanced and expanded content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow. Assets of various classes of the same Fund or similarly-managed products are combined with the assets of the Fund to help achieve those breakpoints.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than securities transaction expenses, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Investment Company Act Rule 12b-1. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The
31

unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer expense universe. In addition, the Board reviewed the Fund’s position relative to the narrower set of its expense group peers. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. To the extent there are potential collateral benefits, the Board has been advised and has taken this into consideration in its review of the management contract with the Fund. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the terms of the management agreement are fair and reasonable and that the management fee charged to the Fund is reasonable in light of the services provided and that the management agreement between the Fund and the Advisor should be renewed for an additional one-year period.
32

Proxy Voting Results

A special meeting of shareholders was held on October 13, 2022, to vote on the following proposal. The proposal received the required votes and was adopted. A summary of voting results is listed below.

To elect five directors to the Board of Directors of American Century World Mutual Funds, Inc.:

	Affirmative	Withhold
Brian Bulatao	$5,038,086,505	$96,122,848
Chris H. Cheesman	$5,044,845,654	$89,363,699
Rajesh K. Gupta	$5,040,147,195	$94,062,158
Lynn M. Jenkins	$5,034,492,760	$99,716,593
Gary C. Meltzer	$5,042,384,480	$91,824,873

The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Thomas W. Bunn, Barry Fink, Jan M. Lewis, and Stephen E. Yates.
33

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding at the IRS default rate of 10%.* Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
You may elect a different withholding rate, or request zero withholding, by submitting an acceptable IRS Form W-4R election with your distribution request. You may notify us of your W-4R election by telephone, on our distribution forms, on IRS Form W-4R, or through other acceptable electronic means. If your withholding election is for an automatic withdrawal plan, you have the right to revoke your election at any time and any election you make will remain in effect until revoked by filing a new election.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld according to state regulations if, at the time of your distribution, your tax residency is within one of the mandatory withholding states.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These portfolio holdings are available on the fund's website at americancentury.com and, upon request, by calling 1-800-345-2021. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

34

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended November 30, 2022.

For corporate taxpayers, the fund hereby designates $3,396,811, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended November 30, 2022 as qualified for the corporate dividends received deduction.

The fund hereby designates $79,558,350, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended November 30, 2022.

The fund hereby designates $7,668,490 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended November 30, 2022.

35

Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century World Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2023 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91028 2301

Annual Report

November 30, 2022

Focused International Growth Fund
Investor Class (AFCNX)
I Class (AFCSX)
A Class (AFCLX)
C Class (AFCHX)
R Class (AFCWX)
R6 Class (AFCMX)
G Class (AFCGX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ending November 30, 2022. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

High Inflation, Rising Rates Fueled Volatility

The global economic and investment backdrops faced several challenges during the 12-month period. Concerns began to surface early in the fiscal year, as central banks finally admitted inflation was entrenched rather than transitory. Investors grew more cautious amid growing expectations for less accommodative monetary policy in the new year.

By early 2022, inflation soared to levels last seen in the early 1980s. Massive fiscal and monetary support unleashed during the pandemic was partly to blame. In addition, escalating energy prices, supply chain breakdowns, labor market shortages and Russia’s invasion of Ukraine further aggravated the inflation backdrop, particularly in Europe.

The Bank of England responded to surging inflation in late 2021 with a 0.15 percentage point rate hike. Policymakers raised rates another 2.75 percentage points through the end of November. The Federal Reserve waited until March 2022 to launch its inflation-fighting campaign, hiking rates 3.75 percentage points by period-end. Meanwhile, the European Central Bank (ECB) held off until July. Facing record-high inflation, the ECB raised rates 2 percentage points through November.

In addition to advancing recession risk, the combination of elevated inflation and hawkish central banks led to losses for most developed and emerging markets stock indices. A late-period rally, triggered by expectations for central banks to slow their pace of tightening, helped stocks recover some earlier losses. Overall, developed markets stocks generally fared better than emerging markets stocks, and the value style generally outpaced the growth style.

Staying Disciplined in Uncertain Times

We expect market volatility to linger as investors navigate a complex environment of high inflation, rising interest rates and economic uncertainty. In addition, Russia’s invasion of Ukraine complicates an increasingly tense geopolitical backdrop and threatens global energy markets. We will continue to monitor this evolving situation and what it broadly means for investors across asset classes.

We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
2

Performance

Total Returns as of November 30, 2022
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
Investor Class	AFCNX	-22.71%	4.67%	7.51%	3/29/16
MSCI ACWI ex-U.S. Index	—	-11.87%	1.48%	5.49%	—
I Class	AFCSX	-22.59%	4.86%	7.72%	3/29/16
A Class	AFCLX				3/29/16
No sales charge		-22.94%	4.39%	7.23%
With sales charge		-27.37%	3.16%	6.28%
C Class	AFCHX	-23.54%	3.61%	6.44%	3/29/16
R Class	AFCWX	-23.15%	4.13%	6.96%	3/29/16
R6 Class	AFCMX	-22.44%	5.03%	7.88%	3/29/16
G Class	AFCGX	-21.92%	—	7.27%	4/1/19
G Class returns would have been lower if a portion of the fees had not been waived.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
3

Growth of $10,000 Over Life of Class
$10,000 investment made March 29, 2016
Performance for other share classes will vary due to differences in fee structure.

Value on November 30, 2022
Investor Class — $16,216

MSCI ACWI ex-U.S. Index — $14,288

Total Annual Fund Operating Expenses
Investor Class	I Class	A Class	C Class	R Class	R6 Class	G Class
1.10%	0.90%	1.35%	2.10%	1.60%	0.75%	0.75%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
4

Portfolio Commentary

Portfolio Managers: Raj Gandhi and Jim Zhao
Performance Summary
Focused International Growth returned -22.71%* for the fiscal year ended November 30, 2022, underperforming its benchmark, the MSCI ACWI ex-U.S. Index, which returned -11.87%.

Portfolio holdings across a broad range of sectors, including information technology, materials, industrials and financials detracted from the fund’s relative performance, as did a lack of exposure to the energy sector. Conversely, overweight positioning in the health care sector and stock selection within utilities contributed to relative returns. From a country perspective, Switzerland, Japan and France ranked among the top detractors, while a lack of exposure to Russia and an underweight to China proved beneficial.

Rising inflation and aggressive central bank policy responses led investors to turn away from higher-multiple growth stocks early in 2022, which created a considerable headwind for the portfolio. Russia’s invasion of Ukraine exacerbated supply chain disruptions, accelerated energy price increases and raised geopolitical tensions—all of which weighed heavily on non-U.S. equities. Although supply chain issues and energy prices moderated somewhat in the second half of the period, persistent inflation and hawkish monetary policy enacted by central banks to combat it increased investor concerns about the possibility of a recession and a more difficult environment for earnings growth.

Macroeconomic Concerns Weighed on Earnings Expectations

Among information technology holdings, IT services companies detracted the most. Shopify declined amid lowered earnings estimates as the company faced an extremely tough consumer environment due to higher inflation and increased competition from Amazon’s new Buy with Prime service. We sold the stock. A softening consumer backdrop also weighed on payment processor Adyen’s near-term estimates. The stock weakened along with much of the sector as higher interest rates hurt high-growth, high-multiple stocks.

Within the materials sector, chemicals firms such as Koninklijke DSM and Sika hindered performance. DSM’s stock weakened on disappointing reported results for the first half of 2022. Although the firm achieved organic growth in the low double digits, the numbers implied a slowdown. Consensus earnings estimates for Sika declined amid higher interest rates and concerns about high input costs potentially weighing on profitability. A lack of exposure to metals and mining stocks, which rose on higher commodities prices, also proved a drag on the portfolio’s relative performance.

Industrials holdings also declined, particularly professional services companies such as Teleperformance and Recruit Holdings. The stock of Teleperformance fell following news that Colombia’s Ministry of Labor is investigating the company for alleged union busting, poor working conditions and low pay. However, management has strongly argued that the allegations are extremely misleading. Human resources technology company Recruit Holdings, which owns Indeed and Glassdoor, saw its stock weaken amid fears about the potential risk to profits from a normalizing job market. We sold the stock.

Among financials, our positions in Partners Group Holding and Erste Group Bank detracted notably. Partners Group declined on concerns that lower stock market valuations would depress performance fees tied to the realized value of private equity investments and rising interest rates would pressure business operations. We sold the stock. Erste Group Bank weakened amid risks

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.
5

from rising energy prices, high inflation and slowing growth. We exited our position as macroeconomic deterioration put downward pressure on earnings forecasts, and we believed slowing economic growth in central and Eastern Europe would likely impact loan demand.

On the upside, overweight positioning in health care contributed. Pharmaceutical companies AstraZeneca and Novo Nordisk showed particular strength. Successful clinical trials and emerging pipeline assets supported AstraZeneca’s strategic direction in oncology, while Novo Nordisk’s continued success with obesity and diabetes drugs propelled investor optimism for positive earnings results.

Portfolio Positioning
We remain committed to our disciplined, bottom-up process of identifying companies exhibiting accelerating, sustainable growth. During the year, we reduced exposure to more cyclical-related companies as the broader cyclical recovery wound down, but we retained our focus on names with company-specific growth drivers. We continue to see opportunities in companies positioned to benefit from secular growth trends such as digitalization, automation, energy transition, health care innovation and healthy lifestyle choices. Demand for premium brands remains strong despite rising inflation, supporting names in apparel, spirits and automobiles. Digitalization benefits technology holdings exposed to IT services growth, artificial intelligence, cloud computing, automation, digital payments and software. Health care holdings include innovative companies using technology, equipment and outsourcing to provide improved cost and delivery efficiencies.

As a result of our bottom-up stock selection process, we are notably overweight to health care and underweight to financials. Geographically, we retain a large exposure to European stocks. We are underweight to Asia in general, especially China and Japan.
6

Fund Characteristics

NOVEMBER 30, 2022
Types of Investments in Portfolio	% of net assets
Common Stocks	96.8%
Short-Term Investments	3.6%
Other Assets and Liabilities	(0.4)%

Top Five Countries	% of net assets
France	21.0%
United Kingdom	11.2%
Japan	7.8%
Germany	6.8%
Netherlands	6.7%
7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2022 to November 30, 2022.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments mutual fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 6/1/22	Ending Account Value 11/30/22	Expenses Paid During Period(1) 6/1/22 - 11/30/22	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$992.10	$5.54	1.11%
I Class	$1,000	$992.80	$4.55	0.91%
A Class	$1,000	$990.70	$6.79	1.36%
C Class	$1,000	$986.90	$10.51	2.11%
R Class	$1,000	$989.30	$8.03	1.61%
R6 Class	$1,000	$993.50	$3.80	0.76%
G Class	$1,000	$996.80	$0.10	0.02%
Hypothetical
Investor Class	$1,000	$1,019.50	$5.62	1.11%
I Class	$1,000	$1,020.51	$4.61	0.91%
A Class	$1,000	$1,018.25	$6.88	1.36%
C Class	$1,000	$1,014.49	$10.66	2.11%
R Class	$1,000	$1,017.00	$8.14	1.61%
R6 Class	$1,000	$1,021.26	$3.85	0.76%
G Class	$1,000	$1,024.97	$0.10	0.02%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
9

Schedule of Investments

NOVEMBER 30, 2022

	Shares	Value
COMMON STOCKS — 96.8%
Australia — 3.4%
CSL Ltd.	13,500	$2,773,690
Brazil — 0.8%
Sendas Distribuidora SA	166,800	632,891
Canada — 5.9%
Canadian Pacific Railway Ltd.	38,940	3,188,092
GFL Environmental, Inc.	59,219	1,715,575
		4,903,667
China — 2.6%
Li Ning Co. Ltd.	262,500	2,109,581
Denmark — 4.3%
Novo Nordisk A/S, B Shares	28,417	3,564,573
France — 21.0%
Air Liquide SA	11,491	1,672,987
Bureau Veritas SA	79,090	2,074,188
Capgemini SE	11,780	2,129,793
Dassault Systemes SE	31,850	1,187,600
EssilorLuxottica SA	10,560	1,971,934
LVMH Moet Hennessy Louis Vuitton SE	3,260	2,529,853
Pernod Ricard SA	4,840	960,187
Schneider Electric SE	17,860	2,637,460
Teleperformance	2,340	534,179
Thales SA	13,340	1,706,520
		17,404,701
Germany — 6.8%
Infineon Technologies AG	47,455	1,594,035
Mercedes-Benz Group AG	16,990	1,154,355
Puma SE	18,330	948,644
Symrise AG	16,680	1,913,008
		5,610,042
Hong Kong — 2.3%
AIA Group Ltd.	191,000	1,939,529
India — 2.4%
HDFC Bank Ltd., ADR	27,710	1,955,495
Indonesia — 2.8%
Bank Central Asia Tbk PT	3,905,900	2,320,411
Ireland — 2.5%
ICON PLC(1)	9,420	2,029,445
Italy — 2.1%
Ferrari NV	7,890	1,761,063
Japan — 7.8%
Keyence Corp.	5,300	2,242,599
Kose Corp.	10,900	1,164,110
MonotaRO Co. Ltd.	85,000	1,470,523
Nintendo Co. Ltd.	37,600	1,612,178
		6,489,410
Netherlands — 6.7%
Adyen NV(1)	1,069	1,684,016
10

	Shares	Value
Koninklijke DSM NV	13,740	$1,782,123
Universal Music Group NV	87,000	2,068,926
		5,535,065
Spain — 4.1%
Cellnex Telecom SA	35,870	1,233,516
Iberdrola SA	191,244	2,160,563
		3,394,079
Sweden — 1.5%
Hexagon AB, B Shares	110,110	1,259,145
Switzerland — 6.1%
Alcon, Inc.	24,213	1,669,720
Lonza Group AG	4,080	2,146,456
Sika AG	4,800	1,226,690
		5,042,866
Taiwan — 2.5%
Taiwan Semiconductor Manufacturing Co. Ltd.	130,000	2,087,780
United Kingdom — 11.2%
Ashtead Group PLC	25,350	1,547,228
AstraZeneca PLC	20,140	2,725,761
Compass Group PLC	73,700	1,680,208
HSBC Holdings PLC	360,400	2,197,226
Segro PLC	118,860	1,150,247
		9,300,670
TOTAL COMMON STOCKS (Cost $80,427,870)		80,114,103
SHORT-TERM INVESTMENTS — 3.6%
Money Market Funds†
State Street Institutional U.S. Government Money Market Fund, Premier Class	1,922	1,922
Repurchase Agreements — 3.6%
BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 2.00% - 3.375%, 2/15/25 - 5/15/51, valued at $778,885), in a joint trading account at 3.74%, dated 11/30/22, due 12/1/22 (Delivery value $764,400)		764,321
Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.875%, 11/30/29, valued at $2,247,104), at 3.77%, dated 11/30/22, due 12/1/22 (Delivery value $2,203,231)		2,203,000
		2,967,321
TOTAL SHORT-TERM INVESTMENTS (Cost $2,969,243)		2,969,243
TOTAL INVESTMENT SECURITIES—100.4% (Cost $83,397,113)		83,083,346
OTHER ASSETS AND LIABILITIES — (0.4)%		(319,686)
TOTAL NET ASSETS — 100.0%		$82,763,660

11

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Health Care	20.5%
Industrials	18.0%
Information Technology	14.6%
Consumer Discretionary	12.3%
Financials	10.1%
Materials	8.0%
Communication Services	5.9%
Consumer Staples	3.4%
Utilities	2.6%
Real Estate	1.4%
Short-Term Investments	3.6%
Other Assets and Liabilities	(0.4)%

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
†Category is less than 0.05% of total net assets.
(1)Non-income producing.

See Notes to Financial Statements.
12

Statement of Assets and Liabilities

NOVEMBER 30, 2022
Assets
Investment securities, at value (cost of $83,397,113)	$83,083,346
Foreign currency holdings, at value (cost of $11)	12
Receivable for investments sold	1,614
Receivable for capital shares sold	292,614
Dividends and interest receivable	86,254
Securities lending receivable	874
83,464,714

Liabilities
Payable for investments purchased	610,712
Payable for capital shares redeemed	47,384
Accrued management fees	39,869
Distribution and service fees payable	481
Accrued other expenses	2,608
701,054

Net Assets	$82,763,660

Net Assets Consist of:
Capital (par value and paid-in surplus)	$90,617,400
Distributable earnings	(7,853,740)
$82,763,660

	Net Assets	Shares Outstanding	Net Asset Value Per Share*
Investor Class, $0.01 Par Value	$15,027,914	994,976	$15.10
I Class, $0.01 Par Value	$33,730,886	2,212,364	$15.25
A Class, $0.01 Par Value	$97,766	6,555	$14.91
C Class, $0.01 Par Value	$48,353	3,384	$14.29
R Class, $0.01 Par Value	$1,103,772	74,898	$14.74
R6 Class, $0.01 Par Value	$5,926,914	386,344	$15.34
G Class, $0.01 Par Value	$26,828,055	1,707,782	$15.71
*Maximum offering price per share was equal to the net asset value per share for all share classes, except Class A, for which the maximum offering price per share was $15.82 (net asset value divided by 0.9425). A contingent deferred sales charge may be imposed on redemptions of Class A and Class C.

See Notes to Financial Statements.
13

Statement of Operations

YEAR ENDED NOVEMBER 30, 2022
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $91,961)	$1,060,206
Interest	25,980
Securities lending, net	6,999
1,093,185

Expenses:
Management fees	576,093
Distribution and service fees:
A Class	217
C Class	484
R Class	5,198
Directors' fees and expenses	1,739
Other expenses	5,076
588,807
Fees waived - G Class	(157,103)
431,704

Net investment income (loss)	661,481

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(8,078,323)
Foreign currency translation transactions	(11,270)
(8,089,593)

Change in net unrealized appreciation (depreciation) on:
Investments	(8,203,628)
Translation of assets and liabilities in foreign currencies	(7,832)
(8,211,460)

Net realized and unrealized gain (loss)	(16,301,053)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(15,639,572)

See Notes to Financial Statements.
14

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2022 AND NOVEMBER 30, 2021
Increase (Decrease) in Net Assets	November 30, 2022	November 30, 2021
Operations
Net investment income (loss)	$661,481	$105,240
Net realized gain (loss)	(8,089,593)	1,481,312
Change in net unrealized appreciation (depreciation)	(8,211,460)	755,241
Net increase (decrease) in net assets resulting from operations	(15,639,572)	2,341,793

Distributions to Shareholders
From earnings:
Investor Class	(557,832)	—
I Class	(488,383)	—
A Class	(2,055)	—
C Class	(1,520)	—
R Class	(29,816)	—
R6 Class	(17,151)	—
G Class	(511,608)	(8,055)
Decrease in net assets from distributions	(1,608,365)	(8,055)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	39,987,628	36,992,889

Net increase (decrease) in net assets	22,739,691	39,326,627

Net Assets
Beginning of period	60,023,969	20,697,342
End of period	$82,763,660	$60,023,969

See Notes to Financial Statements.
15

Notes to Financial Statements

NOVEMBER 30, 2022

1. Organization

American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Focused International Growth Fund (the fund) is one fund in a series issued by the corporation. The fund's investment objective is to seek capital growth.

The fund offers the Investor Class, I Class, A Class, C Class, R Class, R6 Class and G Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Directors oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value.

If the valuation designee determines that the market price for a portfolio security is not readily available or is believed by the valuation designee to be unreliable, such security is valued at fair value as determined in good faith by the valuation designee, in accordance with its policies and procedures. Circumstances that may cause the fund to determine that market quotations are not available or reliable include, but are not limited to: when there is a significant event subsequent to the market quotation; trading in a security has been halted during the trading day; or trading in a security is insufficient or did not take place due to a closure or holiday.

The valuation designee monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; regulatory news, governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The valuation designee also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that it deems appropriate. The valuation designee may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

16

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

17

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 7% of the shares of the fund.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The investment advisor agreed to waive the G Class's management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Directors.

The annual management fee for each class is as follows:

Investor Class	I Class	A Class	C Class	R Class	R6 Class	G Class
1.09%	0.89%	1.09%	1.09%	1.09%	0.74%	0.00%(1)
(1)Annual management fee before waiver was 0.74%.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended November 30, 2022 are detailed in the Statement of Operations.

18

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases were $64,715 and there were no interfund sales.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended November 30, 2022 were $70,792,411 and $32,305,086, respectively.

19

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended November 30, 2022		Year ended November 30, 2021
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	50,000,000		50,000,000
Sold	497,299	$8,113,623	857,589	$17,115,465
Issued in reinvestment of distributions	28,000	542,364	—	—
Redeemed	(640,573)	(10,180,740)	(282,928)	(5,620,204)
	(115,274)	(1,524,753)	574,661	11,495,261
I Class/Shares Authorized	25,000,000		30,000,000
Sold	1,955,399	30,447,471	807,288	16,390,886
Issued in reinvestment of distributions	25,020	488,383	—	—
Redeemed	(714,654)	(10,372,273)	(165,920)	(3,429,687)
	1,265,765	20,563,581	641,368	12,961,199
A Class/Shares Authorized	20,000,000		30,000,000
Sold	3,033	51,768	517	10,148
Issued in reinvestment of distributions	107	2,055	—	—
Redeemed	(1,570)	(30,039)	(241)	(4,730)
	1,570	23,784	276	5,418
C Class/Shares Authorized	20,000,000		30,000,000
Sold	415	6,221	438	8,519
Issued in reinvestment of distributions	82	1,520	—	—
Redeemed	(151)	(2,345)	(208)	(3,915)
	346	5,396	230	4,604
R Class/Shares Authorized	20,000,000		20,000,000
Sold	34,143	527,632	32,272	629,630
Issued in reinvestment of distributions	1,566	29,742	—	—
Redeemed	(19,203)	(299,833)	(11,945)	(241,001)
	16,506	257,541	20,327	388,629
R6 Class/Shares Authorized	20,000,000		20,000,000
Sold	380,511	5,632,494	41,763	879,551
Issued in reinvestment of distributions	875	17,151	—	—
Redeemed	(28,226)	(422,548)	(18,901)	(383,494)
	353,160	5,227,097	22,862	496,057
G Class/Shares Authorized	30,000,000		40,000,000
Sold	1,045,499	17,456,648	638,105	13,047,998
Issued in reinvestment of distributions	25,645	511,608	414	8,055
Redeemed	(167,811)	(2,533,274)	(67,687)	(1,414,332)
	903,333	15,434,982	570,832	11,641,721
Net increase (decrease)	2,425,406	$39,987,628	1,830,556	$36,992,889

20

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund's portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Canada	$1,715,575	$3,188,092	—
India	1,955,495	—	—
Ireland	2,029,445	—	—
Other Countries	—	71,225,496	—
Short-Term Investments	1,922	2,967,321	—
	$5,702,437	$77,380,909	—

7. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing in emerging markets or a significant portion of assets in one country or region may accentuate these risks.

8. Federal Tax Information

On December 21, 2022, the fund declared and paid the following per-share distributions from net investment income to shareholders of record on December 20, 2022:

Investor Class	I Class	A Class	C Class	R Class	R6 Class	G Class
$0.0566	$0.0857	$0.0202	—	—	$0.1075	$0.2153

21

The tax character of distributions paid during the years ended November 30, 2022 and November 30, 2021 were as follows:

	2022	2021
Distributions Paid From
Ordinary income	$107,275	$8,055
Long-term capital gains	$1,501,090	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$84,436,028
Gross tax appreciation of investments	$4,234,378
Gross tax depreciation of investments	(5,587,060)
Net tax appreciation (depreciation) of investments	(1,352,682)
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(1,234)
Net tax appreciation (depreciation)	$(1,353,916)
Undistributed ordinary income	$649,838
Accumulated long-term capital losses	$(7,149,662)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.
22

Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2022	$20.04	0.12	(4.56)	(4.44)	—	(0.50)	(0.50)	$15.10	(22.71)%	1.10%	1.10%	0.59%	0.59%	51%	$15,028
2021	$18.20	(0.03)	1.87	1.84	—	—	—	$20.04	10.11%	1.10%	1.10%	(0.12)%	(0.12)%	71%	$22,250
2020	$14.34	(0.01)	4.33	4.32	—	(0.46)	(0.46)	$18.20	31.15%	1.18%	1.18%	(0.09)%	(0.09)%	92%	$9,749
2019	$11.92	0.02	2.46	2.48	(0.06)	—	(0.06)	$14.34	20.96%	1.24%	1.24%	0.13%	0.13%	96%	$6,677
2018	$12.81	0.08	(0.97)	(0.89)	—	—	—	$11.92	(6.95)%	1.23%	1.23%	0.59%	0.59%	82%	$6,180
I Class
2022	$20.19	0.11	(4.55)	(4.44)	—	(0.50)	(0.50)	$15.25	(22.59)%	0.90%	0.90%	0.79%	0.79%	51%	$33,731
2021	$18.30	0.01	1.88	1.89	—	—	—	$20.19	10.33%	0.90%	0.90%	0.08%	0.08%	71%	$19,111
2020	$14.39	0.01	4.36	4.37	—	(0.46)	(0.46)	$18.30	31.39%	0.98%	0.98%	0.11%	0.11%	92%	$5,585
2019	$11.96	0.02	2.49	2.51	(0.08)	—	(0.08)	$14.39	21.21%	1.04%	1.04%	0.33%	0.33%	96%	$2,605
2018	$12.83	0.09	(0.96)	(0.87)	—	—	—	$11.96	(6.78)%	1.03%	1.03%	0.79%	0.79%	82%	$776

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2022	$19.85	0.07	(4.51)	(4.44)	—	(0.50)	(0.50)	$14.91	(22.94)%	1.35%	1.35%	0.34%	0.34%	51%	$98
2021	$18.07	(0.07)	1.85	1.78	—	—	—	$19.85	9.85%	1.35%	1.35%	(0.37)%	(0.37)%	71%	$99
2020	$14.28	(0.04)	4.29	4.25	—	(0.46)	(0.46)	$18.07	30.78%	1.43%	1.43%	(0.34)%	(0.34)%	92%	$85
2019	$11.87	—(3)	2.44	2.44	(0.03)	—	(0.03)	$14.28	20.66%	1.49%	1.49%	(0.12)%	(0.12)%	96%	$822
2018	$12.79	0.03	(0.95)	(0.92)	—	—	—	$11.87	(7.19)%	1.48%	1.48%	0.34%	0.34%	82%	$1,217
C Class
2022	$19.17	(0.04)	(4.34)	(4.38)	—	(0.50)	(0.50)	$14.29	(23.54)%	2.10%	2.10%	(0.41)%	(0.41)%	51%	$48
2021	$17.59	(0.22)	1.80	1.58	—	—	—	$19.17	9.04%	2.10%	2.10%	(1.12)%	(1.12)%	71%	$58
2020	$14.01	(0.14)	4.18	4.04	—	(0.46)	(0.46)	$17.59	29.84%	2.18%	2.18%	(1.09)%	(1.09)%	92%	$49
2019	$11.70	(0.09)	2.40	2.31	—	—	—	$14.01	19.85%	2.24%	2.24%	(0.87)%	(0.87)%	96%	$787
2018	$12.70	(0.07)	(0.93)	(1.00)	—	—	—	$11.70	(7.95)%	2.23%	2.23%	(0.41)%	(0.41)%	82%	$1,170
R Class
2022	$19.67	0.03	(4.46)	(4.43)	—	(0.50)	(0.50)	$14.74	(23.15)%	1.60%	1.60%	0.09%	0.09%	51%	$1,104
2021	$17.95	(0.12)	1.84	1.72	—	—	—	$19.67	9.58%	1.60%	1.60%	(0.62)%	(0.62)%	71%	$1,148
2020	$14.22	(0.08)	4.27	4.19	—	(0.46)	(0.46)	$17.95	30.47%	1.68%	1.68%	(0.59)%	(0.59)%	92%	$683
2019	$11.82	(0.04)	2.44	2.40	—(3)	—	—(3)	$14.22	20.36%	1.74%	1.74%	(0.37)%	(0.37)%	96%	$468
2018	$12.77	—(3)	(0.95)	(0.95)	—	—	—	$11.82	(7.44)%	1.73%	1.73%	0.09%	0.09%	82%	$406

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R6 Class
2022	$20.30	0.05	(4.49)	(4.44)	(0.02)	(0.50)	(0.52)	$15.34	(22.44)%	0.75%	0.75%	0.94%	0.94%	51%	$5,927
2021	$18.37	0.02	1.91	1.93	—	—	—	$20.30	10.51%	0.75%	0.75%	0.23%	0.23%	71%	$674
2020	$14.42	0.05	4.36	4.41	—	(0.46)	(0.46)	$18.37	31.61%	0.83%	0.83%	0.26%	0.26%	92%	$190
2019	$11.99	0.08	2.45	2.53	(0.10)	—	(0.10)	$14.42	21.34%	0.89%	0.89%	0.48%	0.48%	96%	$182
2018	$12.84	0.11	(0.96)	(0.85)	—	—	—	$11.99	(6.62)%	0.88%	0.88%	0.94%	0.94%	82%	$242
G Class
2022	$20.74	0.27	(4.67)	(4.40)	(0.13)	(0.50)	(0.63)	$15.71	(21.92)%	0.01%	0.75%	1.68%	0.94%	51%	$26,828
2021	$18.65	0.21	1.89	2.10	(0.01)	—	(0.01)	$20.74	11.28%	0.01%	0.75%	0.97%	0.23%	71%	$16,684
2020	$14.51	0.17	4.43	4.60	—	(0.46)	(0.46)	$18.65	32.75%	0.00%	0.83%	1.09%	0.26%	92%	$4,356
2019(4)	$12.94	0.12	1.45	1.57	—	—	—	$14.51	12.13%	0.01%(5)	0.89%(5)	1.29%(5)	0.41%(5)	96%(6)	$1,163

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)Per-share amount was less than $0.005.
(4)April 1, 2019 (commencement of sale) through November 30, 2019.
(5)Annualized.
(6)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended November 30, 2019.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century World Mutual Funds, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Focused International Growth Fund (the “Fund”), one of the funds constituting the American Century World Mutual Funds, Inc., as of November 30, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Focused International Growth Fund of the American Century World Mutual Funds, Inc. as of November 30, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
January 17, 2023

We have served as the auditor of one or more American Century investment companies since 1997.
27

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire on December 31 of the year in which they reach their 75th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	64	None
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	64	Alleghany Corporation (2021 to 2022)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	64	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	64	None
28

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	64	MGP Ingredients, Inc. (2019 to 2021)
Jan M. Lewis (1957)	Director and Board Chair	Since 2011 (Board Chair since 2022)	Retired	64	None
Stephen E. Yates (1948)	Director	Since 2012	Retired	108	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	142	None
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.
29

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS, (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present). Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

30

Approval of Management Agreement

At a meeting held on June 29, 2022, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act of 1940 (the “Investment Company Act”), contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s Directors, including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed data and information compiled by the Advisor and certain independent data providers concerning the Fund. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor and its affiliates included, but was not limited to, the following:

•the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund including without limitation portfolio management and trading services, shareholder and intermediary services, compliance and legal services, fund accounting and financial reporting, and fund share distribution;
•the wide range of other programs and services provided to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance, including data comparing the Fund's performance to an appropriate benchmark(s) and peer group of other mutual funds with similar investment objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similarly-managed funds;
•the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;
•the Advisor’s strategic plans, generally, and with respect to the ongoing impact of the COVID-19 pandemic response, heightened areas of interest in the mutual fund industry and recent geopolitical issues;
•the Advisor’s business continuity plans, vendor management practices, and cyber security practices;
•financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;
•possible economies of scale associated with the Advisor’s management of the Fund and other accounts;
•services provided and charges to the Advisor's other investment management clients;
•acquired fund fees and expenses;
•payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and
•possible collateral benefits to the Advisor from the management of the Fund.

The Board held four meetings to consider the renewal. The independent Directors also met in private session multiple times to review and discuss the information provided in response to their request. The independent Directors held active discussions with the Advisor regarding the renewal of the management agreement, requesting supplemental information, and reviewing information provided by the Advisor in response thereto. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

31

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services which include, without limitation, the following:

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•liquidity monitoring and management
•risk management, including cyber security
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Directors’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and principal investment strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of Fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any actions being taken to improve performance, and may conduct special reviews until performance improves. The Fund’s performance was above its benchmark for the one-, three-, and five-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.
32

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through its various committees, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is sharing economies of scale, to the extent they exist, through its fee structure, and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders enhanced and expanded content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than securities transaction expenses, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Investment Company Act Rule 12b-1. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer expense universe. In addition, the Board reviewed the Fund’s position relative to the narrower set of its expense group peers. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

33

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. To the extent there are potential collateral benefits, the Board has been advised and has taken this into consideration in its review of the management contract with the Fund. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the terms of the management agreement are fair and reasonable and that the management fee charged to the Fund is reasonable in light of the services provided and that the management agreement between the Fund and the Advisor should be renewed for an additional one-year period.
34

Proxy Voting Results

A special meeting of shareholders was held on October 13, 2022, to vote on the following proposal. The proposal received the required votes and was adopted. A summary of voting results is listed below.

To elect five directors to the Board of Directors of American Century World Mutual Funds, Inc.:

	Affirmative	Withhold
Brian Bulatao	$5,038,086,505	$96,122,848
Chris H. Cheesman	$5,044,845,654	$89,363,699
Rajesh K. Gupta	$5,040,147,195	$94,062,158
Lynn M. Jenkins	$5,034,492,760	$99,716,593
Gary C. Meltzer	$5,042,384,480	$91,824,873

The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Thomas W. Bunn, Barry Fink, Jan M. Lewis, and Stephen E. Yates.

35

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding at the IRS default rate of 10%.* Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
You may elect a different withholding rate, or request zero withholding, by submitting an acceptable IRS Form W-4R election with your distribution request. You may notify us of your W-4R election by telephone, on our distribution forms, on IRS Form W-4R, or through other acceptable electronic means. If your withholding election is for an automatic withdrawal plan, you have the right to revoke your election at any time and any election you make will remain in effect until revoked by filing a new election.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld according to state regulations if, at the time of your distribution, your tax residency is within one of the mandatory withholding states.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These portfolio holdings are available on the fund's website at americancentury.com and, upon request, by calling 1-800-345-2021. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.
36

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended November 30, 2022.

The fund hereby designates $1,501,090, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended November 30, 2022.

For the fiscal year ended November 30, 2022, the fund intends to pass through to shareholders foreign source income of $1,013,327, and foreign taxes paid of $68,526,or up to the maximum amount allowable, as a foreign tax credit. Foreign source income and foreign tax expense per outstanding share on November 30, 2022 are $0.1881 and $0.0127, respectively.
37

Notes

38

Notes

39

Notes

40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century World Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2023 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91034 2301

Annual Report

November 30, 2022

Global Small Cap Fund
Investor Class (AGCVX)
I Class (AGCSX)
A Class (AGCLX)
C Class (AGCHX)
R Class (AGCWX)
R6 Class (AGCTX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ending November 30, 2022. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

High Inflation, Rising Rates Fueled Volatility

The global economic and investment backdrops faced several challenges during the 12-month period. Concerns began to surface early in the fiscal year, as central banks finally admitted inflation was entrenched rather than transitory. Investors grew more cautious amid growing expectations for less accommodative monetary policy in the new year.

By early 2022, inflation soared to levels last seen in the early 1980s. Massive fiscal and monetary support unleashed during the pandemic was partly to blame. In addition, escalating energy prices, supply chain breakdowns, labor market shortages and Russia’s invasion of Ukraine further aggravated the inflation backdrop, particularly in Europe.

The Bank of England responded to surging inflation in late 2021 with a 0.15 percentage point rate hike. Policymakers raised rates another 2.75 percentage points through the end of November. The Federal Reserve waited until March 2022 to launch its inflation-fighting campaign, hiking rates 3.75 percentage points by period-end. Meanwhile, the European Central Bank (ECB) held off until July. Facing record-high inflation, the ECB raised rates 2 percentage points through November.

In addition to advancing recession risk, the combination of elevated inflation and hawkish central banks led to losses for most developed and emerging markets stock indices. A late-period rally, triggered by expectations for central banks to slow their pace of tightening, helped stocks recover some earlier losses. Overall, developed markets stocks generally fared better than emerging markets stocks, and the value style generally outpaced the growth style.

Staying Disciplined in Uncertain Times

We expect market volatility to linger as investors navigate a complex environment of high inflation, rising interest rates and economic uncertainty. In addition, Russia’s invasion of Ukraine complicates an increasingly tense geopolitical backdrop and threatens global energy markets. We will continue to monitor this evolving situation and what it broadly means for investors across asset classes.

We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
2

Performance

Total Returns as of November 30, 2022
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
Investor Class	AGCVX	-24.11%	8.93%	13.06%	3/29/16
MSCI ACWI Small Cap Index	—	-12.88%	4.25%	8.07%	—
I Class	AGCSX	-23.98%	9.15%	13.29%	3/29/16
A Class	AGCLX				3/29/16
No sales charge		-24.28%	8.66%	12.78%
With sales charge		-28.64%	7.38%	11.79%
C Class	AGCHX	-24.91%	7.83%	11.93%	3/29/16
R Class	AGCWX	-24.49%	8.39%	12.50%	3/29/16
R6 Class	AGCTX	-23.87%	9.31%	13.46%	3/29/16
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
3

Growth of $10,000 Over Life of Class
$10,000 investment made March 29, 2016
Performance for other share classes will vary due to differences in fee structure.

Value on November 30, 2022
Investor Class — $22,698

MSCI ACWI Small Cap Index — $16,788

Total Annual Fund Operating Expenses
Investor Class	I Class	A Class	C Class	R Class	R6 Class
1.12%	0.92%	1.37%	2.12%	1.62%	0.77%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
4

Portfolio Commentary

Portfolio Managers: Trevor Gurwich and Federico Laffan

Performance Summary

Global Small Cap returned -24.11%* for the 12-month period ended November 30, 2022, underperforming its benchmark, the MSCI ACWI Small Cap Index, which returned -12.88%.

Equity markets faced headwinds early in the performance period due to virus concerns and supply chain disruptions. This market volatility increased sharply late in the first quarter of 2022 after Russia’s assault on Ukraine fueled global geopolitical uncertainty, exacerbated supply chain challenges and threatened the availability of fuel and other raw materials. This led to a sharp spike in the prices of oil and other critical commodities, as global consumers scrambled to find non-Russian sources of supply. These developments, along with renewed COVID-19 lockdowns in China, added to inflation pressures. Soaring inflation led most central banks to tighten monetary policy. Rising interest rates and inflation pressures weakened economic growth, and recession fears contributed to downward market volatility in the third quarter. Stocks in most markets regained some ground in October and November, spurred by hopes that inflation and interest rates may have peaked. However, the broader market still ended the 12-month period with notable declines. This environment was especially challenging for small-capitalization (small-cap) stocks, as investors worried that smaller companies would have more trouble accessing capital and expanding operations. As a result, the MSCI ACWI Small Cap Index underperformed the broader MSCI ACWI. Concerns around higher interest rates and inflation also translated to a period of sharp factor rotation out of growth stocks and into value stocks.

Against this challenging backdrop, the fund had a negative return and underperformed its benchmark index. The sharp rotation out of growth stocks and into value stocks, driven in part by higher interest rates, weighed on relative performance. The fund’s stock selection also detracted from relative performance, especially in the financials and information technology sectors. Stock selection in the consumer staples sector aided relative performance. From a geographic standpoint, stock selection and an underweight in the U.S. detracted from relative performance, while stock selection and an underweight in Germany contributed.

Financials Was an Area of Weakness

Stock selection in financials weighed on the fund’s relative performance. This was due in part to several more growth-oriented U.S.-based bank holdings that sold off sharply as investor’s rotated into slower growth, more interest rate-sensitive banks. Live Oak Bancshares was a notable detractor. The stock of this branchless bank, which has invested heavily in technology, declined even though it reported better-than-expected revenue growth in early 2022. We exited the position.

We also sold our position in Codexis, a notable detractor in the health care sector. Codexis supplies the active enzyme used in Pfizer’s COVID-19 antiviral drug Paxlovid. The company faced concerns that easing COVID-19 fears could reduce demand for Paxlovid, potentially slowing future orders for the enzyme.

Rising interest rates triggered a value rotation that dampened performance for a number of fund holdings. These detractors included Kornit Digital, a supplier of on-demand digital printing solutions to the textiles industry. Despite its strong product portfolio, Kornit Digital saw its business slow in the second quarter of 2022 as many e-commerce clients warned of decreasing online clothing orders. Given near-term uncertainty for the business, we exited the position.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.
5

Energy-Related Investments Contributed

Relative performance was assisted by several energy-related holdings that benefited from an upsurge in oil and gas prices in the aftermath of the Ukraine invasion. Whitecap Resources was a standout performer, as the Canada-based energy exploration company was recognized for its global leadership in carbon capture, strong balance sheet and solid inventory levels and field-level returns. Increased oil patch activity also supported strong revenue and earnings performance for NOW, a distributor of energy products for industrial applications. The company has benefited from a strong balance sheet and new business prospects in petrochemicals and solar power.

Elsewhere in the portfolio, Harmony Biosciences Holdings was a notable contributor. This pharmaceutical company reported strong sales trends for Wakix, its treatment of excessive daytime sleepiness. It also initiated phase 3 trials for the treatment of idiopathic hypersomnia, excessive daytime sleepiness that typically involves deep sleep inertia and brain fog.

Outlook

We recognize near-term uncertainty for economic growth and small-cap company earnings. At the same time, we continue to see positive long-term potential for smaller companies in a broad array of sectors that we believe will deliver accelerating and sustainable earnings growth. We remain committed to our active, bottom-up approach that seeks to differentiate between future winners and losers. We remain invested in companies with strong secular drivers and defensive business models. We have also selectively invested in companies that may benefit from reopening and improved economic activity.

We have identified bottom-up opportunities in the consumer discretionary sector, where the fund is overweight. In addition to travel-related names that may benefit from improved consumer mobility, we also have exposure to apparel companies and retailers that we believe are positioned to deliver accelerating and sustainable growth. We also continue to find opportunities in information technology with companies looking to capitalize on long-term secular trends such as digitalization, cloud computing, data centers and software as a service. Our bottom-up process led to underweights in real estate and materials. An uncertain economic environment and a more challenged commodity pricing outlook may weigh on earnings growth prospects for many materials companies.

From a regional standpoint, stock selection led to an overweight in North America, although it is underweight in the U.S. The fund has small overweights in Europe and Asia. It has a notable underweight in the emerging markets, where we have found fewer companies that we believe offer the potential for accelerating earnings growth.

6

Fund Characteristics

NOVEMBER 30, 2022
Types of Investments in Portfolio	% of net assets
Common Stocks	93.9%
Exchange-Traded Funds	3.3%
Short-Term Investments	5.1%
Other Assets and Liabilities	(2.3)%

Top Five Countries*	% of net assets
United States	48.2%
Japan	9.9%
Canada	9.0%
Australia	3.6%
United Kingdom	2.9%
*Exposure indicated excludes Exchange-Traded Funds. The Schedule of Investments provides additional information on the fund's portfolio holdings.
7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2022 to November 30, 2022.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments mutual fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
8

	Beginning Account Value 6/1/22	Ending Account Value 11/30/22	Expenses Paid During Period(1) 6/1/22 - 11/30/22	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$969.40	$5.48	1.11%
I Class	$1,000	$970.40	$4.49	0.91%
A Class	$1,000	$968.30	$6.71	1.36%
C Class	$1,000	$964.40	$10.39	2.11%
R Class	$1,000	$967.00	$7.94	1.61%
R6 Class	$1,000	$971.30	$3.76	0.76%
Hypothetical
Investor Class	$1,000	$1,019.50	$5.62	1.11%
I Class	$1,000	$1,020.51	$4.61	0.91%
A Class	$1,000	$1,018.25	$6.88	1.36%
C Class	$1,000	$1,014.49	$10.66	2.11%
R Class	$1,000	$1,017.00	$8.14	1.61%
R6 Class	$1,000	$1,021.26	$3.85	0.76%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
9

Schedule of Investments

NOVEMBER 30, 2022

	Shares	Value
COMMON STOCKS — 93.9%
Australia — 3.6%
carsales.com Ltd.	46,852	$739,975
IDP Education Ltd.(1)	45,549	937,781
IGO Ltd.	77,963	832,621
Pinnacle Investment Management Group Ltd.(1)	72,019	434,193
		2,944,570
Belgium — 1.5%
D'ieteren Group	6,455	1,229,366
Brazil — 1.8%
Locaweb Servicos de Internet SA(2)	170,100	276,324
Multiplan Empreendimentos Imobiliarios SA	174,700	771,941
Santos Brasil Participacoes SA	304,800	444,629
		1,492,894
Canada — 9.0%
Boardwalk Real Estate Investment Trust	18,511	685,863
Brookfield Infrastructure Corp., Class A(1)	13,557	635,552
Capstone Mining Corp.(1)(2)	166,233	580,824
Colliers International Group, Inc.	3,920	370,158
Definity Financial Corp.	24,130	714,850
Element Fleet Management Corp.	58,196	824,604
Gibson Energy, Inc.(1)	21,481	389,809
Kinaxis, Inc.(2)	6,162	697,213
Stantec, Inc.	15,697	776,594
Vermilion Energy, Inc.(1)	44,292	875,534
Whitecap Resources, Inc.(1)	95,349	760,580
		7,311,581
China — 0.9%
Tongcheng Travel Holdings Ltd.(2)	326,400	710,676
Finland — 0.8%
Metso Outotec Oyj	66,517	626,327
France — 2.1%
Euroapi SA(2)	25,301	451,655
Nexans SA	8,762	774,767
SPIE SA	20,867	516,065
		1,742,487
Germany — 0.7%
AIXTRON SE	17,914	590,577
Hong Kong — 1.2%
Samsonite International SA(2)	345,300	935,973
India — 1.2%
WNS Holdings Ltd., ADR(2)	11,934	1,006,275
Israel — 1.8%
Inmode Ltd.(2)	27,858	1,069,469
Nova Ltd.(2)	4,490	384,209
		1,453,678
Japan — 9.9%
Asics Corp.	42,100	919,320
10

	Shares	Value
BayCurrent Consulting, Inc.	20,500	$681,316
Invincible Investment Corp.	1,829	636,101
Isetan Mitsukoshi Holdings Ltd.	66,000	638,680
Jeol Ltd.	8,300	281,172
JMDC, Inc.	10,700	410,515
MatsukiyoCocokara & Co.	17,400	726,954
Nagoya Railroad Co. Ltd.	24,100	397,319
Nextage Co. Ltd.(1)	18,000	407,194
Nippon Gas Co. Ltd.	52,600	809,027
Taiyo Yuden Co. Ltd.	16,200	523,288
Toyo Suisan Kaisha Ltd.	15,700	660,018
Visional, Inc.(2)	5,200	397,228
West Holdings Corp.(1)	17,700	573,481
		8,061,613
Mexico — 0.5%
Gentera SAB de CV	377,649	400,863
Netherlands — 1.2%
ASR Nederland NV	13,480	616,962
Basic-Fit NV(1)(2)	12,755	346,912
		963,874
Norway — 1.4%
Aker Solutions ASA	162,591	586,502
Storebrand ASA	59,562	535,949
		1,122,451
Spain — 1.5%
Acciona SA	4,177	817,043
CIE Automotive SA	15,383	392,032
		1,209,075
Sweden — 2.5%
Fortnox AB	77,518	353,754
Hexatronic Group AB	73,182	1,037,752
Trelleborg AB, B Shares	27,615	675,983
		2,067,489
Taiwan — 1.2%
Airtac International Group	12,464	386,603
ASPEED Technology, Inc.	5,600	389,378
E Ink Holdings, Inc.	40,000	239,845
		1,015,826
United Kingdom — 2.9%
Golar LNG Ltd.(2)	26,063	653,399
QinetiQ Group PLC	140,893	595,991
Rotork PLC	28,336	102,114
RS GROUP PLC	50,513	561,782
Tritax Big Box REIT PLC	275,358	481,259
		2,394,545
United States — 48.2%
ATI, Inc.(2)	23,341	712,134
Bancorp, Inc.(2)	22,236	666,413
BJ's Wholesale Club Holdings, Inc.(2)	10,747	808,604
Bloomin' Brands, Inc.	30,084	677,492
Bowlero Corp.(2)	39,914	557,199
BRP Group, Inc., Class A(2)	18,470	554,839
11

	Shares	Value
Chegg, Inc.(2)	18,736	$559,082
Clean Harbors, Inc.(2)	10,113	1,213,560
Commerce Bancshares, Inc.	7,554	565,946
Commercial Metals Co.	13,792	678,842
Construction Partners, Inc., Class A(2)	13,894	397,368
Crocs, Inc.(2)	11,354	1,146,754
Dave & Buster's Entertainment, Inc.(2)	16,527	655,461
Driven Brands Holdings, Inc.(2)	29,457	895,787
elf Beauty, Inc.(2)	14,257	783,565
Ensign Group, Inc.	6,487	616,265
European Wax Center, Inc., Class A	7,883	114,304
Evolent Health, Inc., Class A(2)	23,345	672,103
Evoqua Water Technologies Corp.(2)	17,053	741,635
Five9, Inc.(2)	4,576	293,367
Gentherm, Inc.(2)	5,498	393,602
Glacier Bancorp, Inc.	21,540	1,247,166
Graphic Packaging Holding Co.	23,283	535,043
H&E Equipment Services, Inc.	18,460	774,028
Hamilton Lane, Inc., Class A	2,980	220,162
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	15,131	490,850
Harmony Biosciences Holdings, Inc.(2)	17,608	1,052,430
Hostess Brands, Inc.(2)	23,018	607,675
Jabil, Inc.	9,234	666,602
Kinsale Capital Group, Inc.	3,174	978,259
Lantheus Holdings, Inc.(2)	5,056	313,877
Lattice Semiconductor Corp.(2)	8,921	649,716
Lindsay Corp.	4,669	824,032
Manhattan Associates, Inc.(2)	4,290	540,283
MGP Ingredients, Inc.	6,685	836,026
ModivCare, Inc.(2)	4,394	338,338
MRC Global, Inc.(2)	64,398	757,321
Natera, Inc.(2)	8,761	360,252
National Instruments Corp.	9,197	377,261
NOW, Inc.(2)	101,999	1,272,948
Ollie's Bargain Outlet Holdings, Inc.(2)	17,628	1,073,545
Onto Innovation, Inc.(2)	4,979	398,071
Option Care Health, Inc.(2)	2,894	87,138
Paycor HCM, Inc.(1)(2)	23,090	667,763
Planet Fitness, Inc., Class A(2)	7,770	608,857
Progyny, Inc.(2)	12,808	469,157
Pure Storage, Inc., Class A(2)	24,618	718,599
R1 RCM, Inc.(2)	29,914	270,722
RadNet, Inc.(2)	24,858	491,443
RLI Corp.	2,812	365,757
Ryman Hospitality Properties, Inc.	8,287	758,509
Saia, Inc.	2,492	607,026
Schrodinger, Inc.(2)	11,283	203,094
Silk Road Medical, Inc.(2)	7,979	424,882
SouthState Corp.	7,702	676,621
Sovos Brands, Inc.(2)	42,780	615,604
SPS Commerce, Inc.(2)	4,144	589,525
StepStone Group, Inc., Class A	20,388	611,232
12

	Shares	Value
Summit Materials, Inc., Class A(2)	16,616	$503,299
Tenable Holdings, Inc.(2)	19,607	748,595
Tenet Healthcare Corp.(2)	6,647	306,958
Trex Co., Inc.(2)	8,529	391,396
Wintrust Financial Corp.	12,879	1,177,527
		39,311,911
TOTAL COMMON STOCKS (Cost $69,747,357)		76,592,051
EXCHANGE-TRADED FUNDS — 3.3%
Schwab International Small-Cap Equity ETF(1)	41,587	1,355,320
Schwab US Small-Cap ETF	31,154	1,350,838
TOTAL EXCHANGE-TRADED FUNDS (Cost $2,634,464)		2,706,158
SHORT-TERM INVESTMENTS — 5.1%
Money Market Funds — 3.9%
State Street Institutional U.S. Government Money Market Fund, Premier Class	1,155	1,155
State Street Navigator Securities Lending Government Money Market Portfolio(3)	3,149,297	3,149,297
		3,150,452
Repurchase Agreements — 1.2%
BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 2.00% - 3.375%, 2/15/25 - 5/15/51, valued at $267,110), in a joint trading account at 3.74%, dated 11/30/22, due 12/1/22 (Delivery value $262,143)		262,116
Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 1.125%, 2/15/31, valued at $770,119), at 3.77%, dated 11/30/22, due 12/1/22 (Delivery value $755,079)		755,000
		1,017,116
TOTAL SHORT-TERM INVESTMENTS (Cost $4,167,568)		4,167,568
TOTAL INVESTMENT SECURITIES—102.3% (Cost $76,549,389)		83,465,777
OTHER ASSETS AND LIABILITIES — (2.3)%		(1,908,288)
TOTAL NET ASSETS — 100.0%		$81,557,489

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Industrials	19.2%
Consumer Discretionary	15.1%
Financials	13.6%
Information Technology	12.4%
Health Care	9.7%
Consumer Staples	6.2%
Materials	4.7%
Real Estate	4.6%
Energy	4.0%
Utilities	3.5%
Communication Services	0.9%
Exchange-Traded Funds	3.3%
Short-Term Investments	5.1%
Other Assets and Liabilities	(2.3)%

13

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
(1)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $5,176,809. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(2)Non-income producing.
(3)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $5,392,074, which includes security collateral of $2,242,777.

See Notes to Financial Statements.
14

Statement of Assets and Liabilities

NOVEMBER 30, 2022
Assets
Investment securities, at value (cost of $73,400,092) — including $5,176,809 of securities on loan	$80,316,480
Investment made with cash collateral received for securities on loan, at value (cost of $3,149,297)	3,149,297
Total investment securities, at value (cost of $76,549,389)	83,465,777
Foreign currency holdings, at value (cost of $9,220)	9,228
Receivable for investments sold	583,474
Receivable for capital shares sold	1,459,943
Dividends and interest receivable	88,379
Securities lending receivable	1,668
Other assets	1,440
85,609,909

Liabilities
Payable for collateral received for securities on loan	3,149,297
Payable for investments purchased	813,787
Payable for capital shares redeemed	23,967
Accrued management fees	61,588
Distribution and service fees payable	1,119
Accrued other expenses	2,662
4,052,420

Net Assets	$81,557,489

Net Assets Consist of:
Capital (par value and paid-in surplus)	$88,186,632
Distributable earnings	(6,629,143)
$81,557,489

	Net Assets	Shares Outstanding	Net Asset Value Per Share*
Investor Class, $0.01 Par Value	$39,260,873	2,428,321	$16.17
I Class, $0.01 Par Value	$25,641,028	1,562,575	$16.41
A Class, $0.01 Par Value	$379,368	23,909	$15.87
C Class, $0.01 Par Value	$391,547	26,311	$14.88
R Class, $0.01 Par Value	$1,792,304	115,356	$15.54
R6 Class, $0.01 Par Value	$14,092,369	849,463	$16.59
*Maximum offering price per share was equal to the net asset value per share for all share classes, except Class A, for which the maximum offering price per share was $16.84 (net asset value divided by 0.9425). A contingent deferred sales charge may be imposed on redemptions of Class A and Class C.

See Notes to Financial Statements.
15

Statement of Operations

YEAR ENDED NOVEMBER 30, 2022
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $71,862)	$880,987
Securities lending, net	18,500
Interest	15,456
914,943

Expenses:
Management fees	705,822
Distribution and service fees:
A Class	694
C Class	2,412
R Class	8,544
Directors' fees and expenses	1,938
Other expenses	4,128
723,538

Net investment income (loss)	191,405

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(12,798,658)
Foreign currency translation transactions	(19,237)
(12,817,895)

Change in net unrealized appreciation (depreciation) on:
Investments	(6,762,030)
Translation of assets and liabilities in foreign currencies	1,932
(6,760,098)

Net realized and unrealized gain (loss)	(19,577,993)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(19,386,588)

See Notes to Financial Statements.
16

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2022 AND NOVEMBER 30, 2021
Increase (Decrease) in Net Assets	November 30, 2022	November 30, 2021
Operations
Net investment income (loss)	$191,405	$(164,228)
Net realized gain (loss)	(12,817,895)	12,819,057
Change in net unrealized appreciation (depreciation)	(6,760,098)	(709,277)
Net increase (decrease) in net assets resulting from operations	(19,386,588)	11,945,552

Distributions to Shareholders
From earnings:
Investor Class	(6,164,341)	(1,491,067)
I Class	(1,703,359)	(85,407)
A Class	(45,507)	(4,280)
C Class	(26,824)	(3,236)
R Class	(284,541)	(60,372)
R6 Class	(2,350,107)	(1,339,898)
Decrease in net assets from distributions	(10,574,679)	(2,984,260)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	40,304,064	14,414,232

Net increase (decrease) in net assets	10,342,797	23,375,524

Net Assets
Beginning of period	71,214,692	47,839,168
End of period	$81,557,489	$71,214,692

See Notes to Financial Statements.
17

Notes to Financial Statements

NOVEMBER 30, 2022

1. Organization

American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Global Small Cap Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek capital growth.

The fund offers the Investor Class, I Class, A Class, C Class, R Class and R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Directors oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value.

If the valuation designee determines that the market price for a portfolio security is not readily available or is believed by the valuation designee to be unreliable, such security is valued at fair value as determined in good faith by the valuation designee, in accordance with its policies and procedures. Circumstances that may cause the fund to determine that market quotations are not available or reliable include, but are not limited to: when there is a significant event subsequent to the market quotation; trading in a security has been halted during the trading day; or trading in a security is insufficient or did not take place due to a closure or holiday.

The valuation designee monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; regulatory news, governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The valuation designee also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that it deems appropriate. The valuation designee may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

18

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

19

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of November 30, 2022.

Remaining Contractual Maturity of Agreements
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions(1)
Common Stocks	$3,092,740	—	—	—	$3,092,740
Exchange-Traded Funds	56,557	—	—	—	56,557
Total Borrowings	$3,149,297	—	—	—	$3,149,297
Gross amount of recognized liabilities for securities lending transactions					$3,149,297
(1)Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class.

The annual management fee for each class is as follows:

Investor Class	I Class	A Class	C Class	R Class	R6 Class
1.10%	0.90%	1.10%	1.10%	1.10%	0.75%

20

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended November 30, 2022 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $112,131 and $171,087, respectively. The effect of interfund transactions on the Statement of Operations was $(12,227) in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended November 30, 2022 were $110,949,984 and $81,958,949, respectively.

21

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended November 30, 2022		Year ended November 30, 2021
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	40,000,000		40,000,000
Sold	1,143,311	$20,740,907	809,165	$19,787,083
Issued in reinvestment of distributions	290,679	6,086,815	66,964	1,466,380
Redeemed	(683,057)	(11,937,507)	(220,131)	(5,285,238)
	750,933	14,890,215	655,998	15,968,225
I Class/Shares Authorized	25,000,000		25,000,000
Sold	1,327,532	23,040,596	505,427	12,351,326
Issued in reinvestment of distributions	80,309	1,703,359	3,813	85,407
Redeemed	(283,305)	(4,921,367)	(98,729)	(2,406,901)
	1,124,536	19,822,588	410,511	10,029,832
A Class/Shares Authorized	20,000,000		30,000,000
Sold	9,891	152,577	10,731	257,844
Issued in reinvestment of distributions	2,209	45,507	198	4,280
Redeemed	(1,086)	(22,533)	(1,036)	(24,970)
	11,014	175,551	9,893	237,154
C Class/Shares Authorized	20,000,000		30,000,000
Sold	30,786	466,443	5,182	120,261
Issued in reinvestment of distributions	1,378	26,824	156	3,236
Redeemed	(13,445)	(200,836)	—	—
	18,719	292,431	5,338	123,497
R Class/Shares Authorized	20,000,000		20,000,000
Sold	47,236	800,325	51,432	1,211,805
Issued in reinvestment of distributions	14,060	284,298	2,528	53,905
Redeemed	(26,072)	(459,635)	(14,582)	(342,974)
	35,224	624,988	39,378	922,736
R6 Class/Shares Authorized	20,000,000		20,000,000
Sold	330,061	5,851,718	93,864	2,263,711
Issued in reinvestment of distributions	109,716	2,350,107	60,208	1,339,898
Redeemed	(212,858)	(3,703,534)	(683,052)	(16,470,821)
	226,919	4,498,291	(528,980)	(12,867,212)
Net increase (decrease)	2,167,345	$40,304,064	592,138	$14,414,232

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

22

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund's portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Australia	—	$2,944,570	—
Belgium	—	1,229,366	—
Brazil	—	1,492,894	—
Canada	$635,552	6,676,029	—
China	—	710,676	—
Finland	—	626,327	—
France	—	1,742,487	—
Germany	—	590,577	—
Hong Kong	—	935,973	—
Japan	—	8,061,613	—
Mexico	—	400,863	—
Netherlands	—	963,874	—
Norway	—	1,122,451	—
Spain	—	1,209,075	—
Sweden	—	2,067,489	—
Taiwan	—	1,015,826	—
United Kingdom	653,399	1,741,146	—
Other Countries	41,771,864	—	—
Exchange-Traded Funds	2,706,158	—	—
Short-Term Investments	3,150,452	1,017,116	—
	$48,917,425	$34,548,352	—

7. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing in emerging markets or a significant portion of assets in one country or region may accentuate these risks.

The fund invests in common stocks of small companies. Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

The fund's investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

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8. Federal Tax Information

The tax character of distributions paid during the years ended November 30, 2022 and November 30, 2021 were as follows:

	2022	2021
Distributions Paid From
Ordinary income	$4,916,344	$685,713
Long-term capital gains	$5,658,335	$2,298,547

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$77,560,468
Gross tax appreciation of investments	$8,847,908
Gross tax depreciation of investments	(2,942,599)
Net tax appreciation (depreciation) of investments	5,905,309
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	1,623
Net tax appreciation (depreciation)	$5,906,932
Undistributed ordinary income	$278,871
Accumulated short-term capital losses	$(12,814,946)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.
24

Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2022	$24.94	0.03	(5.23)	(5.20)	(0.04)	(3.53)	(3.57)	$16.17	(24.11)%	1.11%	0.17%	115%	$39,261
2021	$21.11	(0.10)	5.29	5.19	—	(1.36)	(1.36)	$24.94	25.57%	1.11%	(0.40)%	136%	$41,838
2020	$15.81	(0.11)	6.19	6.08	—	(0.78)	(0.78)	$21.11	40.28%	1.39%	(0.63)%	204%	$21,562
2019	$13.66	(0.06)	2.44	2.38	—	(0.23)	(0.23)	$15.81	17.93%	1.51%	(0.39)%	161%	$15,005
2018	$14.80	(0.13)	(0.24)	(0.37)	—	(0.77)	(0.77)	$13.66	(2.73)%	1.50%	(0.86)%	147%	$15,159
I Class
2022	$25.27	0.06	(5.30)	(5.24)	(0.09)	(3.53)	(3.62)	$16.41	(23.98)%	0.91%	0.37%	115%	$25,641
2021	$21.33	(0.04)	5.34	5.30	—	(1.36)	(1.36)	$25.27	25.84%	0.91%	(0.20)%	136%	$11,067
2020	$15.94	(0.08)	6.25	6.17	—	(0.78)	(0.78)	$21.33	40.62%	1.19%	(0.43)%	204%	$587
2019	$13.74	(0.02)	2.45	2.43	—	(0.23)	(0.23)	$15.94	18.12%	1.31%	(0.19)%	161%	$557
2018	$14.85	(0.10)	(0.24)	(0.34)	—	(0.77)	(0.77)	$13.74	(2.50)%	1.30%	(0.66)%	147%	$1,424

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2022	$24.55	(0.01)	(5.14)	(5.15)	—	(3.53)	(3.53)	$15.87	(24.28)%	1.36%	(0.08)%	115%	$379
2021	$20.85	(0.16)	5.22	5.06	—	(1.36)	(1.36)	$24.55	25.25%	1.36%	(0.65)%	136%	$317
2020	$15.66	(0.15)	6.12	5.97	—	(0.78)	(0.78)	$20.85	39.95%	1.64%	(0.88)%	204%	$63
2019	$13.57	(0.08)	2.40	2.32	—	(0.23)	(0.23)	$15.66	17.60%	1.76%	(0.64)%	161%	$671
2018	$14.74	(0.17)	(0.23)	(0.40)	—	(0.77)	(0.77)	$13.57	(2.95)%	1.75%	(1.11)%	147%	$1,477
C Class
2022	$23.41	(0.13)	(4.87)	(5.00)	—	(3.53)	(3.53)	$14.88	(24.91)%	2.11%	(0.83)%	115%	$392
2021	$20.08	(0.33)	5.02	4.69	—	(1.36)	(1.36)	$23.41	24.32%	2.11%	(1.40)%	136%	$178
2020	$15.22	(0.26)	5.90	5.64	—	(0.78)	(0.78)	$20.08	38.88%	2.39%	(1.63)%	204%	$45
2019	$13.29	(0.18)	2.34	2.16	—	(0.23)	(0.23)	$15.22	16.75%	2.51%	(1.39)%	161%	$595
2018	$14.56	(0.28)	(0.22)	(0.50)	—	(0.77)	(0.77)	$13.29	(3.71)%	2.50%	(1.86)%	147%	$1,407
R Class
2022	$24.17	(0.06)	(5.04)	(5.10)	—	(3.53)	(3.53)	$15.54	(24.49)%	1.61%	(0.33)%	115%	$1,792
2021	$20.59	(0.21)	5.15	4.94	—	(1.36)	(1.36)	$24.17	24.97%	1.61%	(0.90)%	136%	$1,937
2020	$15.52	(0.18)	6.03	5.85	—	(0.78)	(0.78)	$20.59	39.52%	1.89%	(1.13)%	204%	$839
2019	$13.48	(0.12)	2.39	2.27	—	(0.23)	(0.23)	$15.52	17.34%	2.01%	(0.89)%	161%	$523
2018	$14.68	(0.21)	(0.22)	(0.43)	—	(0.77)	(0.77)	$13.48	(3.18)%	2.00%	(1.36)%	147%	$493

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R6 Class
2022	$25.51	0.09	(5.35)	(5.26)	(0.13)	(3.53)	(3.66)	$16.59	(23.87)%	0.76%	0.52%	115%	$14,092
2021	$21.49	(0.01)	5.39	5.38	—	(1.36)	(1.36)	$25.51	26.03%	0.76%	(0.05)%	136%	$15,878
2020	$16.03	(0.03)	6.27	6.24	—	(0.78)	(0.78)	$21.49	40.75%	1.04%	(0.28)%	204%	$24,743
2019	$13.79	—(3)	2.47	2.47	—	(0.23)	(0.23)	$16.03	18.34%	1.16%	(0.04)%	161%	$207
2018	$14.89	(0.08)	(0.25)	(0.33)	—	(0.77)	(0.77)	$13.79	(2.36)%	1.15%	(0.51)%	147%	$361

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)Per-share amount was less than $0.005.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century World Mutual Funds, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Global Small Cap Fund (the “Fund”), one of the funds constituting the American Century World Mutual Funds, Inc., as of November 30, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Global Small Cap Fund the American Century World Mutual Funds, Inc. as of November 30, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
January 17, 2023

We have served as the auditor of one or more American Century investment companies since 1997.
28

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire on December 31 of the year in which they reach their 75th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	64	None
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	64	Alleghany Corporation (2021 to 2022)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	64	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	64	None
29

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	64	MGP Ingredients, Inc. (2019 to 2021)
Jan M. Lewis (1957)	Director and Board Chair	Since 2011 (Board Chair since 2022)	Retired	64	None
Stephen E. Yates (1948)	Director	Since 2012	Retired	108	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	142	None
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.
30

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS, (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present). Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

31

Approval of Management Agreement

At a meeting held on June 29, 2022, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act of 1940 (the “Investment Company Act”), contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s Directors, including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed data and information compiled by the Advisor and certain independent data providers concerning the Fund. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor and its affiliates included, but was not limited to, the following:

•the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund including without limitation portfolio management and trading services, shareholder and intermediary services, compliance and legal services, fund accounting and financial reporting, and fund share distribution;
•the wide range of other programs and services provided to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance, including data comparing the Fund's performance to an appropriate benchmark(s) and peer group of other mutual funds with similar investment objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similarly-managed funds;
•the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;
•the Advisor’s strategic plans, generally, and with respect to the ongoing impact of the COVID-19 pandemic response, heightened areas of interest in the mutual fund industry and recent geopolitical issues;
•the Advisor’s business continuity plans, vendor management practices, and cyber security practices;
•financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;
•possible economies of scale associated with the Advisor’s management of the Fund and other accounts;
•services provided and charges to the Advisor's other investment management clients;
•acquired fund fees and expenses;
•payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and
•possible collateral benefits to the Advisor from the management of the Fund.

The Board held four meetings to consider the renewal. The independent Directors also met in private session multiple times to review and discuss the information provided in response to their request. The independent Directors held active discussions with the Advisor regarding the renewal of the management agreement, requesting supplemental information, and reviewing information provided by the Advisor in response thereto. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

32

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services which include, without limitation, the following:

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•liquidity monitoring and management
•risk management, including cyber security
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Directors’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and principal investment strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of Fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any actions being taken to improve performance, and may conduct special reviews until performance improves. The Fund’s performance was above its benchmark for the one-, three-, and five-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.
33

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through its various committees, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is sharing economies of scale, to the extent they exist, through its fee structure, and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders enhanced and expanded content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than securities transaction expenses, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Investment Company Act Rule 12b-1. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer expense universe. In addition, the Board reviewed the Fund’s position relative to the narrower set of its expense group peers. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

34

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. To the extent there are potential collateral benefits, the Board has been advised and has taken this into consideration in its review of the management contract with the Fund. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the terms of the management agreement are fair and reasonable and that the management fee charged to the Fund is reasonable in light of the services provided and that the management agreement between the Fund and the Advisor should be renewed for an additional one-year period.
35

Proxy Voting Results

A special meeting of shareholders was held on October 13, 2022, to vote on the following proposal. The proposal received the required votes and was adopted. A summary of voting results is listed below.

To elect five directors to the Board of Directors of American Century World Mutual Funds, Inc.:

	Affirmative	Withhold
Brian Bulatao	$5,038,086,505	$96,122,848
Chris H. Cheesman	$5,044,845,654	$89,363,699
Rajesh K. Gupta	$5,040,147,195	$94,062,158
Lynn M. Jenkins	$5,034,492,760	$99,716,593
Gary C. Meltzer	$5,042,384,480	$91,824,873

The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Thomas W. Bunn, Barry Fink, Jan M. Lewis, and Stephen E. Yates.
36

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding at the IRS default rate of 10%.* Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
You may elect a different withholding rate, or request zero withholding, by submitting an acceptable IRS Form W-4R election with your distribution request. You may notify us of your W-4R election by telephone, on our distribution forms, on IRS Form W-4R, or through other acceptable electronic means. If your withholding election is for an automatic withdrawal plan, you have the right to revoke your election at any time and any election you make will remain in effect until revoked by filing a new election.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld according to state regulations if, at the time of your distribution, your tax residency is within one of the mandatory withholding states.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These portfolio holdings are available on the fund's website at americancentury.com and, upon request, by calling 1-800-345-2021. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

37

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended November 30, 2022.

For corporate taxpayers, the fund hereby designates $152,922, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended November 30, 2022 as qualified for the corporate dividends received deduction.

The fund hereby designates $5,658,335, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended November 30, 2022.

The fund hereby designates $4,717,133 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended November 30, 2022.
38

Notes

39

Notes

40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century World Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2023 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91035 2301

Annual Report

November 30, 2022

International Growth Fund
Investor Class (TWIEX)
I Class (TGRIX)
Y Class (ATYGX)
A Class (TWGAX)
C Class (AIWCX)
R Class (ATGRX)
R5 Class (ATGGX)
R6 Class (ATGDX)
G Class (ACAEX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ending November 30, 2022. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

High Inflation, Rising Rates Fueled Volatility

The global economic and investment backdrops faced several challenges during the 12-month period. Concerns began to surface early in the fiscal year, as central banks finally admitted inflation was entrenched rather than transitory. Investors grew more cautious amid growing expectations for less accommodative monetary policy in the new year.

By early 2022, inflation soared to levels last seen in the early 1980s. Massive fiscal and monetary support unleashed during the pandemic was partly to blame. In addition, escalating energy prices, supply chain breakdowns, labor market shortages and Russia’s invasion of Ukraine further aggravated the inflation backdrop, particularly in Europe.

The Bank of England responded to surging inflation in late 2021 with a 0.15 percentage point rate hike. Policymakers raised rates another 2.75 percentage points through the end of November. The Federal Reserve waited until March 2022 to launch its inflation-fighting campaign, hiking rates 3.75 percentage points by period-end. Meanwhile, the European Central Bank (ECB) held off until July. Facing record-high inflation, the ECB raised rates 2 percentage points through November.

In addition to advancing recession risk, the combination of elevated inflation and hawkish central banks led to losses for most developed and emerging markets stock indices. A late-period rally, triggered by expectations for central banks to slow their pace of tightening, helped stocks recover some earlier losses. Overall, developed markets stocks generally fared better than emerging markets stocks, and the value style generally outpaced the growth style.

Staying Disciplined in Uncertain Times

We expect market volatility to linger as investors navigate a complex environment of high inflation, rising interest rates and economic uncertainty. In addition, Russia’s invasion of Ukraine complicates an increasingly tense geopolitical backdrop and threatens global energy markets. We will continue to monitor this evolving situation and what it broadly means for investors across asset classes.

We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
2

Performance

Total Returns as of November 30, 2022
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWIEX	-20.99%	2.95%	5.49%	—	5/9/91
MSCI EAFE Index	—	-10.14%	1.85%	4.99%	—	—
MSCI EAFE Growth Index	—	-18.70%	3.06%	5.95%	—	—
I Class	TGRIX	-20.86%	3.15%	5.70%	—	11/20/97
Y Class	ATYGX	-20.73%	3.30%	—	6.26%	4/10/17
A Class	TWGAX					10/2/96
No sales charge		-21.24%	2.69%	5.22%	—
With sales charge		-25.77%	1.48%	4.60%	—
C Class	AIWCX	-21.81%	1.92%	4.43%	—	6/4/01
R Class	ATGRX	-21.45%	2.42%	4.95%	—	8/29/03
R5 Class	ATGGX	-20.92%	3.15%	—	6.09%	4/10/17
R6 Class	ATGDX	-20.75%	3.31%	—	4.80%	7/26/13
G Class	ACAEX	—	—	—	-11.03%	4/1/22
Average annual returns since inception are presented when ten years of performance history is not available.
G Class returns would have been lower if a portion of the fees had not been waived.

C Class shares will automatically convert to A Class shares after being held for approximately eight years. C Class average annual returns do not reflect this conversion.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
3

Growth of $10,000 Over 10 Years
$10,000 investment made November 30, 2012
Performance for other share classes will vary due to differences in fee structure.

Value on November 30, 2022
Investor Class — $17,062

MSCI EAFE Index — $16,279

MSCI EAFE Growth Index — $17,832

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class	G Class
1.21%	1.01%	0.86%	1.46%	2.21%	1.71%	1.01%	0.86%	0.86%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
4

Portfolio Commentary

Portfolio Managers: Raj Gandhi and Jim Zhao
Performance Summary
International Growth returned -20.99%* for the fiscal year ended November 30, 2022, underperforming its benchmark, the MSCI EAFE Index, which returned -10.14%.

Stock selection across a broad range of sectors drove the fund’s underperformance. Most notably, positioning in information technology and selection in materials and industrials detracted. Underweight positioning in the energy sector further constrained returns, as did selection in consumer staples. Utilities was the only sector to contribute materially to relative returns. From a geographic perspective, stock selection in Japan detracted from relative performance, as did holdings in Switzerland, Australia, France and the Netherlands. Stock selection in Denmark modestly aided performance.

Rising inflation and aggressive central bank policy responses led investors to turn away from higher-multiple growth stocks early in 2022, which created a considerable headwind for the portfolio. Russia’s invasion of Ukraine exacerbated supply chain disruptions, accelerated energy price increases and raised geopolitical tensions—all of which weighed heavily on non-U.S. equities. Although supply chain issues and energy prices moderated somewhat in the second half of the period, persistent inflation and hawkish monetary policy enacted by central banks to combat it increased investor concerns about the possibility of a recession and a more difficult environment for earnings growth.

Macroeconomic Concerns Weighed on Earnings Expectations
Among information technology holdings, IT services companies detracted the most. Shopify declined amid lowered earnings estimates as the company faced an extremely tough consumer environment due to higher inflation and increased competition from Amazon’s new Buy with Prime service. We sold the stock. A softening consumer backdrop also weighed on payment processor Adyen’s near-term earnings estimates. The stock weakened along with much of the sector as higher interest rates hurt high-growth, high-multiple stocks.

Within the materials sector, chemicals firms such as Sika and Koninklijke DSM hindered performance. Consensus earnings estimates for Sika declined amid higher interest rates and concerns about high input costs potentially weighing on profitability. DSM’s stock weakened on disappointing reported results for the first half of 2022. Although the firm achieved organic growth in the low double digits, the numbers implied a slowdown. Not owning a number of metals and mining stocks, which rose on higher commodities prices, also proved a drag on the portfolio’s relative performance.

Among industrials, stock of human resources technology company Recruit Holdings declined. The firm, which owns Indeed and Glassdoor, saw its stock weaken amid fears about the potential risk to profits from a normalizing job market. Kornit Digital, which specializes in digital printing technologies for the garment industry, ranked among the largest individual detractors from performance. Shares declined as consumers, pressured by macroeconomic headwinds, delayed orders, which impacted near-term growth expectations. Concerns surrounding a competing printing system also weighed on Kornit, and we sold the stock.

Underweight positioning in the energy sector also weighed on performance. Not owning a number of large oil companies such as Shell, TotalEnergies and BP hurt relative returns as the stocks advanced on higher oil prices.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.
5

On the upside, top individual contributors to performance included pharmaceutical companies AstraZeneca and Novo Nordisk. Successful clinical trials and emerging pipeline assets supported AstraZeneca’s strategic direction in oncology. Novo Nordisk’s continued success with obesity and diabetes drugs propelled investor optimism for positive earnings results.

Portfolio Positioning
We remain committed to our disciplined, bottom-up process of identifying companies exhibiting accelerating, sustainable growth. During the year, we reduced exposure to more cyclical-related companies as the broader cyclical recovery wound down, but we retained our focus on names with company-specific growth drivers. We continue to see opportunities in companies positioned to benefit from secular growth trends such as digitalization, automation, energy transition, health care innovation and healthy lifestyle choices. Demand for premium brands remains strong despite rising inflation, supporting names in apparel, spirits and automobiles. Digitalization benefits technology holdings exposed to IT services growth, artificial intelligence, cloud computing, automation, digital payments and software. Health care holdings include innovative companies using technology, equipment and outsourcing to provide improved cost and delivery efficiencies.

As a result of our bottom-up stock selection process, we are notably overweight to information technology and health care and underweight to financials and energy. Geographically, we retain a large exposure to European stocks. We remain underweight to Japan and Asia in general.
6

Fund Characteristics

NOVEMBER 30, 2022
Types of Investments in Portfolio	% of net assets
Common Stocks	100.1%
Short-Term Investments	0.3%
Other Assets and Liabilities	(0.4)%

Top Five Countries	% of net assets
France	20.7%
United Kingdom	13.8%
Japan	11.7%
Netherlands	7.1%
Switzerland	6.9%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2022 to November 30, 2022.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments mutual fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
8

	Beginning Account Value 6/1/22	Ending Account Value 11/30/22	Expenses Paid During Period(1) 6/1/22 - 11/30/22	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$978.90	$6.35	1.28%
I Class	$1,000	$979.60	$5.36	1.08%
Y Class	$1,000	$980.50	$4.62	0.93%
A Class	$1,000	$977.30	$7.58	1.53%
C Class	$1,000	$973.10	$11.28	2.28%
R Class	$1,000	$975.80	$8.82	1.78%
R5 Class	$1,000	$978.70	$5.36	1.08%
R6 Class	$1,000	$980.40	$4.62	0.93%
G Class	$1,000	$984.00	$0.20	0.04%
Hypothetical
Investor Class	$1,000	$1,018.65	$6.48	1.28%
I Class	$1,000	$1,019.65	$5.47	1.08%
Y Class	$1,000	$1,020.41	$4.71	0.93%
A Class	$1,000	$1,017.40	$7.74	1.53%
C Class	$1,000	$1,013.64	$11.51	2.28%
R Class	$1,000	$1,016.14	$9.00	1.78%
R5 Class	$1,000	$1,019.65	$5.47	1.08%
R6 Class	$1,000	$1,020.41	$4.71	0.93%
G Class	$1,000	$1,024.87	$0.20	0.04%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

9

Schedule of Investments

NOVEMBER 30, 2022

	Shares	Value
COMMON STOCKS — 100.1%
Australia — 3.4%
CSL Ltd.	350,460	$72,004,999
NEXTDC Ltd.(1)	2,746,488	18,844,041
		90,849,040
Belgium — 0.9%
KBC Group NV	441,320	24,446,336
Brazil — 0.4%
Sendas Distribuidora SA	3,042,700	11,544,945
Canada — 5.3%
Canadian Pacific Railway Ltd.	608,040	49,781,396
Element Fleet Management Corp.	1,700,350	24,092,979
First Quantum Minerals Ltd.	759,720	18,061,811
GFL Environmental, Inc.(2)	977,469	28,317,277
Toronto-Dominion Bank	313,440	20,861,825
		141,115,288
China — 1.5%
H World Group Ltd., ADR	346,930	13,280,481
Li Ning Co. Ltd.	3,335,500	26,805,735
		40,086,216
Denmark — 4.3%
Novo Nordisk A/S, B Shares	905,058	113,528,705
Finland — 0.2%
Neste Oyj	108,190	5,584,395
France — 20.7%
Air Liquide SA	339,372	49,409,539
Airbus SE	231,210	26,541,877
Arkema SA	114,250	10,158,159
Bureau Veritas SA	760,539	19,945,641
Capgemini SE	195,360	35,320,569
Dassault Systemes SE	684,540	25,524,639
Edenred	582,817	32,019,357
EssilorLuxottica SA	148,870	27,799,414
Hermes International	10,690	17,374,221
L'Oreal SA	88,740	33,326,836
LVMH Moet Hennessy Louis Vuitton SE	118,850	92,230,982
Pernod Ricard SA	183,970	36,497,010
Safran SA	103,410	12,779,996
Sartorius Stedim Biotech	58,940	20,116,409
Schneider Electric SE	367,430	54,259,905
Teleperformance	53,740	12,267,855
Thales SA	253,460	32,423,892
Valeo	725,360	13,560,307
		551,556,608
Germany — 5.3%
Brenntag SE	201,570	12,816,006
Infineon Technologies AG	969,091	32,552,202
Mercedes-Benz Group AG	385,810	26,213,165
10

	Shares	Value
Puma SE	371,210	$19,211,475
Symrise AG	432,880	49,646,458
		140,439,306
Hong Kong — 2.9%
AIA Group Ltd.	6,204,600	63,005,258
Techtronic Industries Co. Ltd.	1,080,000	13,165,368
		76,170,626
India — 0.7%
HDFC Bank Ltd.	962,310	19,085,512
Indonesia — 0.8%
Bank Central Asia Tbk PT	33,602,700	19,962,643
Ireland — 3.1%
CRH PLC	525,930	21,143,166
ICON PLC(1)	130,790	28,177,398
Kerry Group PLC, A Shares	360,410	34,259,593
		83,580,157
Italy — 4.5%
Ferrari NV	256,290	57,204,412
Prysmian SpA	742,660	26,171,920
Tenaris SA	2,157,710	37,456,361
		120,832,693
Japan — 11.7%
BayCurrent Consulting, Inc.	852,000	28,316,168
Hoya Corp.	276,200	28,581,213
JMDC, Inc.	466,700	17,905,361
Keyence Corp.	125,000	52,891,482
Kobe Bussan Co. Ltd.	1,229,200	32,336,524
Kose Corp.	222,600	23,773,488
MonotaRO Co. Ltd.	2,485,100	42,992,905
Nintendo Co. Ltd.	920,700	39,476,917
Obic Co. Ltd.	168,600	26,983,892
Recruit Holdings Co. Ltd.	599,900	19,409,908
		312,667,858
Netherlands — 7.1%
Adyen NV(1)	23,542	37,086,154
ASML Holding NV	137,850	84,160,135
Koninklijke DSM NV	180,479	23,408,719
Universal Music Group NV	1,832,420	43,576,350
		188,231,358
Spain — 3.9%
Amadeus IT Group SA(1)	275,840	14,913,981
Cellnex Telecom SA	1,079,226	37,112,982
Iberdrola SA	4,662,422	52,673,316
		104,700,279
Sweden — 1.6%
Epiroc AB, A Shares	1,031,030	19,853,496
Hexagon AB, B Shares	1,932,350	22,097,065
		41,950,561
Switzerland — 6.9%
Alcon, Inc.	549,079	37,864,286
Lonza Group AG	90,040	47,369,344
On Holding AG, Class A(1)(2)	520,330	10,104,808
11

	Shares	Value
Partners Group Holding AG	8,350	$8,319,685
Sika AG	137,759	35,205,761
Zurich Insurance Group AG	90,710	43,580,422
		182,444,306
Taiwan — 0.5%
Taiwan Semiconductor Manufacturing Co. Ltd.	897,000	14,405,684
Thailand — 0.6%
Kasikornbank PCL	4,083,200	16,814,994
United Kingdom — 13.8%
Ashtead Group PLC	512,460	31,277,812
AstraZeneca PLC	647,100	87,578,942
Compass Group PLC	1,886,820	43,015,591
Halma PLC	620,200	16,451,620
HSBC Holdings PLC(2)	8,040,400	49,019,359
London Stock Exchange Group PLC	412,776	41,333,509
NatWest Group PLC	7,713,058	24,529,918
Reckitt Benckiser Group PLC	483,561	34,702,031
Segro PLC	2,210,230	21,389,120
Whitbread PLC	587,756	18,560,948
		367,858,850
TOTAL COMMON STOCKS (Cost $2,334,313,883)		2,667,856,360
SHORT-TERM INVESTMENTS — 0.3%
Money Market Funds — 0.3%
State Street Institutional U.S. Government Money Market Fund, Premier Class	409	409
State Street Navigator Securities Lending Government Money Market Portfolio(3)	8,382,900	8,382,900
		8,383,309
Repurchase Agreements†
BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 2.00% - 3.375%, 2/15/25 - 5/15/51, valued at $186,296), in a joint trading account at 3.74%, dated 11/30/22, due 12/1/22 (Delivery value $182,832)		182,813
Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 1.125%, 2/15/31, valued at $537,614), at 3.77%, dated 11/30/22, due 12/1/22 (Delivery value $527,055)		527,000
		709,813
TOTAL SHORT-TERM INVESTMENTS (Cost $9,093,122)		9,093,122
TOTAL INVESTMENT SECURITIES—100.4% (Cost $2,343,407,005)		2,676,949,482
OTHER ASSETS AND LIABILITIES — (0.4)%		(10,502,481)
TOTAL NET ASSETS — 100.0%		$2,666,447,001

12

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Health Care	18.1%
Industrials	16.1%
Information Technology	15.4%
Financials	13.4%
Consumer Discretionary	12.6%
Materials	7.9%
Consumer Staples	7.7%
Communication Services	4.5%
Utilities	2.0%
Energy	1.6%
Real Estate	0.8%
Short-Term Investments	0.3%
Other Assets and Liabilities	(0.4)%

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
†Category is less than 0.05% of total net assets.
(1)Non-income producing.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $23,248,742. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(3)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $24,230,440, which includes securities collateral of $15,847,540.

See Notes to Financial Statements.
13

Statement of Assets and Liabilities

NOVEMBER 30, 2022
Assets
Investment securities, at value (cost of $2,335,024,105) — including $23,248,742 of securities on loan	$2,668,566,582
Investment made with cash collateral received for securities on loan, at value (cost of $8,382,900)	8,382,900
Total investment securities, at value (cost of $2,343,407,005)	2,676,949,482
Foreign currency holdings, at value (cost of $153,254)	154,031
Receivable for investments sold	10,305,585
Receivable for capital shares sold	1,060,021
Dividends and interest receivable	6,819,627
Securities lending receivable	11,375
Other assets	68,744
2,695,368,865

Liabilities
Payable for collateral received for securities on loan	8,382,900
Payable for investments purchased	6,878,217
Payable for capital shares redeemed	8,184,691
Accrued management fees	1,211,835
Distribution and service fees payable	16,200
Accrued foreign taxes	780,629
Accrued foreign withholding tax reclaim expenses	220,852
Accrued IRS compliance fees	3,201,600
Accrued other expenses	44,940
28,921,864

Net Assets	$2,666,447,001

Net Assets Consist of:
Capital (par value and paid-in surplus)	$2,483,779,887
Distributable earnings	182,667,114
$2,666,447,001

	Net Assets	Shares Outstanding	Net Asset Value Per Share*
Investor Class, $0.01 Par Value	$888,747,839	79,874,360	$11.13
I Class, $0.01 Par Value	$271,017,552	24,574,039	$11.03
Y Class, $0.01 Par Value	$50,966,706	4,617,144	$11.04
A Class, $0.01 Par Value	$66,992,758	5,985,476	$11.19
C Class, $0.01 Par Value	$750,823	71,628	$10.48
R Class, $0.01 Par Value	$6,497,571	576,349	$11.27
R5 Class, $0.01 Par Value	$6,988	633	$11.04
R6 Class, $0.01 Par Value	$27,242,676	2,470,379	$11.03
G Class, $0.01 Par Value	$1,354,224,088	121,953,632	$11.10
*Maximum offering price per share was equal to the net asset value per share for all share classes, except Class A, for which the maximum offering price per share was $11.87 (net asset value divided by 0.9425). A contingent deferred sales charge may be imposed on redemptions of Class A and Class C.

See Notes to Financial Statements.
14

Statement of Operations

YEAR ENDED NOVEMBER 30, 2022
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $4,041,200)	$42,880,832
Foreign withholding tax recoveries (net of IRS compliance fees of $3,201,600)	6,393,505
Interest (net of foreign taxes withheld of $13)	2,608,704
Securities lending, net	155,945
52,038,986

Expenses:
Management fees	22,812,214
Distribution and service fees:
A Class	177,284
C Class	9,666
R Class	32,184
Directors' fees and expenses	60,373
Foreign withholding tax reclaim expenses	2,536,559
Other expenses	70,311
25,698,591
Fees waived - G Class	(6,818,681)
18,879,910

Net investment income (loss)	33,159,076

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (net of foreign tax expenses paid (refunded) of $18,591)	(144,280,325)
Foreign currency translation transactions	(1,835,467)
(146,115,792)

Change in net unrealized appreciation (depreciation) on:
Investments (includes (increase) decrease in accrued foreign taxes of $(88,384))	(291,679,893)
Translation of assets and liabilities in foreign currencies	(73,291)
(291,753,184)

Net realized and unrealized gain (loss)	(437,868,976)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(404,709,900)

See Notes to Financial Statements.
15

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2022 AND NOVEMBER 30, 2021
Increase (Decrease) in Net Assets	November 30, 2022	November 30, 2021
Operations
Net investment income (loss)	$33,159,076	$9,514,135
Net realized gain (loss)	(146,115,792)	189,752,425
Change in net unrealized appreciation (depreciation)	(291,753,184)	(38,014,755)
Net increase (decrease) in net assets resulting from operations	(404,709,900)	161,251,805

Distributions to Shareholders
From earnings:
Investor Class	(152,383,930)	(54,887,728)
I Class	(37,122,850)	(3,793,173)
Y Class	(6,430,224)	(1,442,300)
A Class	(10,949,169)	(3,664,774)
C Class	(177,433)	(85,443)
R Class	(924,985)	(292,738)
R5 Class	(1,164)	(508)
R6 Class	(4,383,615)	(2,636,516)
G Class	(56)	—
From tax return of capital:
Investor Class	(2,588,556)	—
I Class	(766,952)	—
Y Class	(117,440)	—
A Class	(191,094)	—
C Class	(2,892)	—
R Class	(17,102)	—
R5 Class	(20)	—
R6 Class	(76,634)	—
G Class	(6)	—
Decrease in net assets from distributions	(216,134,122)	(66,803,180)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	1,682,322,148	10,990,793

Net increase (decrease) in net assets	1,061,478,126	105,439,418

Net Assets
Beginning of period	1,604,968,875	1,499,529,457
End of period	$2,666,447,001	$1,604,968,875

See Notes to Financial Statements.
16

Notes to Financial Statements

NOVEMBER 30, 2022

1. Organization

American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. International Growth Fund (the fund) is one fund in a series issued by the corporation. The fund's investment objective is to seek capital growth.

The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class, R6 Class and G Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. Sale of the G Class commenced on April 1, 2022.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Directors oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value.

If the valuation designee determines that the market price for a portfolio security is not readily available or is believed by the valuation designee to be unreliable, such security is valued at fair value as determined in good faith by the valuation designee, in accordance with its policies and procedures. Circumstances that may cause the fund to determine that market quotations are not available or reliable include, but are not limited to: when there is a significant event subsequent to the market quotation; trading in a security has been halted during the trading day; or trading in a security is insufficient or did not take place due to a closure or holiday.

The valuation designee monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; regulatory news, governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The valuation designee also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that it deems appropriate. The valuation designee may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

17

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income less foreign taxes withheld, if any, is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services. Foreign withholding tax recoveries less IRS compliance fees, if any, represent the receipt of certain European Union (EU) withholding taxes previously withheld. The fund will record any EU reclaims only when certainty exists as to the likelihood of receipt. The fund may estimate IRS compliance fees when EU reclaims recovered exceed any foreign taxes withheld during the current fiscal period. The IRS compliance fees reduce the foreign withholding tax recoveries.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

18

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of November 30, 2022.

Remaining Contractual Maturity of Agreements
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions(1)
Common Stocks	$8,382,900	—	—	—	$8,382,900
Gross amount of recognized liabilities for securities lending transactions					$8,382,900
(1)Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 35% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

19

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund's assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund's assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts), as well as exchange-traded funds managed by the investment advisor, that use very similar investment teams and strategies (strategy assets). Prior to the fund's acquisition of NT International Growth Fund, the strategy assets of the fund also included the assets of NT International Growth Fund. The investment advisor agreed to waive the G Class's management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Directors.

The management fee schedule range and the effective annual management fee for each class for the period ended November 30, 2022 are as follows:

	Management Fee Schedule Range	Effective Annual Management Fee
Investor Class	1.050% to 1.500%	1.23%
I Class	0.850% to 1.300%	1.03%
Y Class	0.700% to 1.150%	0.88%
A Class	1.050% to 1.500%	1.23%
C Class	1.050% to 1.500%	1.23%
R Class	1.050% to 1.500%	1.23%
R5 Class	0.850% to 1.300%	1.03%
R6 Class	0.700% to 1.150%	0.88%
G Class	0.700% to 1.150%	0.00%(1)
(1)Effective annual management fee before waiver was 0.88%.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended November 30, 2022 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Foreign Withholding Tax Reclaim Expenses — The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The fund may incur expenses in association with recovery of such taxes. The impact of foreign withholding tax reclaim expenses to the ratio of operating expenses to average net assets was 0.12% for the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class and R6 Class, and 0.06% for the G Class, for the period ended November 30, 2022.

20

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $3,931,413 and $11,301,667, respectively. The effect of interfund transactions on the Statement of Operations was $(5,618,366) in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended November 30, 2022 were $986,403,260 and $799,133,613, respectively.

21

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended November 30, 2022(1)		Year ended November 30, 2021
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	1,250,000,000		1,250,000,000
Sold	4,323,073	$57,881,495	3,665,315	$58,740,896
Issued in reinvestment of distributions	10,709,215	148,931,979	3,482,032	52,071,101
Redeemed	(6,827,221)	(80,462,415)	(16,617,751)	(272,378,978)
	8,205,067	126,351,059	(9,470,404)	(161,566,981)
I Class/Shares Authorized	100,000,000		90,000,000
Sold	10,278,633	114,915,896	12,662,682	207,549,688
Issued in reinvestment of distributions	2,767,046	37,841,100	255,045	3,782,314
Redeemed	(4,919,973)	(53,061,124)	(1,870,098)	(30,347,473)
	8,125,706	99,695,872	11,047,629	180,984,529
Y Class/Shares Authorized	30,000,000		30,000,000
Sold	1,952,496	21,490,959	1,176,218	19,132,223
Issued in reinvestment of distributions	475,952	6,532,062	96,900	1,437,024
Redeemed	(755,783)	(8,682,704)	(251,076)	(4,054,144)
	1,672,665	19,340,317	1,022,042	16,515,103
A Class/Shares Authorized	80,000,000		80,000,000
Sold	659,237	7,734,678	729,932	11,666,426
Issued in reinvestment of distributions	786,226	11,019,766	238,591	3,593,178
Redeemed	(854,500)	(10,085,631)	(833,309)	(13,500,921)
	590,963	8,668,813	135,214	1,758,683
C Class/Shares Authorized	20,000,000		30,000,000
Sold	2,514	27,038	4,351	66,796
Issued in reinvestment of distributions	13,035	172,810	5,736	82,198
Redeemed	(38,812)	(433,059)	(41,265)	(633,724)
	(23,263)	(233,211)	(31,178)	(484,730)
R Class/Shares Authorized	25,000,000		30,000,000
Sold	101,947	1,215,287	89,795	1,458,492
Issued in reinvestment of distributions	66,701	942,087	19,165	290,918
Redeemed	(55,154)	(687,335)	(77,433)	(1,265,365)
	113,494	1,470,039	31,527	484,045
R5 Class/Shares Authorized	20,000,000		20,000,000
Sold	—	—	21	313
Issued in reinvestment of distributions	86	1,184	25	372
Redeemed	—	—	(210)	(3,192)
	86	1,184	(164)	(2,507)
R6 Class/Shares Authorized	45,000,000		50,000,000
Sold	1,567,955	17,866,224	1,485,610	23,290,435
Issued in reinvestment of distributions	319,036	4,381,413	176,481	2,615,452
Redeemed	(1,359,516)	(14,884,276)	(3,339,362)	(52,603,236)
	527,475	7,363,361	(1,677,271)	(26,697,349)
G Class/Shares Authorized	1,000,000,000		N/A
Sold	10,156,494	105,511,869
Issued in connection with reorganization (Note 9)	117,485,888	1,376,170,527
Issued in reinvestment of distributions	5	62
Redeemed	(5,688,755)	(62,017,744)
	121,953,632	1,419,664,714
Net increase (decrease)	141,165,825	$1,682,322,148	1,057,395	$10,990,793
(1)April 1, 2022 (commencement of sale) through November 30, 2022 for the G Class.
22

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund's portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$79,879,964	$2,587,976,396	—
Short-Term Investments	8,383,309	709,813	—
	$88,263,273	$2,588,686,209	—

7. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing in emerging markets or a significant portion of assets in one country or region may accentuate these risks.

8. Federal Tax Information

The tax character of distributions paid during the years ended November 30, 2022 and November 30, 2021 were as follows:

	2022	2021
Distributions Paid From
Ordinary income	$50,775,903	$708,165
Long-term capital gains	$165,358,219	$66,095,015

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

23

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$2,349,973,973
Gross tax appreciation of investments	$487,277,599
Gross tax depreciation of investments	(160,302,090)
Net tax appreciation (depreciation) of investments	326,975,509
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(960,094)
Net tax appreciation (depreciation)	$326,015,415
Undistributed ordinary income	—
Accumulated short-term capital losses	$(143,348,301)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

9. Reorganization

On December 2, 2021, the Board of Directors approved an agreement and plan of reorganization (the reorganization), whereby the net assets of NT International Growth Fund, one fund in a series issued by the corporation, were transferred to International Growth Fund in exchange for shares of International Growth Fund. The purpose of the transaction was to combine two funds with substantially similar investment objectives and strategies. The financial statements and performance history of International Growth Fund survived after the reorganization. The reorganization was effective at the close of the NYSE on April 22, 2022.

The reorganization was accomplished by a tax-free exchange of shares. On April 22, 2022, NT International Growth Fund exchanged its shares for shares of International Growth Fund as follows:

Original Fund/Class	Shares Exchanged	New Fund/Class	Shares Received
NT International Growth Fund – G Class	121,105,612	International Growth Fund – G Class	117,485,888

The net assets of NT International Growth Fund and International Growth Fund immediately before the reorganization were $1,376,170,527 and $1,410,203,074, respectively. NT International Growth Fund's unrealized appreciation of $121,255,453 was combined with that of International Growth Fund. Immediately after the reorganization, the combined net assets were $2,786,373,601.

Assuming the reorganization had been completed on December 1, 2021, the beginning of the annual reporting period, the pro forma results of operations for the period ended November 30, 2022 are as follows:

Net investment income (loss)	$43,648,196
Net realized and unrealized gain (loss)	(695,559,055)
Net increase (decrease) in net assets resulting from operations	$(651,910,859)

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of NT International Growth Fund that have been included in the fund’s Statement of Operations since April 22, 2022.
24

Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data											Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2022	$16.24	0.14	(3.17)	(3.03)	(0.38)	(1.67)	(0.03)	(2.08)	$11.13	(20.99)%	1.36%	1.36%	1.09%	1.09%	38%	$888,748
2021	$15.32	0.09	1.51	1.60	—(3)	(0.68)	—	(0.68)	$16.24	10.83%	1.21%	1.21%	0.56%	0.56%	51%	$1,163,803
2020	$12.35	0.01	3.01	3.02	(0.01)	(0.04)	—	(0.05)	$15.32	24.57%	1.18%	1.18%	0.06%	0.06%	51%	$1,243,217
2019	$11.83	0.05	1.66	1.71	(0.12)	(1.07)	—	(1.19)	$12.35	16.82%	1.18%	1.18%	0.43%	0.43%	68%	$1,162,998
2018	$13.80	0.08	(1.28)	(1.20)	(0.13)	(0.64)	—	(0.77)	$11.83	(9.23)%	1.17%	1.17%	0.62%	0.62%	69%	$1,173,094
I Class
2022	$16.13	0.16	(3.14)	(2.98)	(0.42)	(1.67)	(0.03)	(2.12)	$11.03	(20.86)%	1.16%	1.16%	1.29%	1.29%	38%	$271,018
2021	$15.22	0.14	1.48	1.62	(0.03)	(0.68)	—	(0.71)	$16.13	11.07%	1.01%	1.01%	0.76%	0.76%	51%	$265,248
2020	$12.27	0.03	3.00	3.03	(0.04)	(0.04)	—	(0.08)	$15.22	24.82%	0.98%	0.98%	0.26%	0.26%	51%	$82,222
2019	$11.76	0.07	1.66	1.73	(0.15)	(1.07)	—	(1.22)	$12.27	17.09%	0.98%	0.98%	0.63%	0.63%	68%	$74,688
2018	$13.74	0.10	(1.28)	(1.18)	(0.16)	(0.64)	—	(0.80)	$11.76	(9.12)%	0.97%	0.97%	0.82%	0.82%	69%	$67,677

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data											Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Y Class
2022	$16.15	0.16	(3.12)	(2.96)	(0.45)	(1.67)	(0.03)	(2.15)	$11.04	(20.73)%	1.01%	1.01%	1.44%	1.44%	38%	$50,967
2021	$15.24	0.16	1.49	1.65	(0.06)	(0.68)	—	(0.74)	$16.15	11.23%	0.86%	0.86%	0.91%	0.91%	51%	$47,542
2020	$12.29	0.05	2.99	3.04	(0.05)	(0.04)	—	(0.09)	$15.24	24.97%	0.83%	0.83%	0.41%	0.41%	51%	$29,299
2019	$11.78	0.08	1.66	1.74	(0.16)	(1.07)	—	(1.23)	$12.29	17.27%	0.83%	0.83%	0.78%	0.78%	68%	$18,691
2018	$13.75	0.15	(1.30)	(1.15)	(0.18)	(0.64)	—	(0.82)	$11.78	(8.95)%	0.82%	0.82%	0.97%	0.97%	69%	$6,177
A Class
2022	$16.31	0.11	(3.19)	(3.08)	(0.34)	(1.67)	(0.03)	(2.04)	$11.19	(21.24)%	1.61%	1.61%	0.84%	0.84%	38%	$66,993
2021	$15.42	0.05	1.52	1.57	—	(0.68)	—	(0.68)	$16.31	10.53%	1.46%	1.46%	0.31%	0.31%	51%	$87,967
2020	$12.45	(0.02)	3.03	3.01	—	(0.04)	—	(0.04)	$15.42	24.27%	1.43%	1.43%	(0.19)%	(0.19)%	51%	$81,088
2019	$11.91	0.02	1.69	1.71	(0.10)	(1.07)	—	(1.17)	$12.45	16.56%	1.43%	1.43%	0.18%	0.18%	68%	$67,857
2018	$13.88	0.05	(1.29)	(1.24)	(0.09)	(0.64)	—	(0.73)	$11.91	(9.45)%	1.42%	1.42%	0.37%	0.37%	69%	$64,784
C Class
2022	$15.41	0.03	(3.02)	(2.99)	(0.24)	(1.67)	(0.03)	(1.94)	$10.48	(21.81)%	2.36%	2.36%	0.09%	0.09%	38%	$751
2021	$14.71	(0.08)	1.46	1.38	—	(0.68)	—	(0.68)	$15.41	9.72%	2.21%	2.21%	(0.44)%	(0.44)%	51%	$1,462
2020	$11.97	(0.11)	2.89	2.78	—	(0.04)	—	(0.04)	$14.71	23.32%	2.18%	2.18%	(0.94)%	(0.94)%	51%	$1,855
2019	$11.49	(0.06)	1.62	1.56	(0.01)	(1.07)	—	(1.08)	$11.97	15.66%	2.18%	2.18%	(0.57)%	(0.57)%	68%	$2,694
2018	$13.42	(0.04)	(1.25)	(1.29)	—	(0.64)	—	(0.64)	$11.49	(10.12)%	2.17%	2.17%	(0.38)%	(0.38)%	69%	$4,268

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data											Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R Class
2022	$16.40	0.07	(3.21)	(3.14)	(0.29)	(1.67)	(0.03)	(1.99)	$11.27	(21.45)%	1.86%	1.86%	0.59%	0.59%	38%	$6,498
2021	$15.54	0.01	1.53	1.54	—	(0.68)	—	(0.68)	$16.40	10.25%	1.71%	1.71%	0.06%	0.06%	51%	$7,589
2020	$12.58	(0.06)	3.06	3.00	—	(0.04)	—	(0.04)	$15.54	24.04%	1.68%	1.68%	(0.44)%	(0.44)%	51%	$6,701
2019	$12.02	(0.01)	1.71	1.70	(0.07)	(1.07)	—	(1.14)	$12.58	16.17%	1.68%	1.68%	(0.07)%	(0.07)%	68%	$6,069
2018	$14.00	0.02	(1.30)	(1.28)	(0.06)	(0.64)	—	(0.70)	$12.02	(9.68)%	1.67%	1.67%	0.12%	0.12%	69%	$3,226
R5 Class
2022	$16.14	0.16	(3.14)	(2.98)	(0.42)	(1.67)	(0.03)	(2.12)	$11.04	(20.92)%	1.16%	1.16%	1.29%	1.29%	38%	$7
2021	$15.23	0.11	1.51	1.62	(0.03)	(0.68)	—	(0.71)	$16.14	11.06%	1.01%	1.01%	0.76%	0.76%	51%	$9
2020	$12.28	0.03	3.00	3.03	(0.04)	(0.04)	—	(0.08)	$15.23	24.80%	0.98%	0.98%	0.26%	0.26%	51%	$11
2019	$11.77	0.07	1.66	1.73	(0.15)	(1.07)	—	(1.22)	$12.28	17.09%	0.98%	0.98%	0.63%	0.63%	68%	$6
2018	$13.73	0.11	(1.27)	(1.16)	(0.16)	(0.64)	—	(0.80)	$11.77	(9.03)%	0.97%	0.97%	0.82%	0.82%	69%	$5
R6 Class
2022	$16.14	0.18	(3.14)	(2.96)	(0.45)	(1.67)	(0.03)	(2.15)	$11.03	(20.75)%	1.01%	1.01%	1.44%	1.44%	38%	$27,243
2021	$15.23	0.14	1.51	1.65	(0.06)	(0.68)	—	(0.74)	$16.14	11.23%	0.86%	0.86%	0.91%	0.91%	51%	$31,350
2020	$12.28	0.05	2.99	3.04	(0.05)	(0.04)	—	(0.09)	$15.23	24.99%	0.83%	0.83%	0.41%	0.41%	51%	$55,137
2019	$11.77	0.09	1.65	1.74	(0.16)	(1.07)	—	(1.23)	$12.28	17.28%	0.83%	0.83%	0.78%	0.78%	68%	$37,088
2018	$13.75	0.14	(1.29)	(1.15)	(0.19)	(0.64)	—	(0.83)	$11.77	(8.93)%	0.82%	0.82%	0.97%	0.97%	69%	$38,315

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data											Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
G Class
2022(4)	$12.81	0.15	(1.54)	(1.39)	(0.29)	—	(0.03)	(0.32)	$11.10	(11.03)%	0.07%(5)	0.95%(5)	2.20%(5)	1.32%(5)	38%(6)	$1,354,224

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)Per-share amount was less than $0.005.
(4)April 1, 2022 (commencement of sale) through November 30, 2022.
(5)Annualized.
(6)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended November 30, 2022.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century World Mutual Funds, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of International Growth Fund (the “Fund”), one of the funds constituting the American Century World Mutual Funds, Inc., as of November 30, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of International Growth Fund of the American Century World Mutual Funds, Inc. as of November 30, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
January 17, 2023

We have served as the auditor of one or more American Century investment companies since 1997.
29

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire on December 31 of the year in which they reach their 75th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	64	None
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	64	Alleghany Corporation (2021 to 2022)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	64	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	64	None
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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	64	MGP Ingredients, Inc. (2019 to 2021)
Jan M. Lewis (1957)	Director and Board Chair	Since 2011 (Board Chair since 2022)	Retired	64	None
Stephen E. Yates (1948)	Director	Since 2012	Retired	108	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	142	None
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.
31

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS, (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present). Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

32

Approval of Management Agreement

At a meeting held on June 29, 2022, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act of 1940 (the “Investment Company Act”), contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s Directors, including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed data and information compiled by the Advisor and certain independent data providers concerning the Fund. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor and its affiliates included, but was not limited to, the following:

•the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund including without limitation portfolio management and trading services, shareholder and intermediary services, compliance and legal services, fund accounting and financial reporting, and fund share distribution;
•the wide range of other programs and services provided to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance, including data comparing the Fund's performance to an appropriate benchmark(s) and peer group of other mutual funds with similar investment objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similarly-managed funds;
•the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;
•the Advisor’s strategic plans, generally, and with respect to the ongoing impact of the COVID-19 pandemic response, heightened areas of interest in the mutual fund industry and recent geopolitical issues;
•the Advisor’s business continuity plans, vendor management practices, and cyber security practices;
•financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;
•possible economies of scale associated with the Advisor’s management of the Fund and other accounts;
•services provided and charges to the Advisor's other investment management clients;
•acquired fund fees and expenses;
•payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and
•possible collateral benefits to the Advisor from the management of the Fund.

The Board held four meetings to consider the renewal. The independent Directors also met in private session multiple times to review and discuss the information provided in response to their request. The independent Directors held active discussions with the Advisor regarding the renewal of the management agreement, requesting supplemental information, and reviewing information provided by the Advisor in response thereto. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

33

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services which include, without limitation, the following:

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•liquidity monitoring and management
•risk management, including cyber security
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Directors’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and principal investment strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of Fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any actions being taken to improve performance, and may conduct special reviews until performance improves. The Fund’s performance was above its benchmark for the three-, five-, and ten-year periods and below its benchmark for the one-year period reviewed by the Board. The Board found the investment
34

management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through its various committees, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is sharing economies of scale, to the extent they exist, through its fee structure, and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders enhanced and expanded content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow. Assets of various classes of the same Fund or similarly-managed products are combined with the assets of the Fund to help achieve those breakpoints.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than securities transaction expenses, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Investment Company Act Rule 12b-1. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The
35

unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe. In addition, the Board reviewed the Fund’s position relative to the narrower set of its expense group peers. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. To the extent there are potential collateral benefits, the Board has been advised and has taken this into consideration in its review of the management contract with the Fund. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the terms of the management agreement are fair and reasonable and that the management fee charged to the Fund is reasonable in light of the services provided and that the management agreement between the Fund and the Advisor should be renewed for an additional one-year period.
36

Proxy Voting Results

A special meeting of shareholders was held on October 13, 2022, to vote on the following proposal. The proposal received the required votes and was adopted. A summary of voting results is listed below.

To elect five directors to the Board of Directors of American Century World Mutual Funds, Inc.:

	Affirmative	Withhold
Brian Bulatao	$5,038,086,505	$96,122,848
Chris H. Cheesman	$5,044,845,654	$89,363,699
Rajesh K. Gupta	$5,040,147,195	$94,062,158
Lynn M. Jenkins	$5,034,492,760	$99,716,593
Gary C. Meltzer	$5,042,384,480	$91,824,873

The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Thomas W. Bunn, Barry Fink, Jan M. Lewis, and Stephen E. Yates.
37

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding at the IRS default rate of 10%.* Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
You may elect a different withholding rate, or request zero withholding, by submitting an acceptable IRS Form W-4R election with your distribution request. You may notify us of your W-4R election by telephone, on our distribution forms, on IRS Form W-4R, or through other acceptable electronic means. If your withholding election is for an automatic withdrawal plan, you have the right to revoke your election at any time and any election you make will remain in effect until revoked by filing a new election.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld according to state regulations if, at the time of your distribution, your tax residency is within one of the mandatory withholding states.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These portfolio holdings are available on the fund's website at americancentury.com and, upon request, by calling 1-800-345-2021. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

38

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended November 30, 2022.

The fund hereby designates $165,358,219, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended November 30, 2022.

The fund hereby designates $6,765,275 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended November 30, 2022.
39

Notes

40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century World Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2023 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91027 2301

Annual Report

November 30, 2022

International Opportunities Fund
Investor Class (AIOIX)
I Class (ACIOX)
A Class (AIVOX)
C Class (AIOCX)
R Class (AIORX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ending November 30, 2022. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

High Inflation, Rising Rates Fueled Volatility

The global economic and investment backdrops faced several challenges during the 12-month period. Concerns began to surface early in the fiscal year, as central banks finally admitted inflation was entrenched rather than transitory. Investors grew more cautious amid growing expectations for less accommodative monetary policy in the new year.

By early 2022, inflation soared to levels last seen in the early 1980s. Massive fiscal and monetary support unleashed during the pandemic was partly to blame. In addition, escalating energy prices, supply chain breakdowns, labor market shortages and Russia’s invasion of Ukraine further aggravated the inflation backdrop, particularly in Europe.

The Bank of England responded to surging inflation in late 2021 with a 0.15 percentage point rate hike. Policymakers raised rates another 2.75 percentage points through the end of November. The Federal Reserve waited until March 2022 to launch its inflation-fighting campaign, hiking rates 3.75 percentage points by period-end. Meanwhile, the European Central Bank (ECB) held off until July. Facing record-high inflation, the ECB raised rates 2 percentage points through November.

In addition to advancing recession risk, the combination of elevated inflation and hawkish central banks led to losses for most developed and emerging markets stock indices. A late-period rally, triggered by expectations for central banks to slow their pace of tightening, helped stocks recover some earlier losses. Overall, developed markets stocks generally fared better than emerging markets stocks, and the value style generally outpaced the growth style.

Staying Disciplined in Uncertain Times

We expect market volatility to linger as investors navigate a complex environment of high inflation, rising interest rates and economic uncertainty. In addition, Russia’s invasion of Ukraine complicates an increasingly tense geopolitical backdrop and threatens global energy markets. We will continue to monitor this evolving situation and what it broadly means for investors across asset classes.

We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Performance

Total Returns as of November 30, 2022
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Inception Date
Investor Class	AIOIX	-25.53%	0.44%	6.41%	6/1/01
MSCI ACWI ex-U.S. Small Cap Growth Index	—	-23.04%	1.46%	5.72%	—
I Class	ACIOX	-25.29%	0.65%	6.61%	1/9/03
A Class	AIVOX				3/1/10
No sales charge		-25.68%	0.20%	6.15%
With sales charge		-29.95%	-0.98%	5.52%
C Class	AIOCX	-26.27%	-0.57%	5.36%	3/1/10
R Class	AIORX	-25.85%	-0.05%	5.88%	3/1/10
Fund returns would have been lower if a portion of the fees had not been waived.

C Class shares will automatically convert to A Class shares after being held for approximately eight years. C Class average annual returns do not reflect this conversion.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Growth of $10,000 Over 10 Years
$10,000 investment made November 30, 2012
Performance for other share classes will vary due to differences in fee structure.

Value on November 30, 2022
Investor Class — $18,611

MSCI ACWI ex-U.S. Small Cap Growth Index — $17,448

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	I Class	A Class	C Class	R Class
1.37%	1.17%	1.62%	2.37%	1.87%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Portfolio Commentary

Portfolio Managers: Trevor Gurwich, Federico Laffan and Pratik Patel

Performance Summary

International Opportunities returned -25.53%* for the fiscal year ended November 30, 2022. The MSCI ACWI ex-U.S. Small Cap Growth Index (the fund’s benchmark) returned -23.04%.

Portfolio Review

Equity markets faced headwinds early in the performance period due to virus concerns and supply chain disruptions. This market volatility increased sharply late in the first quarter of 2022 after Russia’s assault on Ukraine fueled global geopolitical uncertainty, exacerbated supply chain challenges and threatened the availability of fuel and other raw materials. This led to a sharp spike in the prices of oil and other critical commodities, as global consumers scrambled to find non-Russian sources of supply. These developments, along with renewed COVID-19 lockdowns in China, added to inflation pressures. Soaring inflation led most central banks to tighten monetary policy. Rising interest rates and inflation pressures weakened economic growth, and recession fears contributed to downward market volatility in the third quarter. Stocks in most markets regained some ground in October and November, spurred by hopes that inflation and interest rates may have peaked. However, the broader market still ended the 12-month period with notable declines. This environment was especially challenging for small-capitalization (small-cap) stocks, as investors worried that smaller companies would have more trouble accessing capital and expanding operations. As a result, small caps underperformed large caps for the period. Concerns around higher interest rates and inflation also translated to a period of sharp factor rotation out of growth stocks and into value stocks.

Against this challenging backdrop, the fund had a negative return and underperformed its benchmark index. Stock selection weighed on relative performance, especially in the information technology and industrials sectors. On a positive note, an overweight and stock selection in the energy sector lifted relative performance. Stock selection in financials was also beneficial. From a geographic standpoint, stock selection in Japan detracted from relative performance, while stock selection in India contributed.

Detractors Included Digital Printing Solutions Company

Rising interest rates triggered a value rotation that dampened performance for a number of fund holdings. These detractors included Kornit Digital, a supplier of on-demand digital printing solutions to the textiles industry. Despite its strong product portfolio, Kornit Digital saw its business slow in the second quarter of 2022 as many e-commerce clients warned of decreasing online clothing orders. Its shares also retreated as investors rotated out of growth-oriented companies and into value. Given near-term uncertainty for the business, we exited the position.

The market’s value rotation also pressured several growth-oriented investments in Japan, where the persistence of COVID-19 restrictions dampened economic growth through the first half of 2022. Against this backdrop, both telecommunications tower company JTOWER and medical billing and logistics services provider JMDC were prominent detractors. We sold our holdings in JTOWER as we found other companies with more attractive risk/reward potential. We were more constructive on the outlook for JMDC, which we believe may benefit from its large and expanding addressable market.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.

Energy Exploration Company Was a Top Contributor

Relative performance was assisted by several energy-related holdings that benefited from an upsurge in oil and gas prices in the aftermath of the Ukraine invasion. Whitecap Resources was a standout performer, as the Canada-based energy exploration company was recognized for its global leadership in carbon capture, strong balance sheet and solid inventory levels and field-level returns. Higher commodities prices in the first half of 2022 also benefited OCI, a Netherlands-based producer and distributor of natural gas-based fertilizers and industrial chemicals. Additionally, OCI saw increased business due to the sanctions on its Russian competitors.

As COVID-19 concerns eased, reopening led to stronger economic growth in emerging markets such as India. Improved consumer mobility led to higher volume beverage sales for India-based Varun Beverages, one of the world’s leading distributors of Pepsi products. The stock was another top contributor, and we see continued potential for Varun Beverages given its plans to add production capacity, launch new products and expand into other geographic markets.

Outlook

We recognize near-term uncertainty for economic growth and small-cap company earnings. At the same time, we continue to see positive long-term potential for smaller companies in a broad array of sectors that we believe will deliver accelerating and sustainable earnings growth. We remain committed to our active, bottom-up approach that seeks to differentiate between future winners and losers. Investments include companies positioned to benefit from a pickup in economic activity in countries, such as Japan, that have only recently relaxed their COVID-19 restrictions. At the same time, we remain invested in companies with strong secular drivers and defensive business models.

We ended the period with a notable position in the energy sector, as we have identified companies benefiting from spending on renewable energy and natural gas. We also see potential as government incentives and disruptions in the global energy market drive investments in renewables. Additionally, we continue to find opportunities in information technology with companies looking to capitalize on long-term secular trends such as digitalization, cloud computing, data centers and software as a service.

Materials was the largest sector underweight, driven by our bottom-up process. An uncertain economic environment and a more challenged commodity pricing outlook may also weigh on earnings growth prospects for many materials companies.

From a regional standpoint, stock selection led to an overweight in North America, with underweights in the emerging markets and Europe. The fund ended the period with a modest overweight in Asia, although it is slightly underweight in Japan.

Fund Characteristics

NOVEMBER 30, 2022
Types of Investments in Portfolio	% of net assets
Common Stocks	99.3%
Exchange-Traded Funds	—*
Short-Term Investments	5.0%
Other Assets and Liabilities	(4.3)%
*Category is less than 0.05% of total net assets.

Top Five Countries*	% of net assets
Japan	20.2%
Canada	13.7%
Australia	9.7%
United Kingdom	7.8%
India	7.6%
*Exposure indicated excludes Exchange-Traded Funds. The Schedule of Investments provides additional information on the fund's portfolio holdings.

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2022 to November 30, 2022.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments mutual fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 6/1/22	Ending Account Value 11/30/22	Expenses Paid During Period(1) 6/1/22 - 11/30/22	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$939.30	$7.10	1.46%
I Class	$1,000	$940.20	$6.13	1.26%
A Class	$1,000	$938.50	$8.31	1.71%
C Class	$1,000	$934.00	$11.93	2.46%
R Class	$1,000	$937.40	$9.52	1.96%
Hypothetical
Investor Class	$1,000	$1,017.75	$7.39	1.46%
I Class	$1,000	$1,018.75	$6.38	1.26%
A Class	$1,000	$1,016.50	$8.64	1.71%
C Class	$1,000	$1,012.74	$12.41	2.46%
R Class	$1,000	$1,015.24	$9.90	1.96%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

Schedule of Investments

NOVEMBER 30, 2022

	Shares	Value
COMMON STOCKS — 99.3%
Australia — 9.7%
Allkem Ltd.(1)	232,955	$2,203,901
ALS Ltd.	577,802	4,808,994
Altium Ltd.	31,943	823,673
carsales.com Ltd.	207,031	3,269,822
Corporate Travel Management Ltd.	77,325	885,402
IDP Education Ltd.	258,293	5,317,841
IGO Ltd.	319,020	3,407,037
Johns Lyng Group Ltd.(2)	607,523	3,043,387
Lynas Rare Earths Ltd.(1)	570,662	3,385,178
NEXTDC Ltd.(1)	768,792	5,274,790
OZ Minerals Ltd.	161,605	3,036,622
Pinnacle Investment Management Group Ltd.(2)	429,253	2,587,909
Steadfast Group Ltd.	1,472,263	5,340,175
Worley Ltd.	307,535	3,119,165
		46,503,896
Belgium — 0.7%
Euronav NV(1)	177,859	3,476,848
Brazil — 4.1%
Cia Brasileira de Aluminio	1,048,400	2,460,715
Locaweb Servicos de Internet SA(1)	2,274,000	3,694,070
Multiplan Empreendimentos Imobiliarios SA	1,030,400	4,552,993
Santos Brasil Participacoes SA	1,904,600	2,778,348
TOTVS SA	924,600	5,450,300
YDUQS Participacoes SA	229,900	513,463
		19,449,889
Canada — 13.7%
Altus Group Ltd.	60,879	2,409,091
Aritzia, Inc.(1)(2)	187,514	7,133,101
ATS Corp.(1)	75,749	2,523,934
Boralex, Inc., A Shares(2)	161,235	4,532,056
Boyd Group Services, Inc.	28,039	4,554,527
Brookfield Infrastructure Corp., Class A(2)	141,148	6,617,018
Capstone Mining Corp.(1)(2)	969,230	3,386,523
Colliers International Group, Inc.	18,232	1,721,614
Descartes Systems Group, Inc.(1)	60,667	4,211,940
Finning International, Inc.	205,329	5,200,579
Kinaxis, Inc.(1)	48,719	5,512,420
Stantec, Inc.	129,688	6,416,189
SunOpta, Inc.(1)	420,585	3,932,470
Vermilion Energy, Inc.(2)	170,285	3,366,077
Whitecap Resources, Inc.(2)	483,744	3,858,732
		65,376,271
China — 1.5%
Tongcheng Travel Holdings Ltd.(1)	2,092,000	4,554,946
Xtep International Holdings Ltd.	2,193,000	2,520,709
		7,075,655

	Shares	Value
Denmark — 2.5%
ALK-Abello A/S(1)	100,100	$1,453,595
ISS A/S(1)	54,930	1,184,733
Jyske Bank A/S(1)	85,323	5,222,522
NKT A/S(1)	71,811	3,866,911
		11,727,761
Finland — 2.0%
Huhtamaki Oyj	135,781	4,963,220
Metso Outotec Oyj	513,277	4,833,038
		9,796,258
France — 3.1%
Alten SA	30,648	3,873,447
Elis SA	375,439	4,917,561
Gaztransport Et Technigaz SA	23,416	2,919,077
OVH Groupe SAS(1)(2)	213,848	3,034,168
		14,744,253
Germany — 0.8%
AIXTRON SE	108,987	3,593,014
Hong Kong — 1.3%
Samsonite International SA(1)	2,355,000	6,383,482
India — 7.6%
Max Healthcare Institute Ltd.(1)	1,177,469	6,526,933
Persistent Systems Ltd.	87,005	4,495,019
Prestige Estates Projects Ltd.	774,522	4,529,570
PVR Ltd.(1)	204,194	4,669,468
Varun Beverages Ltd.	399,459	6,143,612
WNS Holdings Ltd., ADR(1)	116,479	9,821,509
		36,186,111
Israel — 2.9%
CyberArk Software Ltd.(1)	24,384	3,634,923
Inmode Ltd.(1)	172,373	6,617,399
Nova Ltd.(1)(2)	42,510	3,637,581
		13,889,903
Italy — 0.7%
Brembo SpA	274,282	3,211,062
Japan — 20.2%
Asics Corp.	291,600	6,367,544
BayCurrent Consulting, Inc.	193,000	6,414,343
GMO Financial Gate, Inc.(2)	29,400	3,496,299
IHI Corp.	92,000	2,538,876
Insource Co. Ltd.	166,300	4,157,667
Internet Initiative Japan, Inc.	300,500	5,440,964
Invincible Investment Corp.	12,932	4,497,569
Japan Airport Terminal Co. Ltd.(1)	77,900	3,554,945
Jeol Ltd.	49,300	1,670,094
JMDC, Inc.	74,600	2,862,095
MatsukiyoCocokara & Co.	137,700	5,752,961
Menicon Co. Ltd.	155,800	3,346,057
m-up Holdings, Inc.	391,200	3,936,645
Nagoya Railroad Co. Ltd.	191,000	3,148,874
Nextage Co. Ltd.(2)	196,700	4,449,728
Nippon Gas Co. Ltd.	338,900	5,212,534

	Shares	Value
Rohto Pharmaceutical Co. Ltd.	112,100	$3,672,366
SHO-BOND Holdings Co. Ltd.	56,800	2,514,822
Taiyo Yuden Co. Ltd.	113,200	3,656,556
Tokyo Ohka Kogyo Co. Ltd.	67,300	3,401,093
Toyo Suisan Kaisha Ltd.	149,500	6,284,890
Ushio, Inc.	57,500	754,557
Visional, Inc.(1)	64,900	4,957,707
West Holdings Corp.(2)	135,000	4,374,011
		96,463,197
Mexico — 1.9%
Controladora Vuela Cia de Aviacion SAB de CV, ADR(1)(2)	126,227	1,259,745
Grupo Aeroportuario del Centro Norte SAB de CV	328,844	2,854,674
Regional SAB de CV	663,660	4,845,537
		8,959,956
Netherlands — 3.7%
Alfen Beheer BV(1)	24,070	2,356,531
AMG Advanced Metallurgical Group NV	137,979	5,545,615
ASR Nederland NV	81,382	3,724,749
Basic-Fit NV(1)(2)	100,855	2,743,061
OCI NV(1)	73,744	3,121,879
		17,491,835
New Zealand — 0.6%
a2 Milk Co. Ltd.(1)	721,228	3,059,688
Norway — 0.9%
Bakkafrost P/F(2)	12,930	711,161
TGS ASA	246,159	3,367,798
		4,078,959
South Africa — 1.1%
Bidvest Group Ltd.	381,728	5,133,587
South Korea — 1.3%
AfreecaTV Co. Ltd.	38,076	2,547,626
Hite Jinro Co. Ltd.	68,248	1,367,322
L&F Co. Ltd.(1)	13,810	2,381,334
		6,296,282
Sweden — 4.8%
AddTech AB, B Shares	75,346	1,121,380
Avanza Bank Holding AB(2)	168,786	3,436,029
Axfood AB	62,171	1,676,932
Fortnox AB	583,456	2,662,610
Saab AB, B Shares	181,934	6,768,002
Trelleborg AB, B Shares	178,596	4,371,821
Vitrolife AB	159,812	2,874,097
		22,910,871
Switzerland — 1.3%
Tecan Group AG(1)	14,842	6,253,282
Taiwan — 3.4%
Airtac International Group	79,131	2,454,454
ASPEED Technology, Inc.	34,700	2,412,752
Chailease Holding Co. Ltd.	130,224	859,528
E Ink Holdings, Inc.	241,000	1,445,066
Pegavision Corp.	361,000	4,068,327
Sinbon Electronics Co. Ltd.	583,000	5,149,870
		16,389,997

	Shares	Value
Thailand — 1.7%
Bangkok Bank PCL, NVDR	984,000	$4,042,987
Central Retail Corp. PCL, NVDR	3,336,100	4,100,889
		8,143,876
United Kingdom — 7.8%
Auction Technology Group PLC(1)	172,308	1,811,705
Britvic PLC	268,633	2,606,430
ConvaTec Group PLC	1,408,958	3,942,015
Diploma PLC	112,537	3,848,773
Endava PLC, ADR(1)	53,001	4,065,707
Golar LNG Ltd.(1)	151,864	3,807,230
Greggs PLC	118,901	3,330,386
RS GROUP PLC	385,329	4,285,449
Tate & Lyle PLC	274,161	2,435,246
Watches of Switzerland Group PLC(1)	443,071	5,474,877
Wise PLC, Class A(1)	194,085	1,533,737
		37,141,555
TOTAL COMMON STOCKS (Cost $460,717,748)		473,737,488
EXCHANGE-TRADED FUNDS†
Schwab International Small-Cap Equity ETF(2) (Cost $74,862)	2,726	88,840
SHORT-TERM INVESTMENTS — 5.0%
Money Market Funds — 4.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class	2,693	2,693
State Street Navigator Securities Lending Government Money Market Portfolio(3)	19,029,693	19,029,693
		19,032,386
Repurchase Agreements — 1.0%
BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 2.00% - 3.375%, 2/15/25 - 5/15/51, valued at $1,324,219), in a joint trading account at 3.74%, dated 11/30/22, due 12/1/22 (Delivery value $1,299,593)		1,299,458
Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 1.125%, 2/15/31, valued at $3,820,973), at 3.77%, dated 11/30/22, due 12/1/22 (Delivery value $3,746,392)		3,746,000
		5,045,458
TOTAL SHORT-TERM INVESTMENTS (Cost $24,077,844)		24,077,844
TOTAL INVESTMENT SECURITIES—104.3% (Cost $484,870,454)		497,904,172
OTHER ASSETS AND LIABILITIES — (4.3)%		(20,468,581)
TOTAL NET ASSETS — 100.0%		$477,435,591

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Industrials	22.4%
Information Technology	18.6%
Consumer Discretionary	12.4%
Health Care	8.3%
Consumer Staples	7.9%
Materials	7.2%
Financials	6.2%
Energy	5.0%
Utilities	4.3%
Real Estate	3.7%
Communication Services	3.3%
Exchange-Traded Funds	—*
Short-Term Investments	5.0%
Other Assets and Liabilities	(4.3)%
*Category is less than 0.05% of total net assets.

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
NVDR	-	Non-Voting Depositary Receipt

† Category is less than 0.05% of total net assets.
(1)Non-income producing.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $29,253,401. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(3)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $30,720,250, which includes securities collateral of $11,690,557.

See Notes to Financial Statements.

Statement of Assets and Liabilities

NOVEMBER 30, 2022
Assets
Investment securities, at value (cost of $465,840,761) — including $29,253,401 of securities on loan	$478,874,479
Investment made with cash collateral received for securities on loan, at value (cost of $19,029,693)	19,029,693
Total investment securities, at value (cost of $484,870,454)	497,904,172
Foreign currency holdings, at value (cost of $65,474)	65,568
Receivable for investments sold	3,410,194
Receivable for capital shares sold	57,926
Dividends and interest receivable	1,614,859
Securities lending receivable	16,435
Other assets	118,813
503,187,967

Liabilities
Payable for collateral received for securities on loan	19,029,693
Payable for investments purchased	3,892,094
Payable for capital shares redeemed	1,370,570
Accrued management fees	536,539
Distribution and service fees payable	1,885
Accrued foreign taxes	414,366
Accrued IRS compliance fees	483,400
Accrued other expenses	23,829
25,752,376

Net Assets	$477,435,591

Net Assets Consist of:
Capital (par value and paid-in surplus)	$547,460,288
Distributable earnings	(70,024,697)
$477,435,591

	Net Assets	Shares Outstanding	Net Asset Value Per Share*
Investor Class, $0.01 Par Value	$382,972,634	44,208,796	$8.66
I Class, $0.01 Par Value	$87,391,835	9,921,673	$8.81
A Class, $0.01 Par Value	$5,073,493	594,118	$8.54
C Class, $0.01 Par Value	$263,569	33,221	$7.93
R Class, $0.01 Par Value	$1,734,060	206,699	$8.39
*Maximum offering price per share was equal to the net asset value per share for all share classes, except Class A, for which the maximum offering price per share was $9.06 (net asset value divided by 0.9425). A contingent deferred sales charge may be imposed on redemptions of Class A and Class C.

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED NOVEMBER 30, 2022
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $875,080)	$7,711,104
Foreign withholding tax recoveries (net of IRS compliance fees of $483,400)	752,141
Interest	296,631
Securities lending, net	224,470
8,984,346

Expenses:
Management fees	7,562,363
Distribution and service fees:
A Class	14,881
C Class	3,801
R Class	8,809
Directors' fees and expenses	14,930
Other expenses	361,517
7,966,301

Net investment income (loss)	1,018,045

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (net of foreign tax expenses paid (refunded) of $7,531)	(70,108,264)
Foreign currency translation transactions	(797,751)
(70,906,015)

Change in net unrealized appreciation (depreciation) on:
Investments (includes (increase) decrease in accrued foreign taxes of $(414,366))	(110,215,014)
Translation of assets and liabilities in foreign currencies	(13,928)
(110,228,942)

Net realized and unrealized gain (loss)	(181,134,957)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(180,116,912)

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2022 AND NOVEMBER 30, 2021
Increase (Decrease) in Net Assets	November 30, 2022	November 30, 2021
Operations
Net investment income (loss)	$1,018,045	$(2,034,683)
Net realized gain (loss)	(70,906,015)	120,074,126
Change in net unrealized appreciation (depreciation)	(110,228,942)	(51,958,001)
Net increase (decrease) in net assets resulting from operations	(180,116,912)	66,081,442

Distributions to Shareholders
From earnings:
Investor Class	(88,794,481)	(18,706,813)
I Class	(21,915,086)	(3,151,509)
A Class	(1,277,370)	(240,368)
C Class	(107,888)	(34,163)
R Class	(310,275)	(47,944)
Decrease in net assets from distributions	(112,405,100)	(22,180,797)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	41,232,662	15,262,600

Net increase (decrease) in net assets	(251,289,350)	59,163,245

Net Assets
Beginning of period	728,724,941	669,561,696
End of period	$477,435,591	$728,724,941

See Notes to Financial Statements.

Notes to Financial Statements

NOVEMBER 30, 2022

1. Organization

American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. International Opportunities Fund (the fund) is one fund in a series issued by the corporation. The fund's investment objective is to seek capital growth.

The fund offers the Investor Class, I Class, A Class, C Class and R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Directors oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value.

If the valuation designee determines that the market price for a portfolio security is not readily available or is believed by the valuation designee to be unreliable, such security is valued at fair value as determined in good faith by the valuation designee, in accordance with its policies and procedures. Circumstances that may cause the fund to determine that market quotations are not available or reliable include, but are not limited to: when there is a significant event subsequent to the market quotation; trading in a security has been halted during the trading day; or trading in a security is insufficient or did not take place due to a closure or holiday.

The valuation designee monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; regulatory news, governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The valuation designee also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that it deems appropriate. The valuation designee may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services. Foreign withholding tax recoveries less IRS compliance fees, if any, represent the receipt of certain European Union (EU) withholding taxes previously withheld. The fund will record any EU reclaims only when certainty exists as to the likelihood of receipt. The fund may estimate IRS compliance fees when EU reclaims recovered exceed any foreign taxes withheld during the current fiscal period. The IRS compliance fees reduce the foreign withholding tax recoveries.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of November 30, 2022.

Remaining Contractual Maturity of Agreements
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions(1)
Common Stocks	$18,937,291	—	—	—	$18,937,291
Exchange-Traded Funds	92,402	—	—	—	92,402
Total Borrowings	$19,029,693	—	—	—	$19,029,693
Gross amount of recognized liabilities for securities lending transactions					$19,029,693
(1)Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund's assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund's assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts), as well as exchange-traded funds managed by the investment advisor, that use very similar investment teams and strategies (strategy assets).

The management fee schedule range and the effective annual management fee for each class for the period ended November 30, 2022 are as follows:

	Management Fee Schedule Range	Effective Annual Management Fee
Investor Class	1.200% to 1.550%	1.41%
I Class	1.000% to 1.350%	1.21%
A Class	1.200% to 1.550%	1.41%
C Class	1.200% to 1.550%	1.41%
R Class	1.200% to 1.550%	1.41%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended November 30, 2022 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Other Expenses — The fund’s other expenses may include interest charges, clearing exchange fees, proxy solicitation expenses, fees associated with the recovery of foreign tax reclaims and other miscellaneous expenses. The impact of other expenses to the ratio of operating expenses to average net assets was 0.07% for the period ended November 30, 2022.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $4,035 and $271,359, respectively. The effect of interfund transactions on the Statement of Operations was $134,906 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended November 30, 2022 were $593,817,340 and $665,947,589, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended November 30, 2022		Year ended November 30, 2021
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	670,000,000		670,000,000
Sold	1,336,202	$12,903,382	2,437,144	$34,367,124
Issued in reinvestment of distributions	7,261,013	83,356,434	1,354,945	17,560,086
Redeemed	(6,192,671)	(59,589,548)	(5,628,705)	(78,750,887)
	2,404,544	36,670,268	(1,836,616)	(26,823,677)
I Class/Shares Authorized	95,000,000		95,000,000
Sold	3,162,278	30,949,800	4,218,085	60,805,209
Issued in reinvestment of distributions	1,879,082	21,891,303	239,554	3,142,942
Redeemed	(5,243,125)	(48,895,084)	(1,569,667)	(22,513,217)
	(201,765)	3,946,019	2,887,972	41,434,934
A Class/Shares Authorized	35,000,000		40,000,000
Sold	67,004	644,416	92,719	1,297,041
Issued in reinvestment of distributions	108,812	1,233,933	18,060	231,711
Redeemed	(185,414)	(1,757,896)	(69,487)	(962,100)
	(9,598)	120,453	41,292	566,652
C Class/Shares Authorized	25,000,000		30,000,000
Sold	248	2,471	2,433	32,156
Issued in reinvestment of distributions	10,159	107,888	2,798	34,163
Redeemed	(28,973)	(263,636)	(33,621)	(447,317)
	(18,566)	(153,277)	(28,390)	(380,998)
R Class/Shares Authorized	25,000,000		30,000,000
Sold	60,800	589,982	77,494	1,049,015
Issued in reinvestment of distributions	27,778	310,275	3,781	47,944
Redeemed	(27,345)	(251,058)	(46,026)	(631,270)
	61,233	649,199	35,249	465,689
Net increase (decrease)	2,235,848	$41,232,662	1,099,507	$15,262,600

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund's portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Canada	$10,549,488	$54,826,783	—
India	9,821,509	26,364,602	—
Israel	13,889,903	—	—
Mexico	1,259,745	7,700,211	—
United Kingdom	7,872,937	29,268,618	—
Other Countries	—	312,183,692	—
Exchange-Traded Funds	88,840	—	—
Short-Term Investments	19,032,386	5,045,458	—
	$62,514,808	$435,389,364	—

7. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing in emerging markets or a significant portion of assets in one country or region may accentuate these risks.

The fund invests in common stocks of small companies. Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

The fund's investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

8. Federal Tax Information

The tax character of distributions paid during the years ended November 30, 2022 and November 30, 2021 were as follows:

	2022	2021
Distributions Paid From
Ordinary income	$18,487,273	—
Long-term capital gains	$93,917,827	$22,180,797

23

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$491,893,096
Gross tax appreciation of investments	$40,695,122
Gross tax depreciation of investments	(34,684,046)
Net tax appreciation (depreciation) of investments	6,011,076
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(536,890)
Net tax appreciation (depreciation)	$5,474,186
Undistributed ordinary income	$1,274,938
Accumulated short-term capital losses	$(76,773,821)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

24

Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2022	$13.79	0.01	(3.00)	(2.99)	(0.05)	(2.09)	(2.14)	$8.66	(25.53)%	1.48%	1.48%	0.15%	0.15%	108%	$382,973
2021	$12.95	(0.04)	1.31	1.27	—	(0.43)	(0.43)	$13.79	10.01%	1.37%	1.37%	(0.30)%	(0.30)%	127%	$576,312
2020	$10.17	(0.01)	2.89	2.88	(0.10)	—	(0.10)	$12.95	28.52%	1.40%	1.40%	(0.12)%	(0.12)%	131%	$565,150
2019	$9.33	0.01	1.13	1.14	(0.05)	(0.25)	(0.30)	$10.17	12.88%	1.46%	1.46%	0.23%	0.23%	124%	$499,296
2018	$11.94	0.01	(1.51)	(1.50)	(0.06)	(1.05)	(1.11)	$9.33	(13.98)%	1.48%	1.62%	0.07%	(0.07)%	140%	$131,043
I Class
2022	$13.98	0.04	(3.05)	(3.01)	(0.07)	(2.09)	(2.16)	$8.81	(25.29)%	1.28%	1.28%	0.35%	0.35%	108%	$87,392
2021	$13.10	(0.01)	1.32	1.31	—	(0.43)	(0.43)	$13.98	10.12%	1.17%	1.17%	(0.10)%	(0.10)%	127%	$141,573
2020	$10.29	0.01	2.92	2.93	(0.12)	—	(0.12)	$13.10	28.84%	1.20%	1.20%	0.08%	0.08%	131%	$94,818
2019	$9.44	0.03	1.14	1.17	(0.07)	(0.25)	(0.32)	$10.29	13.06%	1.26%	1.26%	0.43%	0.43%	124%	$78,575
2018	$12.07	0.04	(1.54)	(1.50)	(0.08)	(1.05)	(1.13)	$9.44	(13.81)%	1.28%	1.42%	0.27%	0.13%	140%	$53,224

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2022	$13.62	(0.01)	(2.97)	(2.98)	(0.01)	(2.09)	(2.10)	$8.54	(25.68)%	1.73%	1.73%	(0.10)%	(0.10)%	108%	$5,073
2021	$12.83	(0.08)	1.30	1.22	—	(0.43)	(0.43)	$13.62	9.70%	1.62%	1.62%	(0.55)%	(0.55)%	127%	$8,220
2020	$10.07	(0.04)	2.87	2.83	(0.07)	—	(0.07)	$12.83	28.28%	1.65%	1.65%	(0.37)%	(0.37)%	131%	$7,214
2019	$9.24	(0.02)	1.13	1.11	(0.03)	(0.25)	(0.28)	$10.07	12.60%	1.71%	1.71%	(0.02)%	(0.02)%	124%	$6,067
2018	$11.84	(0.02)	(1.50)	(1.52)	(0.03)	(1.05)	(1.08)	$9.24	(14.25)%	1.73%	1.87%	(0.18)%	(0.32)%	140%	$8,131
C Class
2022	$12.87	(0.09)	(2.76)	(2.85)	—	(2.09)	(2.09)	$7.93	(26.27)%	2.48%	2.48%	(0.85)%	(0.85)%	108%	$264
2021	$12.23	(0.17)	1.24	1.07	—	(0.43)	(0.43)	$12.87	8.93%	2.37%	2.37%	(1.30)%	(1.30)%	127%	$667
2020	$9.61	(0.11)	2.73	2.62	—	—	—	$12.23	27.26%	2.40%	2.40%	(1.12)%	(1.12)%	131%	$981
2019	$8.86	(0.07)	1.07	1.00	—	(0.25)	(0.25)	$9.61	11.77%	2.46%	2.46%	(0.77)%	(0.77)%	124%	$1,044
2018	$11.44	(0.10)	(1.43)	(1.53)	—	(1.05)	(1.05)	$8.86	(14.93)%	2.48%	2.62%	(0.93)%	(1.07)%	140%	$1,411
R Class
2022	$13.43	(0.03)	(2.92)	(2.95)	—	(2.09)	(2.09)	$8.39	(25.85)%	1.98%	1.98%	(0.35)%	(0.35)%	108%	$1,734
2021	$12.69	(0.11)	1.28	1.17	—	(0.43)	(0.43)	$13.43	9.41%	1.87%	1.87%	(0.80)%	(0.80)%	127%	$1,954
2020	$9.96	(0.07)	2.84	2.77	(0.04)	—	(0.04)	$12.69	27.96%	1.90%	1.90%	(0.62)%	(0.62)%	131%	$1,398
2019	$9.14	(0.04)	1.12	1.08	(0.01)	(0.25)	(0.26)	$9.96	12.33%	1.96%	1.96%	(0.27)%	(0.27)%	124%	$1,962
2018	$11.72	(0.05)	(1.48)	(1.53)	—(3)	(1.05)	(1.05)	$9.14	(14.46)%	1.98%	2.12%	(0.43)%	(0.57)%	140%	$1,300

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)Per-share amount was less than $0.005.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century World Mutual Funds, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of International Opportunities Fund (the “Fund”), one of the funds constituting the American Century World Mutual Funds, Inc., as of November 30, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of International Opportunities Fund of the American Century World Mutual Funds, Inc. as of November 30, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
January 17, 2023

We have served as the auditor of one or more American Century investment companies since 1997.
28

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire on December 31 of the year in which they reach their 75th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	64	None
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	64	Alleghany Corporation (2021 to 2022)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	64	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	64	None
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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	64	MGP Ingredients, Inc. (2019 to 2021)
Jan M. Lewis (1957)	Director and Board Chair	Since 2011 (Board Chair since 2022)	Retired	64	None
Stephen E. Yates (1948)	Director	Since 2012	Retired	108	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	142	None
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.
30

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS, (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present). Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

31

Approval of Management Agreement

At a meeting held on June 29, 2022, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act of 1940 (the “Investment Company Act”), contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s Directors, including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed data and information compiled by the Advisor and certain independent data providers concerning the Fund. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor and its affiliates included, but was not limited to, the following:

•the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund including without limitation portfolio management and trading services, shareholder and intermediary services, compliance and legal services, fund accounting and financial reporting, and fund share distribution;
•the wide range of other programs and services provided to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance, including data comparing the Fund's performance to an appropriate benchmark(s) and peer group of other mutual funds with similar investment objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similarly-managed funds;
•the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;
•the Advisor’s strategic plans, generally, and with respect to the ongoing impact of the COVID-19 pandemic response, heightened areas of interest in the mutual fund industry and recent geopolitical issues;
•the Advisor’s business continuity plans, vendor management practices, and cyber security practices;
•financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;
•possible economies of scale associated with the Advisor’s management of the Fund and other accounts;
•services provided and charges to the Advisor's other investment management clients;
•acquired fund fees and expenses;
•payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and
•possible collateral benefits to the Advisor from the management of the Fund.

The Board held four meetings to consider the renewal. The independent Directors also met in private session multiple times to review and discuss the information provided in response to their request. The independent Directors held active discussions with the Advisor regarding the renewal of the management agreement, requesting supplemental information, and reviewing information provided by the Advisor in response thereto. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

32

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services which include, without limitation, the following:

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•liquidity monitoring and management
•risk management, including cyber security
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Directors’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and principal investment strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of Fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any actions being taken to improve performance, and may conduct special reviews until performance improves. The Fund’s performance was above its benchmark for the three-, five-, and ten-year periods and below its benchmark for the one-year period reviewed by the Board. The Board found the investment
33

management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through its various committees, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is sharing economies of scale, to the extent they exist, through its fee structure, and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders enhanced and expanded content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow. Assets of various classes of the same Fund or similarly-managed products are combined with the assets of the Fund to help achieve those breakpoints.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than securities transaction expenses, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Investment Company Act Rule 12b-1. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The
34

unified fee charged to shareholders of the Fund was near the median of the total expense ratios of the Fund’s peer expense universe. In addition, the Board reviewed the Fund’s position relative to the narrower set of its expense group peers. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. To the extent there are potential collateral benefits, the Board has been advised and has taken this into consideration in its review of the management contract with the Fund. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the terms of the management agreement are fair and reasonable and that the management fee charged to the Fund is reasonable in light of the services provided and that the management agreement between the Fund and the Advisor should be renewed for an additional one-year period.
35

Proxy Voting Results

A special meeting of shareholders was held on October 13, 2022, to vote on the following proposal. The proposal received the required votes and was adopted. A summary of voting results is listed below.

To elect five directors to the Board of Directors of American Century World Mutual Funds, Inc.:

	Affirmative	Withhold
Brian Bulatao	$5,038,086,505	$96,122,848
Chris H. Cheesman	$5,044,845,654	$89,363,699
Rajesh K. Gupta	$5,040,147,195	$94,062,158
Lynn M. Jenkins	$5,034,492,760	$99,716,593
Gary C. Meltzer	$5,042,384,480	$91,824,873

The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Thomas W. Bunn, Barry Fink, Jan M. Lewis, and Stephen E. Yates.
36

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding at the IRS default rate of 10%.* Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
You may elect a different withholding rate, or request zero withholding, by submitting an acceptable IRS Form W-4R election with your distribution request. You may notify us of your W-4R election by telephone, on our distribution forms, on IRS Form W-4R, or through other acceptable electronic means. If your withholding election is for an automatic withdrawal plan, you have the right to revoke your election at any time and any election you make will remain in effect until revoked by filing a new election.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld according to state regulations if, at the time of your distribution, your tax residency is within one of the mandatory withholding states.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These portfolio holdings are available on the fund's website at americancentury.com and, upon request, by calling 1-800-345-2021. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

37

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended November 30, 2022.

The fund hereby designates $93,917,827, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended November 30, 2022.

The fund hereby designates $15,825,134 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended November 30, 2022.

38

Notes

39

Notes

40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century World Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2023 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91032 2301

Annual Report

November 30, 2022

International Small-Mid Cap Fund
Investor Class (ANTSX)
G Class (ANTMX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ending November 30, 2022. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

High Inflation, Rising Rates Fueled Volatility

The global economic and investment backdrops faced several challenges during the 12-month period. Concerns began to surface early in the fiscal year, as central banks finally admitted inflation was entrenched rather than transitory. Investors grew more cautious amid growing expectations for less accommodative monetary policy in the new year.

By early 2022, inflation soared to levels last seen in the early 1980s. Massive fiscal and monetary support unleashed during the pandemic was partly to blame. In addition, escalating energy prices, supply chain breakdowns, labor market shortages and Russia’s invasion of Ukraine further aggravated the inflation backdrop, particularly in Europe.

The Bank of England responded to surging inflation in late 2021 with a 0.15 percentage point rate hike. Policymakers raised rates another 2.75 percentage points through the end of November. The Federal Reserve waited until March 2022 to launch its inflation-fighting campaign, hiking rates 3.75 percentage points by period-end. Meanwhile, the European Central Bank (ECB) held off until July. Facing record-high inflation, the ECB raised rates 2 percentage points through November.

In addition to advancing recession risk, the combination of elevated inflation and hawkish central banks led to losses for most developed and emerging markets stock indices. A late-period rally, triggered by expectations for central banks to slow their pace of tightening, helped stocks recover some earlier losses. Overall, developed markets stocks generally fared better than emerging markets stocks, and the value style generally outpaced the growth style.

Staying Disciplined in Uncertain Times

We expect market volatility to linger as investors navigate a complex environment of high inflation, rising interest rates and economic uncertainty. In addition, Russia’s invasion of Ukraine complicates an increasingly tense geopolitical backdrop and threatens global energy markets. We will continue to monitor this evolving situation and what it broadly means for investors across asset classes.

We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
2

Performance

Total Returns as of November 30, 2022
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
Investor Class	ANTSX	-24.94%	1.60%	4.79%	3/19/15
MSCI EAFE Small Cap Index	—	-18.83%	0.27%	4.51%	—
G Class	ANTMX	-23.82%	3.08%	5.92%	3/19/15
Fund returns would have been lower if a portion of the fees had not been waived.

Growth of $10,000 Over Life of Class
$10,000 investment made March 19, 2015
Performance for other share classes will vary due to differences in fee structure.

Value on November 30, 2022
Investor Class — $14,346

MSCI EAFE Small Cap Index — $14,053

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	G Class
1.48%	1.13%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
3

Portfolio Commentary

Portfolio Managers: Trevor Gurwich, Federico Laffan and Pratik Patel

Performance Summary

International Small-Mid Cap returned -24.94%* for the 12-month period ended November 30, 2022, underperforming its benchmark, the MSCI EAFE Small Cap Index, which returned -18.83% for the same period.

Equity markets faced headwinds early in the performance period due to virus concerns and supply chain disruptions. This market volatility increased sharply late in the first quarter of 2022 after Russia’s assault on Ukraine fueled global geopolitical uncertainty, exacerbated supply chain challenges and threatened the availability of fuel and other raw materials. This led to a sharp spike in the prices of oil and other critical commodities, as global consumers scrambled to find non-Russian sources of supply. These developments, along with renewed COVID-19 lockdowns in China, added to inflation pressures. Soaring inflation led most central banks to tighten monetary policy. Rising interest rates and inflation pressures weakened economic growth, and recession fears contributed to downward market volatility in the third quarter. Stocks in most markets regained some ground in October and November of 2022, spurred by hopes that inflation and interest rates may have peaked. However, the broader market still ended the 12-month period with notable declines. This environment was especially challenging for small-capitalization (small-cap) stocks, as investors worried that smaller companies would have more trouble accessing capital and expanding operations. As a result, the MSCI EAFE Small Cap Index underperformed the broader MSCI EAFE Index for the 12-month period. Concerns around higher interest rates and inflation also translated to a period of sharp factor rotation out of growth stocks and into value stocks.

Against this challenging backdrop, the fund had a negative return and underperformed its benchmark index. The sharp rotation out of growth stocks and into value stocks, driven in part by higher interest rates, weighed on relative performance. Stock selection also hindered relative performance, especially in the information technology and industrials sectors. Stock selection in materials aided relative performance. An overweight in the energy sector also contributed. From a geographic standpoint, stock selection in Japan hurt relative performance. Stock selection in Belgium contributed.

Information Technology Stocks Detracted

Rising interest rates fueled a rotation away from growth stocks, dampening the performance by several of our information technology holdings. Detractors included digitally focused software development and technology services company Endava. The stock declined on concerns over how a difficult funding environment might impact enterprise information technology investment. However, we continue to see long-term potential for Endava given its foothold in structurally growing end markets such as electronic payments.

The rotation away from growth stocks also weighed on stock performance of Kornit Digital, a supplier of on-demand digital printing solutions to the textiles industry. Despite its strong product portfolio, Kornit Digital saw its business slow in the second quarter of 2022 as many e-commerce clients warned of decreasing online clothing orders. Given near-term uncertainty for the business, we exited the position.

The market’s value rotation also pressured several of our growth-oriented investments in Japan, where the persistence of COVID-19 restrictions dampened economic growth through the first half of 2022. The resulting economic uncertainty weighed on stock performance for Japan-based

*All fund returns referenced in this commentary are for Investor Class shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.
4

telecommunications tower company JTOWER. We sold our holdings in JTOWER as we found other companies with more attractive risk/reward potential.

Energy Exploration Company Was a Top Contributor

Relative performance was assisted by several energy-related holdings that benefited from an upsurge in oil and gas prices in the aftermath of the Ukraine invasion. Whitecap Resources was a standout performer, as the Canada-based energy exploration company was recognized for its global leadership in carbon capture, strong balance sheet and solid inventory levels and field-level returns. Higher commodities prices in the first half of 2022 also benefited OCI, a Netherlands-based producer and distributor of natural gas-based fertilizers and industrial chemicals. Additionally, OCI saw increased business due to the sanctions on its Russian competitors.

Elsewhere in the portfolio, Hexatronic Group was a standout performer. This provider of fiber communications infrastructure and services reported strong earnings, supported by an accelerating fiber build-out. Hexatronic’s efforts to increase capacity and strong demand in the U.S., the U.K. and Germany also contributed to better-than-expected revenues.

Outlook

We recognize near-term uncertainty for economic growth and small-cap company earnings. At the same time, we continue to see positive long-term potential for smaller companies in a broad array of sectors that we believe will deliver accelerating and sustainable earnings growth. We remain committed to our active, bottom-up approach that seeks to differentiate between future winners and losers. We remain invested in companies with strong secular drivers and defensive business models. We have also selectively invested in companies that may benefit from reopening and improved economic activity.

We have identified bottom-up opportunities in the consumer discretionary sector, where the fund is overweight. In addition to travel-related names that may benefit from improved consumer mobility, we also have exposure to apparel companies and retailers that we believe are positioned to deliver accelerating and sustainable growth.

We also ended the period with a notable position in the energy sector, as we have identified companies benefiting from spending on renewable energy and natural gas. We also see potential as government incentives and disruptions in the global energy market drive investments in renewables. We also continue to find opportunities in information technology with companies looking to capitalize on long-term secular trends such as digitalization, cloud computing, data centers and software as a service. Our bottom-up process led to underweights in real estate and materials. An uncertain economic environment and a more challenged commodity pricing outlook may weigh on earnings growth prospects for many materials companies.

From a country standpoint, stock selection led to an overweight in Canada. Our bottom-up process also led to underweights in Europe and Asia, including in Japan.

5

Fund Characteristics

NOVEMBER 30, 2022
Types of Investments in Portfolio	% of net assets
Common Stocks	97.4%
Exchange-Traded Funds	0.7%
Short-Term Investments	4.9%
Other Assets and Liabilities	(3.0)%

Top Five Countries*	% of net assets
Japan	27.2%
United Kingdom	12.1%
Australia	12.0%
Canada	8.9%
France	4.9%
*Exposure indicated excludes Exchange-Traded Funds. The Schedule of Investments provides additional information on the fund's portfolio holdings.
6

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2022 to November 30, 2022.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 6/1/22	Ending Account Value 11/30/22	Expenses Paid During Period(1) 6/1/22 - 11/30/22	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$948.50	$7.03	1.44%
G Class	$1,000	$956.40	$0.05	0.01%
Hypothetical
Investor Class	$1,000	$1,017.85	$7.28	1.44%
G Class	$1,000	$1,025.02	$0.05	0.01%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
7

Schedule of Investments

NOVEMBER 30, 2022

	Shares	Value
COMMON STOCKS — 97.4%
Australia — 12.0%
Allkem Ltd.(1)	216,432	$2,047,582
ALS Ltd.	780,659	6,497,355
Bapcor Ltd.	867,266	4,121,279
carsales.com Ltd.	281,829	4,451,173
Corporate Travel Management Ltd.	74,121	848,715
IDP Education Ltd.(2)	267,955	5,516,766
IGO Ltd.	308,103	3,290,446
IPH Ltd.	665,741	4,152,495
Lynas Rare Earths Ltd.(1)	635,728	3,771,151
NEXTDC Ltd.(1)	828,838	5,686,774
OZ Minerals Ltd.	185,839	3,491,989
Region RE Ltd.	606,119	1,150,311
Steadfast Group Ltd.	1,844,690	6,691,037
Worley Ltd.(2)	460,405	4,669,645
		56,386,718
Belgium — 2.8%
D'ieteren Group	51,354	9,780,460
Euronav NV(1)	174,442	3,410,051
		13,190,511
Canada — 8.9%
Aritzia, Inc.(1)	135,403	5,150,780
Brookfield Infrastructure Corp., Class A	138,169	6,477,363
Colliers International Group, Inc.	22,655	2,139,269
Descartes Systems Group, Inc.(1)(2)	58,466	4,059,131
ECN Capital Corp.	502,821	1,143,837
Finning International, Inc.	198,039	5,015,938
Kinaxis, Inc.(1)	53,427	6,045,117
SunOpta, Inc.(1)	423,880	3,963,278
Vermilion Energy, Inc.	129,032	2,550,616
Whitecap Resources, Inc.(2)	623,669	4,974,886
		41,520,215
Denmark — 1.6%
ALK-Abello A/S(1)	96,777	1,405,341
Jyske Bank A/S(1)	103,542	6,337,686
		7,743,027
Finland — 2.3%
Huhtamaki Oyj	150,822	5,513,016
Metso Outotec Oyj	544,288	5,125,038
		10,638,054
France — 4.9%
Alten SA	36,243	4,580,571
Elis SA	412,605	5,404,368
Euroapi SA(1)	242,846	4,335,110
Nexans SA	36,320	3,211,544
SPIE SA	220,783	5,460,217
		22,991,810
8

	Shares	Value
Germany — 1.8%
AIXTRON SE	86,587	$2,854,545
Hensoldt AG	190,662	4,455,578
TeamViewer AG(1)	90,805	1,161,775
		8,471,898
Ireland — 1.5%
AIB Group PLC	2,218,318	7,203,483
Israel — 3.1%
CyberArk Software Ltd.(1)	29,551	4,405,168
Inmode Ltd.(1)	168,332	6,462,265
Nova Ltd.(1)	42,470	3,634,158
		14,501,591
Italy — 0.7%
MARR SpA	96,123	1,144,922
Sesa SpA	16,337	2,052,086
		3,197,008
Japan — 27.2%
Amvis Holdings, Inc.(2)	192,000	4,540,095
Asics Corp.	280,600	6,127,342
BayCurrent Consulting, Inc.	201,000	6,680,223
Fukuoka Financial Group, Inc.	128,400	2,515,720
IHI Corp.	91,500	2,525,078
Internet Initiative Japan, Inc.	336,300	6,089,171
Invincible Investment Corp.	14,861	5,168,448
Isetan Mitsukoshi Holdings Ltd.	489,600	4,737,846
Japan Airport Terminal Co. Ltd.(1)	122,200	5,576,564
Japan Hotel REIT Investment Corp.	13,231	7,214,438
Jeol Ltd.	49,300	1,670,094
MatsukiyoCocokara & Co.	167,000	6,977,084
Menicon Co. Ltd.	164,200	3,526,460
m-up Holdings, Inc.	255,000	2,566,064
Nagoya Railroad Co. Ltd.	346,800	5,717,432
Nextage Co. Ltd.(2)	225,800	5,108,026
Nifco, Inc.	194,600	5,139,364
Nippon Gas Co. Ltd.	370,300	5,695,489
Rohto Pharmaceutical Co. Ltd.	184,800	6,053,999
Sanwa Holdings Corp.	613,700	5,815,887
SHO-BOND Holdings Co. Ltd.(2)	54,700	2,421,845
Taiyo Yuden Co. Ltd.	109,300	3,530,579
Tokyo Ohka Kogyo Co. Ltd.	77,200	3,901,402
Toyo Suisan Kaisha Ltd.	147,100	6,183,995
Ushio, Inc.	96,200	1,262,406
Visional, Inc.(1)	87,300	6,668,842
West Holdings Corp.(2)	129,400	4,192,571
		127,606,464
Netherlands — 4.8%
Alfen Beheer BV(1)	27,665	2,708,493
AMG Advanced Metallurgical Group NV	168,568	6,775,040
ASR Nederland NV	136,487	6,246,835
Basic-Fit NV(1)(2)	138,506	3,767,095
OCI NV(1)	68,873	2,915,670
		22,413,133
9

	Shares	Value
New Zealand — 0.6%
a2 Milk Co. Ltd.(1)	695,683	$2,951,317
Norway — 2.8%
Aker Solutions ASA	1,121,662	4,046,084
Bakkafrost P/F	32,635	1,794,952
Storebrand ASA	788,494	7,094,997
		12,936,033
Singapore — 0.4%
TDCX, Inc., ADR(1)	151,089	1,961,135
Spain — 2.0%
Acciona SA	26,519	5,187,258
CIE Automotive SA	158,644	4,043,003
		9,230,261
Sweden — 4.5%
AddTech AB, B Shares	68,545	1,020,160
Avanza Bank Holding AB(2)	170,000	3,460,743
Axfood AB	86,802	2,341,302
Hexatronic Group AB	471,761	6,689,771
Trelleborg AB, B Shares	203,291	4,976,325
Vitrolife AB	149,440	2,687,564
		21,175,865
Switzerland — 3.4%
DKSH Holding AG	57,654	4,347,160
PSP Swiss Property AG	44,981	4,983,306
Tecan Group AG(1)	15,495	6,528,406
		15,858,872
United Kingdom — 12.1%
ConvaTec Group PLC	1,787,961	5,002,398
Diploma PLC	133,015	4,549,122
Endava PLC, ADR(1)	54,319	4,166,811
Golar LNG Ltd.(1)	166,154	4,165,481
Greggs PLC	138,300	3,873,747
Man Group PLC	1,513,455	3,837,715
Pets at Home Group PLC	656,789	2,091,089
QinetiQ Group PLC	1,094,625	4,630,367
RS GROUP PLC	364,021	4,048,472
Tate & Lyle PLC	265,746	2,360,499
Trainline PLC(1)	1,227,051	5,006,100
Tritax Big Box REIT PLC	2,740,354	4,789,469
Watches of Switzerland Group PLC(1)	502,950	6,214,781
Wise PLC, Class A(1)	279,888	2,211,786
		56,947,837
TOTAL COMMON STOCKS (Cost $427,633,650)		456,925,232
EXCHANGE-TRADED FUNDS — 0.7%
iShares MSCI EAFE Small-Cap ETF(2) (Cost $3,072,109)	56,636	3,228,252
SHORT-TERM INVESTMENTS — 4.9%
Money Market Funds — 3.3%
State Street Institutional U.S. Government Money Market Fund, Premier Class	3,985	3,985
State Street Navigator Securities Lending Government Money Market Portfolio(3)	15,291,525	15,291,525
		15,295,510
10

	Shares	Value
Repurchase Agreements — 1.6%
BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 2.00% - 3.375%, 2/15/25 - 5/15/51, valued at $2,011,036), in a joint trading account at 3.74%, dated 11/30/22, due 12/1/22 (Delivery value $1,973,638)		$1,973,433
Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.875%, 11/30/29, valued at $5,802,850), at 3.77%, dated 11/30/22, due 12/1/22 (Delivery value $5,689,596)		5,689,000
		7,662,433
TOTAL SHORT-TERM INVESTMENTS (Cost $22,957,943)		22,957,943
TOTAL INVESTMENT SECURITIES—103.0% (Cost $453,663,702)		483,111,427
OTHER ASSETS AND LIABILITIES — (3.0)%		(14,122,329)
TOTAL NET ASSETS — 100.0%		$468,989,098

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Industrials	23.2%
Consumer Discretionary	15.3%
Information Technology	10.5%
Financials	9.2%
Health Care	7.9%
Consumer Staples	7.2%
Materials	6.7%
Real Estate	5.4%
Energy	5.1%
Utilities	4.6%
Communication Services	2.3%
Exchange-Traded Funds	0.7%
Short-Term Investments	4.9%
Other Assets and Liabilities	(3.0)%

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
(1)Non-income producing.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $34,030,440. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(3)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $35,983,975, which includes securities collateral of $20,692,450.

See Notes to Financial Statements.
11

Statement of Assets and Liabilities

NOVEMBER 30, 2022
Assets
Investment securities, at value (cost of $438,372,177) — including $34,030,440 of securities on loan	$467,819,902
Investment made with cash collateral received for securities on loan, at value (cost of $15,291,525)	15,291,525
Total investment securities, at value (cost of $453,663,702)	483,111,427
Foreign currency holdings, at value (cost of $18,247)	18,340
Receivable for investments sold	2,188,979
Receivable for capital shares sold	259,518
Dividends and interest receivable	1,425,837
Securities lending receivable	4,651
487,008,752

Liabilities
Payable for collateral received for securities on loan	15,291,525
Payable for investments purchased	2,621,889
Accrued management fees	88,333
Accrued other expenses	17,907
18,019,654

Net Assets	$468,989,098

Net Assets Consist of:
Capital (par value and paid-in surplus)	$513,232,266
Distributable earnings	(44,243,168)
$468,989,098

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$78,762,280	8,550,402	$9.21
G Class, $0.01 Par Value	$390,226,818	41,353,504	$9.44

See Notes to Financial Statements.
12

Statement of Operations

YEAR ENDED NOVEMBER 30, 2022
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $901,213)	$7,554,461
Securities lending, net	128,444
Interest	67,328
7,750,233

Expenses:
Management fees	5,572,706
Directors' fees and expenses	12,763
Other expenses	24,091
5,609,560
Fees waived(1)	(4,366,436)
1,243,124

Net investment income (loss)	6,507,109

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(70,355,012)
Foreign currency translation transactions	(264,834)
(70,619,846)

Change in net unrealized appreciation (depreciation) on:
Investments	(70,485,713)
Translation of assets and liabilities in foreign currencies	(16,409)
(70,502,122)

Net realized and unrealized gain (loss)	(141,121,968)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(134,614,859)
(1)Amount consists of $33,742 and $4,332,694 for Investor Class and G Class, respectively.

See Notes to Financial Statements.
13

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2022 AND NOVEMBER 30, 2021
Increase (Decrease) in Net Assets	November 30, 2022	November 30, 2021
Operations
Net investment income (loss)	$6,507,109	$4,186,134
Net realized gain (loss)	(70,619,846)	108,682,878
Change in net unrealized appreciation (depreciation)	(70,502,122)	(19,599,855)
Net increase (decrease) in net assets resulting from operations	(134,614,859)	93,269,157

Distributions to Shareholders
From earnings:
Investor Class	(18,910,988)	(3,058,614)
G Class	(85,753,857)	(15,557,885)
Decrease in net assets from distributions	(104,664,845)	(18,616,499)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	171,552,738	(32,903,513)

Net increase (decrease) in net assets	(67,726,966)	41,749,145

Net Assets
Beginning of period	536,716,064	494,966,919
End of period	$468,989,098	$536,716,064

See Notes to Financial Statements.
14

Notes to Financial Statements

NOVEMBER 30, 2022

1. Organization

American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. International Small-Mid Cap Fund (formerly NT International Small-Mid Cap Fund) (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek capital growth. The fund offers the Investor Class and G Class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Directors oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value.

If the valuation designee determines that the market price for a portfolio security is not readily available or is believed by the valuation designee to be unreliable, such security is valued at fair value as determined in good faith by the valuation designee, in accordance with its policies and procedures. Circumstances that may cause the fund to determine that market quotations are not available or reliable include, but are not limited to: when there is a significant event subsequent to the market quotation; trading in a security has been halted during the trading day; or trading in a security is insufficient or did not take place due to a closure or holiday.

The valuation designee monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; regulatory news, governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The valuation designee also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that it deems appropriate. The valuation designee may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

15

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.
16

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of November 30, 2022.

Remaining Contractual Maturity of Agreements
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions(1)
Common Stocks	$11,938,715	—	—	—	$11,938,715
Exchange-Traded Funds	3,352,810	—	—	—	3,352,810
Total Borrowings	$15,291,525	—	—	—	$15,291,525
Gross amount of recognized liabilities for securities lending transactions					$15,291,525
(1)Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 56% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. During the period ended November 30, 2022, the investment advisor agreed to waive 0.04% of the fund's management fee. The investment advisor expects this waiver to continue until July 31, 2023 and cannot terminate it prior to such date without the approval of the Board of Directors. The investment advisor agreed to waive the G Class's management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Directors.

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The annual management fee and the effective annual management fee after waiver for each class for the period ended November 30, 2022 are as follows:

	Annual Management Fee	Effective Annual Management Fee After Waiver
Investor Class	1.47%	1.43%
G Class	1.12%	0.00%

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases were $86,443 and there were no interfund sales.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended November 30, 2022 were $574,514,708 and $500,253,183, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended November 30, 2022		Year ended November 30, 2021
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	120,000,000		120,000,000
Sold	48,640	$724,732	5,229	$74,661
Issued in reinvestment of distributions	1,560,313	18,910,988	232,594	3,058,614
Redeemed	(118,130)	(1,760,125)	(615,068)	(8,513,390)
	1,490,823	17,875,595	(377,245)	(5,380,115)
G Class/Shares Authorized	300,000,000		300,000,000
Sold	6,809,526	73,340,355	1,792,308	26,639,764
Issued in reinvestment of distributions	7,000,315	85,753,857	1,173,295	15,557,885
Redeemed	(545,593)	(5,417,069)	(4,597,000)	(69,721,047)
	13,264,248	153,677,143	(1,631,397)	(27,523,398)
Net increase (decrease)	14,755,071	$171,552,738	(2,008,642)	$(32,903,513)

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).
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The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund's portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Canada	$10,440,641	$31,079,574	—
Israel	14,501,591	—	—
Singapore	1,961,135	—	—
United Kingdom	8,332,292	48,615,545	—
Other Countries	—	341,994,454	—
Exchange-Traded Funds	3,228,252	—	—
Short-Term Investments	15,295,510	7,662,433	—
	$53,759,421	$429,352,006	—

7. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

The majority of the fund is owned by a relatively small number of shareholders. To the extent that a large shareholder (including a fund of funds) invests in the fund, the fund may experience relatively large redemptions as such shareholder reallocates its assets. In the event of a large shareholder redemption, the ongoing operations of the fund may be at risk.

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing a significant portion of assets in one country or region may accentuate these risks.

The fund invests in common stocks of small companies. Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

The fund's investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

8. Federal Tax Information

The tax character of distributions paid during the years ended November 30, 2022 and November 30, 2021 were as follows:

	2022	2021
Distributions Paid From
Ordinary income	$42,562,714	$3,023,124
Long-term capital gains	$62,102,131	$15,593,375

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

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As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$459,260,823
Gross tax appreciation of investments	$47,005,124
Gross tax depreciation of investments	(23,154,520)
Net tax appreciation (depreciation) of investments	23,850,604
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(26,698)
Net tax appreciation (depreciation)	$23,823,906
Undistributed ordinary income	$2,817,788
Accumulated short-term capital losses	$(70,884,862)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2022	$15.01	0.02	(3.12)	(3.10)	(0.10)	(2.60)	(2.70)	$9.21	(24.94)%	1.44%	1.48%	0.20%	0.16%	107%	$78,762
2021	$13.16	(0.06)	2.34	2.28	—	(0.43)	(0.43)	$15.01	17.70%	1.44%	1.48%	(0.39)%	(0.43)%	113%	$105,938
2020	$10.61	(0.03)	2.76	2.73	(0.18)	—	(0.18)	$13.16	26.24%	1.47%	1.48%	(0.25)%	(0.26)%	131%	$97,901
2019	$10.56	0.01	1.14	1.15	(0.04)	(1.06)	(1.10)	$10.61	13.13%	1.48%	1.48%	0.14%	0.14%	133%	$93,941
2018	$13.16	0.01	(1.73)	(1.72)	(0.11)	(0.77)	(0.88)	$10.56	(14.20)%	1.47%	1.47%	0.09%	0.09%	140%	$66,042
G Class
2022	$15.34	0.17	(3.16)	(2.99)	(0.31)	(2.60)	(2.91)	$9.44	(23.82)%	0.01%	1.13%	1.63%	0.51%	107%	$390,227
2021	$13.36	0.16	2.35	2.51	(0.10)	(0.43)	(0.53)	$15.34	19.45%	0.01%	1.13%	1.04%	(0.08)%	113%	$430,778
2020	$10.77	0.13	2.80	2.93	(0.34)	—	(0.34)	$13.36	28.03%	0.01%	1.13%	1.21%	0.09%	131%	$397,066
2019	$10.72	0.16	1.13	1.29	(0.18)	(1.06)	(1.24)	$10.77	14.77%	0.01%	1.13%	1.61%	0.49%	133%	$239,174
2018	$13.25	0.20	(1.76)	(1.56)	(0.20)	(0.77)	(0.97)	$10.72	(12.95)%	0.00%(3)	1.12%	1.56%	0.44%	140%	$140,057

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)Ratio was less than 0.005%.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century World Mutual Funds, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of International Small-Mid Cap Fund (formerly NT International Small-Mid Cap Fund) (the “Fund”), one of the funds constituting the American Century World Mutual Funds, Inc., as of November 30, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of International Small-Mid Cap Fund of the American Century World Mutual Funds, Inc. as of November 30, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
January 17, 2023

We have served as the auditor of one or more American Century investment companies since 1997.

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire on December 31 of the year in which they reach their 75th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	64	None
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	64	Alleghany Corporation (2021 to 2022)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	64	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	64	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	64	MGP Ingredients, Inc. (2019 to 2021)
Jan M. Lewis (1957)	Director and Board Chair	Since 2011 (Board Chair since 2022)	Retired	64	None
Stephen E. Yates (1948)	Director	Since 2012	Retired	108	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	142	None
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS, (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present). Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

Approval of Management Agreement

At a meeting held on June 29, 2022, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act of 1940 (the “Investment Company Act”), contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s Directors, including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed data and information compiled by the Advisor and certain independent data providers concerning the Fund. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor and its affiliates included, but was not limited to, the following:

•the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund including without limitation portfolio management and trading services, shareholder and intermediary services, compliance and legal services, fund accounting and financial reporting, and fund share distribution;
•the wide range of other programs and services provided to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance, including data comparing the Fund's performance to an appropriate benchmark(s) and peer group of other mutual funds with similar investment objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similarly-managed funds;
•the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;
•the Advisor’s strategic plans, generally, and with respect to the ongoing impact of the COVID-19 pandemic response, heightened areas of interest in the mutual fund industry and recent geopolitical issues;
•the Advisor’s business continuity plans, vendor management practices, and cyber security practices;
•financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;
•possible economies of scale associated with the Advisor’s management of the Fund and other accounts;
•services provided and charges to the Advisor's other investment management clients;
•acquired fund fees and expenses;
•payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and
•possible collateral benefits to the Advisor from the management of the Fund.

The Board held four meetings to consider the renewal. The independent Directors also met in private session multiple times to review and discuss the information provided in response to their request. The independent Directors held active discussions with the Advisor regarding the renewal of the management agreement, requesting supplemental information, and reviewing information provided by the Advisor in response thereto. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services which include, without limitation, the following:

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•liquidity monitoring and management
•risk management, including cyber security
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Directors’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and principal investment strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of Fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any actions being taken to improve performance, and may conduct special reviews until performance improves. The Fund’s performance was above its benchmark for the one-, three-, and five-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through its various committees, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is sharing economies of scale, to the extent they exist, through its fee structure, and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders enhanced and expanded content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than securities transaction expenses, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Investment Company Act Rule 12b-1. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe. In addition, the Board reviewed the Fund’s position relative to the narrower set of its expense group peers. The Board and the Advisor agreed to an extension of the current temporary reduction of the Fund's annual unified management fee of 0.04% (e.g., the Investor Class unified fee will be reduced from 1.47% to 1.43%) for at least one year, beginning
29

August 1, 2022. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. To the extent there are potential collateral benefits, the Board has been advised and has taken this into consideration in its review of the management contract with the Fund. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the terms of the management agreement are fair and reasonable and that the management fee charged to the Fund is reasonable in light of the services provided and that the management agreement between the Fund and the Advisor should be renewed for an additional one-year period.
30

Proxy Voting Results

A special meeting of shareholders was held on October 13, 2022, to vote on the following proposal. The proposal received the required votes and was adopted. A summary of voting results is listed below.

To elect five directors to the Board of Directors of American Century World Mutual Funds, Inc.:

	Affirmative	Withhold
Brian Bulatao	$5,038,086,505	$96,122,848
Chris H. Cheesman	$5,044,845,654	$89,363,699
Rajesh K. Gupta	$5,040,147,195	$94,062,158
Lynn M. Jenkins	$5,034,492,760	$99,716,593
Gary C. Meltzer	$5,042,384,480	$91,824,873

The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Thomas W. Bunn, Barry Fink, Jan M. Lewis, and Stephen E. Yates.
31

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding at the IRS default rate of 10%.* Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
You may elect a different withholding rate, or request zero withholding, by submitting an acceptable IRS Form W-4R election with your distribution request. You may notify us of your W-4R election by telephone, on our distribution forms, on IRS Form W-4R, or through other acceptable electronic means. If your withholding election is for an automatic withdrawal plan, you have the right to revoke your election at any time and any election you make will remain in effect until revoked by filing a new election.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld according to state regulations if, at the time of your distribution, your tax residency is within one of the mandatory withholding states.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These portfolio holdings are available on the fund's website at americancentury.com and, upon request, by calling 1-800-345-2021. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

32

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended November 30, 2022.

The fund hereby designates $62,102,131, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended November 30, 2022.

The fund hereby designates $31,504,487 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended November 30, 2022.

For the fiscal year ended November 30, 2022, the fund intends to pass through to shareholders foreign source income of $6,805,141 and foreign taxes paid of $536,075, or up to the maximum amount allowable, as a foreign tax credit. Foreign source income and foreign tax expense per outstanding share on November 30, 2022 are $0.1364 and $0.0107 respectively.

33

Notes

34

Notes

35

Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century World Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2023 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91025 2301

Annual Report

November 30, 2022

International Value Fund
Investor Class (ACEVX)
I Class (ACVUX)
A Class (MEQAX)
C Class (ACCOX)
R Class (ACVRX)
R6 Class (ACVDX)
G Class (ACAFX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ending November 30, 2022. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

High Inflation, Rising Rates Fueled Volatility

The global economic and investment backdrops faced several challenges during the 12-month period. Concerns began to surface early in the fiscal year, as central banks finally admitted inflation was entrenched rather than transitory. Investors grew more cautious amid growing expectations for less accommodative monetary policy in the new year.

By early 2022, inflation soared to levels last seen in the early 1980s. Massive fiscal and monetary support unleashed during the pandemic was partly to blame. In addition, escalating energy prices, supply chain breakdowns, labor market shortages and Russia’s invasion of Ukraine further aggravated the inflation backdrop, particularly in Europe.

The Bank of England responded to surging inflation in late 2021 with a 0.15 percentage point rate hike. Policymakers raised rates another 2.75 percentage points through the end of November. The Federal Reserve waited until March 2022 to launch its inflation-fighting campaign, hiking rates 3.75 percentage points by period-end. Meanwhile, the European Central Bank (ECB) held off until July. Facing record-high inflation, the ECB raised rates 2 percentage points through November.

In addition to advancing recession risk, the combination of elevated inflation and hawkish central banks led to losses for most developed and emerging markets stock indices. A late-period rally, triggered by expectations for central banks to slow their pace of tightening, helped stocks recover some earlier losses. Overall, developed markets stocks generally fared better than emerging markets stocks, and the value style generally outpaced the growth style.

Staying Disciplined in Uncertain Times

We expect market volatility to linger as investors navigate a complex environment of high inflation, rising interest rates and economic uncertainty. In addition, Russia’s invasion of Ukraine complicates an increasingly tense geopolitical backdrop and threatens global energy markets. We will continue to monitor this evolving situation and what it broadly means for investors across asset classes.

We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
2

Performance

Total Returns as of November 30, 2022
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ACEVX	-6.24%	-0.16%	3.24%	—	4/3/06
MSCI EAFE Value Index	—	-1.21%	0.22%	3.78%	—	—
I Class	ACVUX	-6.04%	0.04%	3.46%	—	4/3/06
A Class	MEQAX					3/31/97
No sales charge		-6.46%	-0.41%	2.98%	—
With sales charge		-11.83%	-1.59%	2.38%	—
C Class	ACCOX	-7.13%	-1.14%	2.22%	—	4/3/06
R Class	ACVRX	-6.74%	-0.67%	2.72%	—	4/3/06
R6 Class	ACVDX	-5.89%	0.20%	—	2.34%	7/26/13
G Class	ACAFX	—	—	—	-6.80%	4/1/22
Average annual returns since inception are presented when ten years of performance history is not available.
Fund returns would have been lower if a portion of the fees had not been waived.

C Class shares will automatically convert to A Class shares after being held for approximately eight years. C Class average annual returns do not reflect this conversion.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
3

Growth of $10,000 Over 10 Years
$10,000 investment made November 30, 2012
Performance for other share classes will vary due to differences in fee structure.

Value on November 30, 2022
Investor Class — $13,757

MSCI EAFE Value Index — $14,499

Total Annual Fund Operating Expenses
Investor Class	I Class	A Class	C Class	R Class	R6 Class	G Class
1.10%	0.90%	1.35%	2.10%	1.60%	0.75%	0.75%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
4

Portfolio Commentary

Portfolio Managers: Yulin Long and Arun Daniel

In April 2022, Arun Daniel joined the fund’s management team. In May 2022, Tsuyoshi Ozaki left the firm.

Performance Summary

International Value declined -6.24%* for the fiscal year ended November 30, 2022, compared with the -1.21% return of its benchmark, the MSCI EAFE Value Index. Fund results reflect operating expenses, while benchmark returns do not.

Global equities rose early in the period, supported by positive corporate earnings and easing fears around the impact of the omicron variant of COVID-19 on global economic growth. But markets downshifted early in 2022 as higher inflation, rising interest rates and mounting geopolitical tensions weighed on investor confidence. Russia’s late-February invasion of Ukraine in particular heightened fears about inflation and the potential for an economic slowdown. As inflation continued to soar, rising interest rates and tighter central bank policy ignited recession fears in many countries. Central banks continued to tighten monetary policy, while data confirmed that rising interest rates were starting to slow economic and earnings growth. Economic data in non-U.S. developed markets generally pointed to growing economic weakness. Late in the period, global stocks rose on hopes that moderating inflation and slowing economic growth would allow central banks to scale back their planned monetary tightening. Value stocks outperformed growth stocks for the period.

Our stock selection process incorporates factors of valuation, quality, growth and sentiment, while seeking to reduce unintended risks among industries and other risk characteristics. Positioning in the financials, industrials and health care sectors detracted most from the fund’s relative returns. Selection and allocation decisions made in the energy and real estate sectors contributed most to relative performance.

Geographically, security selection in the U.K., France and Switzerland detracted most from the fund’s results. Allocation decisions in Canada and Austria added most to relative returns, while selection and allocation in Norway also contributed.

Financials, Industrials and Health Care Detracted from Performance

In the financials sector, stock selection in the banking and capital markets industries was a top detractor from performance. Two primary drivers of results were underweight positions in HSBC Holdings and National Australia Bank relative to the benchmark. Shares of HSBC rebounded late in the reporting period as the company continued to make progress in a restructuring program that will enable it to focus on its stronger markets, especially the U.K. and Asia. In addition to benefiting from the rising interest rate environment, National Australia Bank performed well on strong loan volume growth, and we exited this position. In the capital markets industry, positions in Partners Group Holding and Blackstone, neither of which are in the benchmark, also hampered returns, as higher-yielding stocks were pressured by rising Treasury yields. We sold out of both of these positions.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.
5

In the industrials sector, positioning in the marine and building products industries was the primary driver of relative underperformance. In the marine industry, shares of AP Moller-Maersk were the main detractor. Although the Danish shipping company posted healthy results, shares came under pressure as investors became wary of a potential global recession. In the building products industry, the fund’s overweight position, which consisted largely of a position in Cie de Saint-Gobain, a French manufacturer of a variety of building materials, was the leading detractor.

Stock selection in the health care sector also detracted from relative returns. In the health care equipment and supplies industry, the fund’s position in Straumann Holding, which is not in the benchmark, was the leading detractor. The Swiss dental implant maker maintained its conservative guidance for full-year 2022, citing the likely impact of rising inflation and a potential recession. We exited this position. Another position not in the benchmark, Carl Zeiss Meditec, a Germany-based manufacturer of ophthalmic devices, posted strong year-over-year results, but its valuation suffered as interest rates continued to rise during the reporting period. We have sold out of this position. In the pharmaceuticals industry, an underweight position in AstraZeneca also hampered performance compared with the benchmark. The company reported stronger-than-expected earnings due to healthy revenues, especially in its oncology and biopharmaceuticals businesses.

Energy and Real Estate Contributed to Relative Results

Positioning in the energy sector, particularly in the oil, gas and consumable fuels industry, added to the fund’s relative returns. A position in Canadian Natural Resources, which is not in the benchmark, was particularly beneficial. Like many others in this industry, the company benefited from a surge in demand for oil and gas when Russia was sanctioned for the invasion of Ukraine early in 2022. This enabled the company to report better-than-expected earnings in each of its last four quarters. We have since exited this position.

In the real estate sector, the fund benefited primarily from its underweight positioning. In the real estate management and development industry, a decision to avoid shares of Vonovia was the main contributor to performance compared with the benchmark. The stock of this German residential manager and developer declined through the reporting period as inflation hindered demand and raised construction costs. The fund’s decision to underweight the equity real estate investment trust industry was also beneficial. In the utilities sector, an underweight position benefited relative performance as well.

Portfolio Positioning

We anticipate that the market volatility seen in 2022 may persist into the new year as investors continue to process an environment of high inflation, rising interest rates and economic uncertainty. In addition, the war in Ukraine further complicates a tense geopolitical backdrop and threatens global energy markets.

Nevertheless, we believe our disciplined investment approach can be particularly beneficial during periods of volatility, and we adhere to our process regardless of the market environment. We believe this allows us to take advantage of opportunities presented by market inefficiencies.

We seek to maintain balanced exposure to our fundamentally based, multidimensional drivers of stock returns, applying bottom-up research and analysis on individual stocks to determine positioning. We also seek to limit active risk at the country, sector and industry level, and we typically allow only modest overweights and underweights.

As of November 30, 2022, the fund’s largest overweight positions are in the financials and industrials sectors. The fund’s largest underweights are in the real estate and utilities sectors. Geographically, the fund is overweight North America, especially Canada. While we are underweight Europe, we are overweight in the Netherlands, Austria, Italy and France. In Asia, we are underweight, but our largest overweight in this region is Japan. Our largest underweights are the U.K., Switzerland, Germany and Singapore.

6

Fund Characteristics

NOVEMBER 30, 2022
Types of Investments in Portfolio	% of net assets
Common Stocks	99.8%
Short-Term Investments	5.4%
Other Assets and Liabilities	(5.2)%

Top Five Countries	% of net assets
Japan	23.0%
United Kingdom	19.3%
France	10.4%
Germany	9.2%
Australia	7.2%
7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2022 to November 30, 2022.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments mutual fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
8

	Beginning Account Value 6/1/22	Ending Account Value 11/30/22	Expenses Paid During Period(1) 6/1/22 - 11/30/22	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$956.60	$5.49	1.12%
I Class	$1,000	$957.70	$4.52	0.92%
A Class	$1,000	$955.60	$6.72	1.37%
C Class	$1,000	$951.80	$10.37	2.12%
R Class	$1,000	$954.20	$7.94	1.62%
R6 Class	$1,000	$959.00	$3.78	0.77%
G Class	$1,000	$961.60	$0.10	0.02%
Hypothetical
Investor Class	$1,000	$1,019.45	$5.67	1.12%
I Class	$1,000	$1,020.46	$4.66	0.92%
A Class	$1,000	$1,018.20	$6.93	1.37%
C Class	$1,000	$1,014.44	$10.71	2.12%
R Class	$1,000	$1,016.95	$8.19	1.62%
R6 Class	$1,000	$1,021.21	$3.90	0.77%
G Class	$1,000	$1,024.97	$0.10	0.02%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
9

Schedule of Investments

NOVEMBER 30, 2022

	Shares	Value
COMMON STOCKS — 99.8%
Australia — 7.2%
Aurizon Holdings Ltd.	2,467,334	$6,412,787
Australia & New Zealand Banking Group Ltd.	841,667	14,211,303
BHP Group Ltd.	1,038,772	32,259,422
BlueScope Steel Ltd.	305,446	3,681,518
Commonwealth Bank of Australia	54,839	4,041,479
Fortescue Metals Group Ltd.	531,874	7,079,065
Origin Energy Ltd.	1,370,467	7,371,139
Sonic Healthcare Ltd.	437,949	9,673,895
South32 Ltd.	2,411,993	6,699,382
Westpac Banking Corp.	272,138	4,419,497
		95,849,487
Austria — 2.3%
Erste Group Bank AG	490,189	15,348,492
OMV AG	277,150	14,708,815
		30,057,307
Belgium — 0.2%
UCB SA	36,779	2,968,674
Canada — 2.5%
Cenovus Energy, Inc.	246,470	4,901,366
Nutrien Ltd.	34,808	2,798,563
Restaurant Brands International, Inc.	241,923	16,065,853
Suncor Energy, Inc.(1)	106,914	3,515,449
Teck Resources Ltd., Class B(2)	148,143	5,491,142
		32,772,373
Denmark — 1.2%
AP Moller - Maersk A/S, B Shares	7,104	15,401,157
France — 10.4%
AXA SA	232,501	6,572,469
BNP Paribas SA	409,314	23,000,174
Carrefour SA	118,284	2,024,839
Cie de Saint-Gobain	306,308	14,124,336
Credit Agricole SA	817,841	8,271,912
Engie SA	1,308,377	19,889,667
Euroapi SA(2)	1,165	20,797
L'Oreal SA	13,142	4,935,556
Safran SA	29,324	3,624,027
Sanofi	65,381	5,905,818
Societe Generale SA	396,019	9,967,412
Sodexo SA	96,866	9,277,197
TotalEnergies SE(1)	479,433	29,964,604
		137,578,808
Germany — 9.2%
Allianz SE	129,395	27,620,848
BASF SE	60,968	3,104,210
Commerzbank AG(2)	225,564	1,889,348
Covestro AG	133,621	5,369,987
10

	Shares	Value
Deutsche Boerse AG	55,047	$10,116,232
Deutsche Post AG	326,530	13,044,299
Deutsche Telekom AG	482,241	9,810,100
HeidelbergCement AG	63,322	3,471,864
Hensoldt AG	224,290	5,241,430
Mercedes-Benz Group AG	47,278	3,212,219
RWE AG	151,325	6,661,474
Siemens AG	76,026	10,543,649
Telefonica Deutschland Holding AG	1,393,999	3,334,096
Volkswagen AG, Preference Shares	122,956	18,161,911
		121,581,667
Hong Kong — 2.0%
CK Asset Holdings Ltd.	1,008,500	6,036,372
Power Assets Holdings Ltd.	1,262,500	6,512,773
Sun Hung Kai Properties Ltd.	759,500	9,162,050
WH Group Ltd.	8,968,500	5,254,789
		26,965,984
Ireland — 0.2%
CRH PLC	62,590	2,516,211
Israel — 0.8%
Bank Leumi Le-Israel BM	1,219,325	11,177,555
Italy — 5.0%
Assicurazioni Generali SpA	894,864	15,874,352
Eni SpA	1,344,099	20,040,511
Intesa Sanpaolo SpA(1)	7,053,878	15,661,463
Stellantis NV	902,938	14,244,263
		65,820,589
Japan — 23.0%
AGC, Inc.(1)	163,300	5,514,817
Astellas Pharma, Inc.	470,100	7,291,073
Brother Industries Ltd.	615,100	9,989,949
Canon, Inc.(1)	767,900	17,949,434
Daiwa House Industry Co. Ltd.	219,100	5,045,657
Dentsu Group, Inc.(1)	301,200	9,753,654
Honda Motor Co. Ltd.	210,500	5,130,221
INPEX Corp.	1,504,600	16,580,130
ITOCHU Corp.	662,800	20,816,612
Japan Post Bank Co. Ltd.(1)	465,300	3,556,737
Japan Post Insurance Co. Ltd.	237,200	3,944,816
KDDI Corp.	283,000	8,417,713
Kirin Holdings Co. Ltd.	398,200	6,285,823
Marubeni Corp.	1,177,100	13,315,794
Mitsubishi Corp.	280,700	9,453,740
Mitsubishi Electric Corp.	396,800	3,976,640
Mitsubishi UFJ Financial Group, Inc.	3,120,100	17,015,591
Mitsui & Co. Ltd.	294,200	8,538,779
Mizuho Financial Group, Inc.	466,400	5,821,066
MS&AD Insurance Group Holdings, Inc.	372,900	11,068,149
Nintendo Co. Ltd.	196,000	8,403,905
Nippon Telegraph & Telephone Corp.	276,200	7,658,745
Nippon Yusen KK(1)	479,100	10,664,495
Otsuka Holdings Co. Ltd.	142,200	4,873,099
11

	Shares	Value
Seven & i Holdings Co. Ltd.	220,600	$8,976,004
Sompo Holdings, Inc.	367,500	16,210,036
Sumitomo Chemical Co. Ltd.	1,471,200	5,363,750
Sumitomo Mitsui Financial Group, Inc.	637,900	21,650,786
Takeda Pharmaceutical Co. Ltd.	648,000	19,053,288
Toyota Motor Corp.	823,100	12,117,429
		304,437,932
Netherlands — 6.1%
Aegon NV	897,995	4,402,388
Coca-Cola Europacific Partners PLC	181,390	9,629,995
ING Groep NV	1,628,565	19,749,306
Koninklijke Ahold Delhaize NV	748,211	21,804,436
NN Group NV	213,323	9,116,670
OCI NV(2)	175,266	7,419,712
Randstad NV(1)	158,224	9,164,873
		81,287,380
Norway — 0.5%
Aker BP ASA	82,057	2,854,784
Kongsberg Gruppen ASA	73,498	3,048,166
		5,902,950
Singapore — 0.3%
Singapore Telecommunications Ltd.	1,848,200	3,715,660
Spain — 2.8%
Banco Bilbao Vizcaya Argentaria SA	957,577	5,643,042
Banco Santander SA	1,798,786	5,367,279
CaixaBank SA	582,107	2,164,168
Endesa SA	534,302	9,887,132
Iberdrola SA	499,240	5,640,122
Industria de Diseno Textil SA(1)	327,277	8,543,172
		37,244,915
Sweden — 1.9%
H & M Hennes & Mauritz AB, B Shares(1)	794,030	8,902,987
Securitas AB, B Shares(1)	435,980	3,576,285
Skandinaviska Enskilda Banken AB, A Shares	814,635	9,393,352
Swedbank AB, A Shares	235,577	3,833,623
		25,706,247
Switzerland — 4.4%
Holcim AG(2)	205,239	10,721,645
Novartis AG	309,453	27,527,248
Roche Holding AG	29,377	9,595,229
Swiss Re AG	29,540	2,647,579
Zurich Insurance Group AG	15,550	7,470,792
		57,962,493
United Kingdom — 19.3%
Anglo American PLC	523,971	21,784,161
Associated British Foods PLC	220,201	4,223,177
AstraZeneca PLC	166,440	22,526,100
Aviva PLC	1,778,113	9,600,507
BAE Systems PLC	786,369	7,787,989
Barclays PLC	3,962,337	7,750,617
BP PLC	3,816,217	22,789,434
Glencore PLC(2)	713,658	4,870,086
12

	Shares	Value
GSK PLC	467,128	$7,943,072
HSBC Holdings PLC	4,175,010	25,579,203
Legal & General Group PLC	3,204,738	9,830,839
NatWest Group PLC	1,533,588	4,877,286
Reckitt Benckiser Group PLC	103,326	7,415,036
Rio Tinto PLC	319,301	21,494,926
Shell PLC	943,989	27,626,593
Tesco PLC	5,342,819	14,720,794
Unilever PLC	501,627	25,081,913
Vodafone Group PLC	8,831,128	9,781,900
		255,683,633
United States — 0.5%
CF Industries Holdings, Inc.	27,711	2,998,053
NXP Semiconductors NV	19,663	3,457,542
		6,455,595
TOTAL COMMON STOCKS (Cost $1,267,071,628)		1,321,086,617
SHORT-TERM INVESTMENTS — 5.4%
Money Market Funds — 5.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class	2,731	2,731
State Street Navigator Securities Lending Government Money Market Portfolio(3)	65,904,779	65,904,779
		65,907,510
Repurchase Agreements — 0.4%
BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 2.00% - 3.375%, 2/15/25 - 5/15/51, valued at $1,535,474), in a joint trading account at 3.74%, dated 11/30/22, due 12/1/22 (Delivery value $1,506,921)		1,506,764
Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 1.125%, 2/15/31, valued at $4,430,946), at 3.77%, dated 11/30/22, due 12/1/22 (Delivery value $4,344,455)		4,344,000
		5,850,764
TOTAL SHORT-TERM INVESTMENTS (Cost $71,758,274)		71,758,274
TOTAL INVESTMENT SECURITIES—105.2% (Cost $1,338,829,902)		1,392,844,891
OTHER ASSETS AND LIABILITIES — (5.2)%		(69,331,375)
TOTAL NET ASSETS — 100.0%		$1,323,513,516

13

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Financials	28.2%
Industrials	12.5%
Materials	11.1%
Energy	10.9%
Health Care	8.8%
Consumer Staples	8.3%
Consumer Discretionary	7.2%
Communication Services	4.5%
Utilities	4.3%
Information Technology	2.5%
Real Estate	1.5%
Short-Term Investments	5.4%
Other Assets and Liabilities	(5.2)%

NOTES TO SCHEDULE OF INVESTMENTS
(1)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $88,727,290. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(2)Non-income producing.
(3)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $93,813,728, which includes securities collateral of $27,908,949.

See Notes to Financial Statements.
14

Statement of Assets and Liabilities

NOVEMBER 30, 2022
Assets
Investment securities, at value (cost of $1,272,925,123) — including $88,727,290 of securities on loan	$1,326,940,112
Investment made with cash collateral received for securities on loan, at value (cost of $65,904,779)	65,904,779
Total investment securities, at value (cost of $1,338,829,902)	1,392,844,891
Foreign currency holdings, at value (cost of $233,338)	234,886
Receivable for capital shares sold	326,851
Dividends and interest receivable	10,331,290
Securities lending receivable	55,893
1,403,793,811

Liabilities
Payable for collateral received for securities on loan	65,904,779
Payable for capital shares redeemed	14,034,955
Accrued management fees	221,482
Distribution and service fees payable	1,700
Accrued foreign withholding tax reclaim expenses	114,335
Accrued other expenses	3,044
80,280,295

Net Assets	$1,323,513,516

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,447,392,991
Distributable earnings	(123,879,475)
$1,323,513,516

	Net Assets	Shares Outstanding	Net Asset Value Per Share*
Investor Class, $0.01 Par Value	$209,685,149	27,992,938	$7.49
I Class, $0.01 Par Value	$51,756,389	6,922,311	$7.48
A Class, $0.01 Par Value	$5,527,302	733,430	$7.54
C Class, $0.01 Par Value	$379,477	50,607	$7.50
R Class, $0.01 Par Value	$774,739	103,268	$7.50
R6 Class, $0.01 Par Value	$775,575	103,745	$7.48
G Class, $0.01 Par Value	$1,054,614,885	140,215,995	$7.52
*Maximum offering price per share was equal to the net asset value per share for all share classes, except Class A, for which the maximum offering price per share was $8.00 (net asset value divided by 0.9425). A contingent deferred sales charge may be imposed on redemptions of Class A and Class C.

See Notes to Financial Statements.
15

Statement of Operations

YEAR ENDED NOVEMBER 30, 2022
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $3,649,497)	$46,559,595
Interest	296,980
Securities lending, net	279,093
47,135,668

Expenses:
Management fees	6,403,070
Distribution and service fees:
A Class	14,365
C Class	5,351
R Class	3,733
Directors' fees and expenses	23,756
Foreign withholding tax reclaim expenses	267,889
Other expenses	8,356
6,726,520
Fees waived - G Class	(4,506,373)
2,220,147

Net investment income (loss)	44,915,521

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(107,873,496)
Futures contract transactions	(947,776)
Foreign currency translation transactions	(1,216,453)
(110,037,725)

Change in net unrealized appreciation (depreciation) on:
Investments	21,464,398
Translation of assets and liabilities in foreign currencies	457,576
21,921,974

Net realized and unrealized gain (loss)	(88,115,751)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(43,200,230)

See Notes to Financial Statements.
16

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2022 AND NOVEMBER 30, 2021
Increase (Decrease) in Net Assets	November 30, 2022	November 30, 2021
Operations
Net investment income (loss)	$44,915,521	$1,730,915
Net realized gain (loss)	(110,037,725)	4,241,108
Change in net unrealized appreciation (depreciation)	21,921,974	(1,842,188)
Net increase (decrease) in net assets resulting from operations	(43,200,230)	4,129,835

Distributions to Shareholders
From earnings:
Investor Class	(699,499)	(310,577)
I Class	(2,345,967)	(835,020)
A Class	(279,208)	(125,340)
C Class	(24,071)	(8,358)
R Class	(35,572)	(14,024)
R6 Class	(40,515)	(25,537)
G Class	(34)	—
Decrease in net assets from distributions	(3,424,866)	(1,318,856)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	1,299,648,521	16,171,205

Net increase (decrease) in net assets	1,253,023,425	18,982,184

Net Assets
Beginning of period	70,490,091	51,507,907
End of period	$1,323,513,516	$70,490,091

See Notes to Financial Statements.
17

Notes to Financial Statements

NOVEMBER 30, 2022

1. Organization

American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. International Value Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth.

The fund offers the Investor Class, I Class, A Class, C Class, R Class, R6 Class and G Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. Sale of the G Class commenced on April 1, 2022.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Directors oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange.

If the valuation designee determines that the market price for a portfolio security is not readily available or is believed by the valuation designee to be unreliable, such security is valued at fair value as determined in good faith by the valuation designee, in accordance with its policies and procedures. Circumstances that may cause the fund to determine that market quotations are not available or reliable include, but are not limited to: when there is a significant event subsequent to the market quotation; trading in a security has been halted during the trading day; or trading in a security is insufficient or did not take place due to a closure or holiday.

18

The valuation designee monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; regulatory news, governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The valuation designee also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that it deems appropriate. The valuation designee may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

19

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of November 30, 2022.

Remaining Contractual Maturity of Agreements
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions(1)
Common Stocks	$65,904,779	—	—	—	$65,904,779
Gross amount of recognized liabilities for securities lending transactions					$65,904,779
(1)Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 55% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

20

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The investment advisor agreed to waive the G Class's management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Directors.

The annual management fee for each class is as follows:

Investor Class	I Class	A Class	C Class	R Class	R6 Class	G Class
1.10%	0.90%	1.10%	1.10%	1.10%	0.75%	0.00%(1)
(1)Annual management fee before waiver was 0.75%.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended November 30, 2022 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Foreign Withholding Tax Reclaim Expenses — The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The fund may incur expenses in association with recovery of such taxes. The impact of foreign withholding tax reclaim expenses to the ratio of operating expenses to average net assets was 0.03% for the period ended November 30, 2022.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $3,601,615 and $1,603,823, respectively. The effect of interfund transactions on the Statement of Operations was $(647,590) in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended November 30, 2022 were $1,277,165,795 and $1,177,184,510, respectively.

21

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended November 30, 2022(1)		Year ended November 30, 2021
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	280,000,000		40,000,000
Sold	527,783	$4,205,239	557,197	$4,873,094
Issued in connection with reorganization (Note 10)	26,602,023	207,432,134	—	—
Issued in reinvestment of distributions	82,397	677,909	35,319	300,929
Redeemed	(990,344)	(7,470,698)	(436,726)	(3,831,229)
	26,221,859	204,844,584	155,790	1,342,794
I Class/Shares Authorized	40,000,000		40,000,000
Sold	2,201,111	16,118,089	2,185,152	19,237,408
Issued in reinvestment of distributions	285,829	2,345,524	98,238	835,020
Redeemed	(1,169,113)	(8,828,294)	(507,317)	(4,453,793)
	1,317,827	9,635,319	1,776,073	15,618,635
A Class/Shares Authorized	30,000,000		30,000,000
Sold	40,645	296,546	70,665	618,269
Issued in reinvestment of distributions	33,420	277,341	14,498	124,535
Redeemed	(101,701)	(774,855)	(109,426)	(962,671)
	(27,636)	(200,968)	(24,263)	(219,867)
C Class/Shares Authorized	25,000,000		30,000,000
Sold	1,457	11,252	11,368	97,302
Issued in reinvestment of distributions	2,898	24,071	974	8,358
Redeemed	(41,469)	(322,106)	(43,057)	(372,648)
	(37,114)	(286,783)	(30,715)	(266,988)
R Class/Shares Authorized	25,000,000		30,000,000
Sold	26,779	207,175	26,160	231,046
Issued in reinvestment of distributions	4,288	35,501	1,328	11,483
Redeemed	(34,390)	(283,856)	(29,232)	(254,388)
	(3,323)	(41,180)	(1,744)	(11,859)
R6 Class/Shares Authorized	40,000,000		45,000,000
Sold	27,230	211,421	164,202	1,458,253
Issued in reinvestment of distributions	4,941	40,515	3,008	25,537
Redeemed	(22,473)	(181,360)	(204,652)	(1,775,300)
	9,698	70,576	(37,442)	(291,510)
G Class/Shares Authorized	925,000,000		N/A
Sold	11,949,751	83,412,748
Issued in connection with reorganization (Note 10)	138,420,662	1,077,211,960
Issued in reinvestment of distributions	4	34
Redeemed	(10,154,422)	(74,997,769)
	140,215,995	1,085,626,973
Net increase (decrease)	167,697,306	$1,299,648,521	1,837,699	$16,171,205
(1)April 1, 2022 (commencement of sale) through November 30, 2022 for the G Class.
22

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund's portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$18,884,153	$1,302,202,464	—
Short-Term Investments	65,907,510	5,850,764	—
	$84,791,663	$1,308,053,228	—

7. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to equity price risk derivative instruments held during the period was $2,089,620 futures contracts purchased and $15,189,221 futures contracts sold.

At period end, the fund did not have any derivative instruments disclosed on the Statement of Assets and Liabilities. For the year ended November 30, 2022, the effect of equity price risk derivative instruments on the Statement of Operations was $(947,776) in net realized gain (loss) on futures contract transactions.

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

23

The majority of the fund is owned by a relatively small number of shareholders. To the extent that a large shareholder (including a fund of funds) invests in the fund, the fund may experience relatively large redemptions as such shareholder reallocates its assets. In the event of a large shareholder redemption, the ongoing operations of the fund may be at risk.

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing in emerging markets or a significant portion of assets in one country or region may accentuate these risks.

The fund invests in common stocks of small companies. Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

The fund's investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

9. Federal Tax Information

On December 21, 2022, the fund declared and paid the following per-share distributions from net investment income to shareholders of record on December 20, 2022:

Investor Class	I Class	A Class	C Class	R Class	R6 Class	G Class
$0.1860	$0.1964	$0.1731	$0.1343	$0.1602	$0.2042	$0.2430

The tax character of distributions paid during the years ended November 30, 2022 and November 30, 2021 were as follows:

	2022	2021
Distributions Paid From
Ordinary income	$3,424,866	$1,318,856
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

The reclassifications, which are primarily due to merger adjustments, were made to capital $106,296,933 and distributable earnings $(106,296,933).

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$1,348,302,893
Gross tax appreciation of investments	$97,835,289
Gross tax depreciation of investments	(53,293,291)
Net tax appreciation (depreciation) of investments	44,541,998
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(21,742)
Net tax appreciation (depreciation)	$44,520,256
Undistributed ordinary income	$43,911,545
Accumulated short-term capital losses	$(195,385,665)
Accumulated long-term capital losses	$(16,925,611)

24

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. As a result of a shift in ownership, the utilization of these capital losses in any given year are limited. Any remaining accumulated gains after application of this limitation will be distributed to shareholders.

10. Reorganization

On December 2, 2021, the Board of Directors approved an agreement and plan of reorganization (the reorganization), whereby the net assets of NT International Value Fund, one fund in a series issued by the corporation, were transferred to International Value Fund in exchange for shares of International Value Fund. The purpose of the transaction was to combine two funds with substantially similar investment objectives and strategies. The financial statements and performance history of International Value Fund survived after the reorganization. The reorganization was effective at the close of the NYSE on April 22, 2022.

The reorganization was accomplished by a tax-free exchange of shares. On April 22, 2022, NT International Value Fund exchanged its shares for shares of International Value Fund as follows:

Original Fund/Class	Shares Exchanged	New Fund/Class	Shares Received
NT International Value Fund – Investor Class	23,686,733	International Value Fund –Investor Class	26,602,023
NT International Value Fund – G Class	122,935,246	International Value Fund – G Class	138,420,662

The net assets of NT International Value Fund and International Value Fund immediately before the reorganization were $1,284,644,094 and $71,057,510, respectively. NT International Value Fund's unrealized appreciation of $29,633,766 was combined with that of International Value Fund. Immediately after the reorganization, the combined net assets were $1,355,701,604.

Assuming the reorganization had been completed on December 1, 2021, the beginning of the annual reporting period, the pro forma results of operations for the period ended November 30, 2022 are as follows:

Net investment income (loss)	$66,220,228
Net realized and unrealized gain (loss)	(133,494,908)
Net increase (decrease) in net assets resulting from operations	$(67,274,680)

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of NT International Value Fund that have been included in the fund’s Statement of Operations since April 22, 2022.
25

Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2022	$8.37	0.35	(0.84)	(0.49)	(0.39)	$7.49	(6.24)%	1.14%	1.14%	4.89%	4.89%	151%	$209,685
2021	$7.82	0.23	0.50	0.73	(0.18)	$8.37	9.30%	1.10%	1.10%	2.57%	2.57%	124%	$14,827
2020	$7.57	0.15	0.33	0.48	(0.23)	$7.82	6.69%	1.21%	1.22%	2.16%	2.15%	91%	$12,633
2019	$7.61	0.23	0.02	0.25	(0.29)	$7.57	3.41%	1.34%	1.34%	3.13%	3.13%	87%	$9,136
2018	$8.96	0.21	(1.27)	(1.06)	(0.29)	$7.61	(12.25)%	1.30%	1.30%	2.56%	2.56%	80%	$11,008
I Class
2022	$8.36	0.33	(0.80)	(0.47)	(0.41)	$7.48	(6.04)%	0.94%	0.94%	5.09%	5.09%	151%	$51,756
2021	$7.81	0.24	0.51	0.75	(0.20)	$8.36	9.54%	0.90%	0.90%	2.77%	2.77%	124%	$46,842
2020	$7.57	0.16	0.33	0.49	(0.25)	$7.81	6.93%	1.01%	1.02%	2.36%	2.35%	91%	$29,898
2019	$7.62	0.25	0.01	0.26	(0.31)	$7.57	3.53%	1.14%	1.14%	3.33%	3.33%	87%	$18,981
2018	$8.97	0.22	(1.26)	(1.04)	(0.31)	$7.62	(12.05)%	1.10%	1.10%	2.76%	2.76%	80%	$7,434
A Class
2022	$8.42	0.30	(0.81)	(0.51)	(0.37)	$7.54	(6.46)%	1.39%	1.39%	4.64%	4.64%	151%	$5,527
2021	$7.86	0.20	0.52	0.72	(0.16)	$8.42	9.10%	1.35%	1.35%	2.32%	2.32%	124%	$6,407
2020	$7.60	0.13	0.33	0.46	(0.20)	$7.86	6.32%	1.46%	1.47%	1.91%	1.90%	91%	$6,176
2019	$7.64	0.22	0.01	0.23	(0.27)	$7.60	3.08%	1.59%	1.59%	2.88%	2.88%	87%	$6,532
2018	$8.99	0.19	(1.27)	(1.08)	(0.27)	$7.64	(12.43)%	1.55%	1.55%	2.31%	2.31%	80%	$7,651

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2022	$8.37	0.23	(0.80)	(0.57)	(0.30)	$7.50	(7.13)%	2.14%	2.14%	3.89%	3.89%	151%	$379
2021	$7.82	0.12	0.52	0.64	(0.09)	$8.37	8.19%	2.10%	2.10%	1.57%	1.57%	124%	$734
2020	$7.51	0.07	0.34	0.41	(0.10)	$7.82	5.65%	2.21%	2.22%	1.16%	1.15%	91%	$926
2019	$7.54	0.16	0.01	0.17	(0.20)	$7.51	2.29%	2.34%	2.34%	2.13%	2.13%	87%	$1,400
2018	$8.87	0.13	(1.26)	(1.13)	(0.20)	$7.54	(13.04)%	2.30%	2.30%	1.56%	1.56%	80%	$2,224
R Class
2022	$8.38	0.27	(0.81)	(0.54)	(0.34)	$7.50	(6.74)%	1.64%	1.64%	4.39%	4.39%	151%	$775
2021	$7.83	0.18	0.51	0.69	(0.14)	$8.38	8.73%	1.60%	1.60%	2.07%	2.07%	124%	$893
2020	$7.55	0.12	0.33	0.45	(0.17)	$7.83	6.16%	1.71%	1.72%	1.66%	1.65%	91%	$848
2019	$7.58	0.19	0.02	0.21	(0.24)	$7.55	2.91%	1.84%	1.84%	2.63%	2.63%	87%	$575
2018	$8.93	0.18	(1.29)	(1.11)	(0.24)	$7.58	(12.74)%	1.80%	1.80%	2.06%	2.06%	80%	$672
R6 Class
2022	$8.36	0.34	(0.80)	(0.46)	(0.42)	$7.48	(5.89)%	0.79%	0.79%	5.24%	5.24%	151%	$776
2021	$7.81	0.27	0.49	0.76	(0.21)	$8.36	9.71%	0.75%	0.75%	2.92%	2.92%	124%	$786
2020	$7.58	0.18	0.32	0.50	(0.27)	$7.81	7.08%	0.86%	0.87%	2.51%	2.50%	91%	$1,027
2019	$7.63	0.26	0.01	0.27	(0.32)	$7.58	3.72%	0.99%	0.99%	3.48%	3.48%	87%	$6,513
2018	$8.98	0.26	(1.29)	(1.03)	(0.32)	$7.63	(11.91)%	0.95%	0.95%	2.91%	2.91%	80%	$16,485
G Class
2022(3)	$8.18	0.28	(0.83)	(0.55)	(0.11)	$7.52	(6.80)%	0.03%(4)	0.78%(4)	6.05%(4)	5.30%(4)	151%(5)	$1,054,615

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)April 1, 2022 (commencement of sale) through November 30, 2022.
(4)Annualized.
(5)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended November 30, 2022.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century World Mutual Funds, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of International Value Fund (the “Fund”), one of the funds constituting the American Century World Mutual Funds, Inc., as of November 30, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of International Value Fund of the American Century World Mutual Funds, Inc. as of November 30, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
January 17, 2023

We have served as the auditor of one or more American Century investment companies since 1997.

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire on December 31 of the year in which they reach their 75th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	64	None
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	64	Alleghany Corporation (2021 to 2022)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	64	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	64	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	64	MGP Ingredients, Inc. (2019 to 2021)
Jan M. Lewis (1957)	Director and Board Chair	Since 2011 (Board Chair since 2022)	Retired	64	None
Stephen E. Yates (1948)	Director	Since 2012	Retired	108	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	142	None
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS, (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present). Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

Approval of Management Agreement

At a meeting held on June 29, 2022, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act of 1940 (the “Investment Company Act”), contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s Directors, including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed data and information compiled by the Advisor and certain independent data providers concerning the Fund. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor and its affiliates included, but was not limited to, the following:

•the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund including without limitation portfolio management and trading services, shareholder and intermediary services, compliance and legal services, fund accounting and financial reporting, and fund share distribution;
•the wide range of other programs and services provided to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance, including data comparing the Fund's performance to an appropriate benchmark(s) and peer group of other mutual funds with similar investment objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similarly-managed funds;
•the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;
•the Advisor’s strategic plans, generally, and with respect to the ongoing impact of the COVID-19 pandemic response, heightened areas of interest in the mutual fund industry and recent geopolitical issues;
•the Advisor’s business continuity plans, vendor management practices, and cyber security practices;
•financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;
•possible economies of scale associated with the Advisor’s management of the Fund and other accounts;
•services provided and charges to the Advisor's other investment management clients;
•acquired fund fees and expenses;
•payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and
•possible collateral benefits to the Advisor from the management of the Fund.

The Board held four meetings to consider the renewal. The independent Directors also met in private session multiple times to review and discuss the information provided in response to their request. The independent Directors held active discussions with the Advisor regarding the renewal of the management agreement, requesting supplemental information, and reviewing information provided by the Advisor in response thereto. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services which include, without limitation, the following:

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•liquidity monitoring and management
•risk management, including cyber security
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Directors’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and principal investment strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of Fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any actions being taken to improve performance, and may conduct special reviews until performance improves. The Fund’s performance was above its benchmark for the three-, five-, and ten-year periods and below its benchmark for the one-year period reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through its various committees, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is sharing economies of scale, to the extent they exist, through its fee structure, and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders enhanced and expanded content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than securities transaction expenses, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Investment Company Act Rule 12b-1. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer expense universe. In addition, the Board reviewed the Fund’s position relative to the narrower set of its expense group peers. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. To the extent there are potential collateral benefits, the Board has been advised and has taken this into consideration in its review of the management contract with the Fund. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the terms of the management agreement are fair and reasonable and that the management fee charged to the Fund is reasonable in light of the services provided and that the management agreement between the Fund and the Advisor should be renewed for an additional one-year period.

Proxy Voting Results

A special meeting of shareholders was held on October 13, 2022, to vote on the following proposal. The proposal received the required votes and was adopted. A summary of voting results is listed below.

To elect five directors to the Board of Directors of American Century World Mutual Funds, Inc.:

	Affirmative	Withhold
Brian Bulatao	$5,038,086,505	$96,122,848
Chris H. Cheesman	$5,044,845,654	$89,363,699
Rajesh K. Gupta	$5,040,147,195	$94,062,158
Lynn M. Jenkins	$5,034,492,760	$99,716,593
Gary C. Meltzer	$5,042,384,480	$91,824,873

The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Thomas W. Bunn, Barry Fink, Jan M. Lewis, and Stephen E. Yates.

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding at the IRS default rate of 10%.* Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
You may elect a different withholding rate, or request zero withholding, by submitting an acceptable IRS Form W-4R election with your distribution request. You may notify us of your W-4R election by telephone, on our distribution forms, on IRS Form W-4R, or through other acceptable electronic means. If your withholding election is for an automatic withdrawal plan, you have the right to revoke your election at any time and any election you make will remain in effect until revoked by filing a new election.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld according to state regulations if, at the time of your distribution, your tax residency is within one of the mandatory withholding states.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These portfolio holdings are available on the fund's website at americancentury.com and, upon request, by calling 1-800-345-2021. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended November 30, 2022.

For corporate taxpayers, the fund hereby designates $777,981, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended November 30, 2022 as qualified for the corporate dividends received deduction.

For the fiscal year ended November 30, 2022, the fund intends to pass through to shareholders foreign source income of $41,345,429 and foreign taxes paid of $1,411,585, or up to the maximum amount allowable, as a foreign tax credit. Foreign source income and foreign tax expense per outstanding share on November 30, 2022 are $0.2348 and $0.0080, respectively.

Notes

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century World Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2023 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91029 2301

Annual Report

November 30, 2022

Non-U.S. Intrinsic Value Fund
Investor Class (ANTUX)
I Class (ANVHX)
A Class (ANVLX)
R Class (ANVRX)
R6 Class (ANVMX)
G Class (ANTGX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ending November 30, 2022. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

High Inflation, Rising Rates Fueled Volatility

The global economic and investment backdrops faced several challenges during the 12-month period. Concerns began to surface early in the fiscal year, as central banks finally admitted inflation was entrenched rather than transitory. Investors grew more cautious amid growing expectations for less accommodative monetary policy in the new year.

By early 2022, inflation soared to levels last seen in the early 1980s. Massive fiscal and monetary support unleashed during the pandemic was partly to blame. In addition, escalating energy prices, supply chain breakdowns, labor market shortages and Russia’s invasion of Ukraine further aggravated the inflation backdrop, particularly in Europe.

The Bank of England responded to surging inflation in late 2021 with a 0.15 percentage point rate hike. Policymakers raised rates another 2.75 percentage points through the end of November. The Federal Reserve waited until March 2022 to launch its inflation-fighting campaign, hiking rates 3.75 percentage points by period-end. Meanwhile, the European Central Bank (ECB) held off until July. Facing record-high inflation, the ECB raised rates 2 percentage points through November.

In addition to advancing recession risk, the combination of elevated inflation and hawkish central banks led to losses for most developed and emerging markets stock indices. A late-period rally, triggered by expectations for central banks to slow their pace of tightening, helped stocks recover some earlier losses. Overall, developed markets stocks generally fared better than emerging markets stocks, and the value style generally outpaced the growth style.

Staying Disciplined in Uncertain Times

We expect market volatility to linger as investors navigate a complex environment of high inflation, rising interest rates and economic uncertainty. In addition, Russia’s invasion of Ukraine complicates an increasingly tense geopolitical backdrop and threatens global energy markets. We will continue to monitor this evolving situation and what it broadly means for investors across asset classes.

We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
2

Performance

Total Returns as of November 30, 2022
			Average Annual Returns
	Ticker Symbol	1 year	Since Inception	Inception Date
Investor Class	ANTUX	-5.03%	-0.40%	12/6/18
MSCI ACWI ex-U.S. Index	—	-11.87%	4.71%	—
I Class	ANVHX	-4.81%	-1.93%	12/3/19
A Class	ANVLX			12/3/19
No sales charge		-5.28%	-2.38%
With sales charge		-10.72%	-4.29%
R Class	ANVRX	-5.43%	-2.62%	12/3/19
R6 Class	ANVMX	-4.70%	-1.80%	12/3/19
G Class	ANTGX	-3.94%	0.86%	12/6/18
G Class returns would have been lower if a portion of the fees had not been waived.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
3

Growth of $10,000 Over Life of Class
$10,000 investment made December 6, 2018
Performance for other share classes will vary due to differences in fee structure.

Value on November 30, 2022
Investor Class — $9,840

MSCI ACWI ex-U.S. Index — $12,014

Total Annual Fund Operating Expenses
Investor Class	I Class	A Class	R Class	R6 Class	G Class
1.16%	0.96%	1.41%	1.66%	0.81%	0.81%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
4

Portfolio Commentary

Portfolio Managers: Alvin Polit and Jonathan Veiga

Performance Summary

Non-U.S. Intrinsic Value declined -5.03%* for the 12 months ended November 30, 2022. The fund’s benchmark, the MSCI ACWI ex-U.S. Index, declined -11.87% for the same time period. The fund’s return reflects operating expenses, while the index’s return does not.

Several of our positions in the health care, financials and industrials sectors contributed to the fund’s outperformance relative to the benchmark. Our overweights to the health care and financials sectors relative to the benchmark were also beneficial. On the other hand, stock selection in the materials sector weighed on performance. The fund’s underweight to the energy sector also pressured relative results, as the energy sector was buoyed by higher oil prices.

Health Care, Financials and Industrials Were Areas of Strength

Within the health care sector, holdings in the pharmaceuticals industry positively impacted relative performance. U.K.-based AstraZeneca was a key contributor, due in part to Britain’s approval of AstraZeneca’s antibody-based COVID-19 treatment called Evusheld. The company also reported solid financial results, driven by strength in its oncology segment. Takeda Pharmaceutical was another notable contributor. This Japan-based multinational pharmaceutical company also reported strong financial results, driven by notable growth for several of its products. Furthermore, Takeda stated that it expects to meet its full-year guidance.

As interest rates moved higher, several holdings in the financials sector contributed to the portfolio’s outperformance relative to the benchmark, particularly in the banking industry. Banco do Brasil outperformed after this Brazil-based bank announced better-than-expected quarterly results and a higher full-year earnings forecast, driven by a rise in net interest income and cost control measures. Standard Chartered and Banco Bilbao Vizcaya Argentaria were other key contributors. Standard Chartered, a U.K.-based bank with a focus on emerging markets, reported a jump in profits, driven by higher interest rates. Spain-based Banco Bilbao Vizcaya Argentaria also reported strong financial results due to growth in loans, new customers, net interest income and fees.

In addition, our choice of investments in the industrials sector buoyed the fund’s results. Turkiye Sise ve Cam Fabrikalari, a glass producer based in Turkey, was a key contributor. Its shares were buoyed by the company’s strong growth. We exited this position as it approached our intrinsic value estimate and due to our increased concerns about challenges facing its operations in Russia. We also anticipate demand headwinds in Turkey as consumers and businesses face inflationary pressures.

Materials and Energy Detracted

Security selection in the materials sector negatively impacted performance, due primarily to our position in MMC Norilsk Nickel, a nickel and palladium mining company based in Russia. Following Russia’s invasion of Ukraine, the company’s shares were unable to be traded, and it is uncertain at this time whether we will realize any value from our interest. We still hold the position, but it is priced at close to zero in light of the uncertainty around trading.

It has been difficult for us to find energy holdings that meet our valuation criteria, resulting in an underweight to the energy sector relative to the benchmark. Many energy companies delivered

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.
5

strong returns during the reporting period as the price of oil rose, so our underweight in the sector weighed on relative results.

Furthermore, Continental, ASOS and Taylor Wimpey were key individual detractors during the quarter. Continental, a Germany-based automotive parts supplier, was pressured by supply chain issues, fears of recession and concerns about energy shortages in the European Union. Shares of ASOS, a U.K.-based online fashion retailer, plunged after the company cut its outlook for the remainder of the year as it anticipated a downturn in sales due to inflationary pressure. In addition, Taylor Wimpey, a U.K.-based homebuilder, was negatively impacted by concerns about falling demand for new homes in the U.K. in the face of rising interest rates, inflation and threats of a recession.

Portfolio Positioning

The portfolio continues to invest in companies where we believe the fundamentals are not being fully reflected by the market. Our process is conducted purely on a bottom-up basis, but broad themes have emerged.

As of November 30, 2022, the portfolio’s notable sector overweights include consumer discretionary and health care. Within the consumer discretionary sector, we own several stocks in the automobiles industry that we believe are undervalued. According to our analysis, the automobile manufacturers we own offer stronger balance sheets, better brands and more favorable technology relative to their peers, putting them in a position to thrive as the industry transitions to electric and autonomous vehicles. In addition to automobiles, we hold positions in a variety of other industries in consumer discretionary, including the auto components and household durables industries. We have also identified opportunities in the health care sector. More specifically, we hold positions in the pharmaceuticals industry that we believe offer diversified revenue streams, durable business models and solid pipelines accompanied by compelling valuations.

On the other hand, we see limited opportunities in the information technology sector. Our investment process focuses on earnings sustainability over long time periods, but technology is prone to obsolescence risk and short product life cycles. However, we have exposure to select companies commonly referred to as technology companies by the media but classified by the Global Industry Classification Standard as consumer discretionary or communication services. While some of these companies, including those based in China, have been pressured by regulatory risk, we believe they offer attractive valuations and durable businesses. In addition, we ended the period with no exposure to the consumer staples sector. Investors have flocked to consumer staples stocks due to the more durable revenue streams offered by many of these businesses, driving valuations up to levels that do not meet our valuation criteria. The portfolio also ended the period with no exposure to the energy, utilities and real estate sectors.

On a regional basis, we ended the period with an overweight in Europe and underweights in Asia and emerging markets relative to the benchmark. Within Europe, some of our largest country overweights include the U.K., France and Germany, where we have identified opportunities across sectors that we believe offer compelling value opportunities, partly due to the strong U.S. dollar. While we are underweight in emerging markets overall, our bottom-up, value-oriented investment approach has led us to holdings in a few emerging markets countries, including China, Brazil and South Korea.
6

Fund Characteristics

NOVEMBER 30, 2022
Types of Investments in Portfolio	% of net assets
Common Stocks	99.3%
Short-Term Investments	0.4%
Other Assets and Liabilities	0.3%

Top Five Countries	% of net assets
United Kingdom	28.0%
France	16.9%
Germany	13.6%
China	11.0%
Canada	5.0%
7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2022 to November 30, 2022.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments mutual fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
8

	Beginning Account Value 6/1/22	Ending Account Value 11/30/22	Expenses Paid During Period(1) 6/1/22 - 11/30/22	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$954.80	$5.73	1.17%
I Class	$1,000	$956.90	$4.76	0.97%
A Class	$1,000	$954.70	$6.96	1.42%
R Class	$1,000	$953.60	$8.18	1.67%
R6 Class	$1,000	$956.60	$4.02	0.82%
G Class	$1,000	$960.50	$0.10	0.02%
Hypothetical
Investor Class	$1,000	$1,019.20	$5.92	1.17%
I Class	$1,000	$1,020.21	$4.91	0.97%
A Class	$1,000	$1,017.95	$7.18	1.42%
R Class	$1,000	$1,016.70	$8.44	1.67%
R6 Class	$1,000	$1,020.96	$4.15	0.82%
G Class	$1,000	$1,024.97	$0.10	0.02%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
9

Schedule of Investments

NOVEMBER 30, 2022

	Shares	Value
COMMON STOCKS — 99.3%
Belgium — 1.9%
UCB SA	140,112	$11,309,356
Brazil — 4.0%
Banco Bradesco SA	4,696,926	12,182,763
Banco do Brasil SA	1,756,500	11,992,407
		24,175,170
Canada — 5.0%
ERO Copper Corp.(1)	1,092,413	13,830,274
Linamar Corp.	337,310	16,557,692
		30,387,966
China — 11.0%
Alibaba Group Holding Ltd.(1)	1,401,200	15,249,475
Autohome, Inc., ADR	353,368	10,565,703
Baidu, Inc., Class A(1)	968,450	13,069,826
JD.com, Inc., Class A	341,114	9,738,044
Tencent Holdings Ltd.	468,800	17,728,278
		66,351,326
France — 16.9%
BNP Paribas SA	289,915	16,290,905
Cie de Saint-Gobain	368,001	16,969,096
Eiffage SA	122,965	12,107,608
Publicis Groupe SA(1)	227,007	14,940,786
Rexel SA(1)	611,575	11,238,496
Sanofi	251,736	22,739,131
Sanofi, ADR	183,985	8,343,720
		102,629,742
Germany — 13.6%
Bayerische Motoren Werke AG	369,086	33,512,508
Continental AG	326,988	19,789,385
Mercedes-Benz Group AG	428,412	29,107,681
		82,409,574
Italy — 2.7%
UniCredit SpA	1,210,827	16,537,375
Japan — 4.7%
SUMCO Corp.	812,400	12,154,733
Takeda Pharmaceutical Co. Ltd.	503,800	14,813,344
Yamazen Corp.	209,600	1,533,748
		28,501,825
Netherlands — 1.5%
Aegon NV	1,835,707	8,999,489
Russia(2)†
MMC Norilsk Nickel PJSC	76,933	—
South Korea — 3.3%
Hyundai Mobis Co. Ltd.	56,454	9,240,307
Samsung Electronics Co. Ltd.	229,469	10,822,286
		20,062,593
10

	Shares	Value
Spain — 4.1%
Banco Bilbao Vizcaya Argentaria SA	3,165,928	$18,656,946
Indra Sistemas SA	595,633	6,126,257
		24,783,203
Sweden — 0.5%
Electrolux AB, B Shares	203,236	2,906,625
Switzerland — 2.1%
Novartis AG	145,876	12,976,332
United Kingdom — 28.0%
ASOS PLC(1)	927,059	7,238,953
AstraZeneca PLC, ADR	439,899	29,899,935
Barclays PLC	10,377,640	20,299,413
Barratt Developments PLC	2,525,512	12,212,805
GSK PLC	1,740,297	29,592,111
Hikma Pharmaceuticals PLC	699,887	12,826,316
Kingfisher PLC	3,037,025	8,881,471
Standard Chartered PLC	1,819,671	13,554,796
Taylor Wimpey PLC	11,315,110	14,261,896
WPP PLC	2,007,344	21,096,548
		169,864,244
TOTAL COMMON STOCKS (Cost $621,906,493)		601,894,820
SHORT-TERM INVESTMENTS — 0.4%
Money Market Funds†
State Street Institutional U.S. Government Money Market Fund, Premier Class	1,940	1,940
Repurchase Agreements — 0.4%
BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 2.00% - 3.375%, 2/15/25 - 5/15/51, valued at $596,968), in a joint trading account at 3.74%, dated 11/30/22, due 12/1/22 (Delivery value $585,867)		585,806
Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.875%, 11/30/29, valued at $1,721,785), at 3.77%, dated 11/30/22, due 12/1/22 (Delivery value $1,688,177)		1,688,000
		2,273,806
TOTAL SHORT-TERM INVESTMENTS (Cost $2,275,746)		2,275,746
TOTAL INVESTMENT SECURITIES—99.7% (Cost $624,182,239)		604,170,566
OTHER ASSETS AND LIABILITIES — 0.3%		1,531,058
TOTAL NET ASSETS — 100.0%		$605,701,624

11

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Consumer Discretionary	29.5%
Health Care	23.4%
Financials	19.5%
Communication Services	12.9%
Industrials	6.9%
Information Technology	4.8%
Materials	2.3%
Short-Term Investments	0.4%
Other Assets and Liabilities	0.3%

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
†Category is less than 0.05% of total net assets.
(1)Non-income producing.
(2)Securities may be subject to resale, redemption or transferability restrictions.

See Notes to Financial Statements.
12

Statement of Assets and Liabilities

NOVEMBER 30, 2022
Assets
Investment securities, at value (cost of $624,182,239)	$604,170,566
Foreign currency holdings, at value (cost of $1,386,600)	769
Receivable for investments sold	13,669,933
Receivable for capital shares sold	74,018
Dividends and interest receivable	2,740,588
620,655,874

Liabilities
Payable for investments purchased	10,692,341
Payable for capital shares redeemed	4,073,339
Accrued management fees	129,169
Accrued other expenses	59,401
14,954,250

Net Assets	$605,701,624

Net Assets Consist of:
Capital (par value and paid-in surplus)	$608,064,765
Distributable earnings	(2,363,141)
$605,701,624

	Net Assets	Shares Outstanding	Net Asset Value Per Share*
Investor Class, $0.01 Par Value	$138,382,466	15,589,224	$8.88
I Class, $0.01 Par Value	$1,376,913	154,918	$8.89
A Class, $0.01 Par Value	$13,731	1,551	$8.85
R Class, $0.01 Par Value	$75,899	8,598	$8.83
R6 Class, $0.01 Par Value	$4,738	524	$9.04
G Class, $0.01 Par Value	$465,847,877	51,800,703	$8.99
*Maximum offering price per share was equal to the net asset value per share for all share classes, except Class A, for which the maximum offering price per share was $9.39 (net asset value divided by 0.9425). A contingent deferred sales charge may be imposed on redemptions of Class A.

See Notes to Financial Statements.
13

Statement of Operations

YEAR ENDED NOVEMBER 30, 2022
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $2,678,924)	$28,813,165
Interest	80,043
28,893,208

Expenses:
Management fees	5,387,785
Distribution and service fees:
A Class	31
R Class	239
Directors' fees and expenses	16,380
Other expenses	68,116
5,472,551
Fees waived - G Class	(3,677,083)
1,795,468

Net investment income (loss)	27,097,740

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(1,242,349)
Foreign currency translation transactions	(556,151)
(1,798,500)

Change in net unrealized appreciation (depreciation) on:
Investments	(42,642,627)
Translation of assets and liabilities in foreign currencies	(1,431,863)
(44,074,490)

Net realized and unrealized gain (loss)	(45,872,990)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(18,775,250)

See Notes to Financial Statements.
14

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2022 AND NOVEMBER 30, 2021
Increase (Decrease) in Net Assets	November 30, 2022	November 30, 2021
Operations
Net investment income (loss)	$27,097,740	$17,849,281
Net realized gain (loss)	(1,798,500)	40,119,497
Change in net unrealized appreciation (depreciation)	(44,074,490)	3,287,730
Net increase (decrease) in net assets resulting from operations	(18,775,250)	61,256,508

Distributions to Shareholders
From earnings:
Investor Class	(7,073,080)	(1,430,575)
I Class	(9,012)	(70)
A Class	(534)	(49)
R Class	(1,406)	(56)
R6 Class	(234)	(75)
G Class	(28,796,193)	(11,626,760)
Decrease in net assets from distributions	(35,880,459)	(13,057,585)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	9,376,069	32,025,752

Net increase (decrease) in net assets	(45,279,640)	80,224,675

Net Assets
Beginning of period	650,981,264	570,756,589
End of period	$605,701,624	$650,981,264

See Notes to Financial Statements.
15

Notes to Financial Statements

NOVEMBER 30, 2022

1. Organization

American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Non-U.S. Intrinsic Value Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek capital appreciation.

The fund offers the Investor Class, I Class, A Class, R Class, R6 Class and G Class. The A Class may incur an initial sales charge and may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Directors oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value.

If the valuation designee determines that the market price for a portfolio security is not readily available or is believed by the valuation designee to be unreliable, such security is valued at fair value as determined in good faith by the valuation designee, in accordance with its policies and procedures. Circumstances that may cause the fund to determine that market quotations are not available or reliable include, but are not limited to: when there is a significant event subsequent to the market quotation; trading in a security has been halted during the trading day; or trading in a security is insufficient or did not take place due to a closure or holiday.

The valuation designee monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; regulatory news, governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The valuation designee also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that it deems appropriate. The valuation designee may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

16

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

17

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 54% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The investment advisor agreed to waive the G Class's management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Directors.

The annual management fee for each class is as follows:

Investor Class	I Class	A Class	R Class	R6 Class	G Class
1.15%	0.95%	1.15%	1.15%	0.80%	0.00%(1)
(1)Annual management fee before waiver was 0.80%.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended November 30, 2022 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended November 30, 2022 were $414,454,948 and $401,455,181, respectively.

18

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended November 30, 2022		Year ended November 30, 2021
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	130,000,000		130,000,000
Sold	1,519,386	$14,748,158	4,534,364	$46,710,028
Issued in reinvestment of distributions	735,130	7,071,954	158,244	1,430,521
Redeemed	(2,336,943)	(20,948,979)	(1,008,137)	(10,047,396)
	(82,427)	871,133	3,684,471	38,093,153
I Class/Shares Authorized	40,000,000		50,000,000
Sold	148,660	1,470,079	19,679	201,790
Issued in reinvestment of distributions	920	8,837	8	70
Redeemed	(14,552)	(120,996)	(296)	(3,012)
	135,028	1,357,920	19,391	198,848
A Class/Shares Authorized	40,000,000		50,000,000
Sold	188	1,500	804	8,716
Issued in reinvestment of distributions	55	534	5	49
	243	2,034	809	8,765
R Class/Shares Authorized	40,000,000		50,000,000
Sold	12,901	113,679	4,277	43,464
Issued in reinvestment of distributions	146	1,406	6	56
Redeemed	(7,656)	(69,811)	(1,801)	(18,211)
	5,391	45,274	2,482	25,309
R6 Class/Shares Authorized	40,000,000		60,000,000
Issued in reinvestment of distributions	24	234	8	75
G Class/Shares Authorized	340,000,000		340,000,000
Sold	8,004,444	72,183,755	6,193,840	62,730,403
Issued in reinvestment of distributions	2,987,157	28,796,193	1,284,725	11,626,760
Redeemed	(9,486,129)	(93,880,474)	(8,027,946)	(80,657,561)
	1,505,472	7,099,474	(549,381)	(6,300,398)
Net increase (decrease)	1,563,731	$9,376,069	3,157,780	$32,025,752

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

19

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund's portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
China	$10,565,703	$55,785,623	—
France	8,343,720	94,286,022	—
United Kingdom	29,899,935	139,964,309	—
Other Countries	—	263,049,508	—
Short-Term Investments	1,940	2,273,806	—
	$48,811,298	$555,359,268	—

7. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing in emerging markets or a significant portion of assets in one country or region may accentuate these risks.

The majority of the fund is owned by a relatively small number of shareholders. To the extent that a large shareholder (including a fund of funds) invests in the fund, the fund may experience relatively large redemptions as such shareholder reallocates its assets. In the event of a large shareholder redemption, the ongoing operations of the fund may be at risk.

8. Federal Tax Information

On December 21, 2022, the fund declared and paid a per-share distribution from net realized gains to shareholders of record on December 20, 2022 of $0.0622 for the Investor Class, I Class, A Class, R Class, R6 Class and G Class.

On December 21, 2022, the fund declared and paid the following per-share distributions from net investment income to shareholders of record on December 20, 2022:

Investor Class	I Class	A Class	R Class	R6 Class	G Class
$0.3424	$0.3600	$0.3203	$0.2983	$0.3732	$0.4438

The tax character of distributions paid during the years ended November 30, 2022 and November 30, 2021 were as follows:

	2022	2021
Distributions Paid From
Ordinary income	$35,880,459	$13,057,585
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

20

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$634,235,105
Gross tax appreciation of investments	$59,082,510
Gross tax depreciation of investments	(89,147,049)
Net tax appreciation (depreciation) of investments	(30,064,539)
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(1,474,572)
Net tax appreciation (depreciation)	$(31,539,111)
Undistributed ordinary income	$29,175,970

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

21

Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2022	$9.76	0.32	(0.76)	(0.44)	(0.16)	(0.28)	(0.44)	$8.88	(5.03)%	1.16%	1.16%	3.59%	3.59%	67%	$138,382
2021	$8.98	0.18	0.72	0.90	(0.12)	—	(0.12)	$9.76	10.15%	1.25%	1.25%	1.76%	1.76%	54%	$152,993
2020	$10.61	0.13	(1.31)	(1.18)	(0.32)	(0.13)	(0.45)	$8.98	(11.75)%	1.31%	1.31%	1.60%	1.60%	68%	$107,655
2019(3)	$10.00	0.31	0.34	0.65	(0.04)	—	(0.04)	$10.61	6.59%	1.31%(4)	1.31%(4)	3.04%(4)	3.04%(4)	85%	$101,934
I Class
2022	$9.78	0.33	(0.76)	(0.43)	(0.18)	(0.28)	(0.46)	$8.89	(4.81)%	0.96%	0.96%	3.79%	3.79%	67%	$1,377
2021	$8.99	0.19	0.74	0.93	(0.14)	—	(0.14)	$9.78	10.47%	1.05%	1.05%	1.96%	1.96%	54%	$194
2020(5)	$10.45	0.15	(1.16)	(1.01)	(0.32)	(0.13)	(0.45)	$8.99	(10.29)%	1.11%(4)	1.11%(4)	1.80%(4)	1.80%(4)	68%(6)	$4
A Class
2022	$9.73	0.29	(0.76)	(0.47)	(0.13)	(0.28)	(0.41)	$8.85	(5.28)%	1.41%	1.41%	3.34%	3.34%	67%	$14
2021	$8.96	0.16	0.71	0.87	(0.10)	—	(0.10)	$9.73	9.89%	1.50%	1.50%	1.51%	1.51%	54%	$13
2020(5)	$10.45	0.11	(1.15)	(1.04)	(0.32)	(0.13)	(0.45)	$8.96	(10.62)%	1.56%(4)	1.56%(4)	1.35%(4)	1.35%(4)	68%(6)	$4
R Class
2022	$9.71	0.26	(0.75)	(0.49)	(0.11)	(0.28)	(0.39)	$8.83	(5.43)%	1.66%	1.66%	3.09%	3.09%	67%	$76
2021	$8.93	0.15	0.71	0.86	(0.08)	—	(0.08)	$9.71	9.65%	1.75%	1.75%	1.26%	1.26%	54%	$31
2020(5)	$10.45	0.09	(1.16)	(1.07)	(0.32)	(0.13)	(0.45)	$8.93	(10.93)%	1.81%(4)	1.81%(4)	1.10%(4)	1.10%(4)	68%(6)	$6

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R6 Class
2022	$9.94	0.35	(0.78)	(0.43)	(0.19)	(0.28)	(0.47)	$9.04	(4.70)%	0.81%	0.81%	3.94%	3.94%	67%	$5
2021	$9.14	0.22	0.73	0.95	(0.15)	—	(0.15)	$9.94	10.57%	0.90%	0.90%	2.11%	2.11%	54%	$5
2020(5)	$10.60	0.16	(1.16)	(1.00)	(0.33)	(0.13)	(0.46)	$9.14	(10.12)%	0.96%(4)	0.96%(4)	1.95%(4)	1.95%(4)	68%(6)	$4
G Class
2022	$9.90	0.42	(0.77)	(0.35)	(0.28)	(0.28)	(0.56)	$8.99	(3.94)%	0.01%	0.81%	4.74%	3.94%	67%	$465,848
2021	$9.11	0.31	0.72	1.03	(0.24)	—	(0.24)	$9.90	11.56%	0.00%(7)	0.90%	3.01%	2.11%	54%	$497,745
2020	$10.76	0.24	(1.29)	(1.05)	(0.47)	(0.13)	(0.60)	$9.11	(10.58)%	0.01%	0.96%	2.90%	1.95%	68%	$463,081
2019(3)	$10.00	0.43	0.37	0.80	(0.04)	—	(0.04)	$10.76	8.00%	0.01%(4)	0.96%(4)	4.34%(4)	3.39%(4)	85%	$264,529

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)December 6, 2018 (fund inception) through November 30, 2019.
(4)Annualized.
(5)December 3, 2019 (commencement of sale) through November 30, 2020.
(6)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended November 30, 2020.
(7)Ratio was less than 0.005%.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century World Mutual Funds, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Non-U.S. Intrinsic Value Fund (the “Fund”), one of the funds constituting the American Century World Mutual Funds, Inc., as of November 30, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the years ended November 30, 2022, 2021, and 2020 and for the period December 6, 2018 (fund inception) through November 30, 2019, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Non-U.S. Intrinsic Value Fund of the American Century World Mutual Funds, Inc. as of November 30, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the years ended November 30, 2022, 2021, and 2020 and for the period December 6, 2018 (fund inception) through November 30, 2019, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
January 17, 2023

We have served as the auditor of one or more American Century investment companies since 1997.
24

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire on December 31 of the year in which they reach their 75th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	64	None
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	64	Alleghany Corporation (2021 to 2022)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	64	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	64	None
25

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	64	MGP Ingredients, Inc. (2019 to 2021)
Jan M. Lewis (1957)	Director and Board Chair	Since 2011 (Board Chair since 2022)	Retired	64	None
Stephen E. Yates (1948)	Director	Since 2012	Retired	108	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	142	None
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.
26

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS, (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present). Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

27

Approval of Management Agreement

At a meeting held on June 29, 2022, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act of 1940 (the “Investment Company Act”), contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s Directors, including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed data and information compiled by the Advisor and certain independent data providers concerning the Fund. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor and its affiliates included, but was not limited to, the following:

•the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund including without limitation portfolio management and trading services, shareholder and intermediary services, compliance and legal services, fund accounting and financial reporting, and fund share distribution;
•the wide range of other programs and services provided to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance, including data comparing the Fund's performance to an appropriate benchmark(s) and peer group of other mutual funds with similar investment objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similarly-managed funds;
•the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;
•the Advisor’s strategic plans, generally, and with respect to the ongoing impact of the COVID-19 pandemic response, heightened areas of interest in the mutual fund industry and recent geopolitical issues;
•the Advisor’s business continuity plans, vendor management practices, and cyber security practices;
•financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;
•possible economies of scale associated with the Advisor’s management of the Fund and other accounts;
•services provided and charges to the Advisor's other investment management clients;
•acquired fund fees and expenses;
•payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and
•possible collateral benefits to the Advisor from the management of the Fund.

The Board held four meetings to consider the renewal. The independent Directors also met in private session multiple times to review and discuss the information provided in response to their request. The independent Directors held active discussions with the Advisor regarding the renewal of the management agreement, requesting supplemental information, and reviewing information provided by the Advisor in response thereto. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

28

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services which include, without limitation, the following:

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•liquidity monitoring and management
•risk management, including cyber security
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Directors’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and principal investment strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of Fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any actions being taken to improve performance, and may conduct special reviews until performance improves. The Fund’s performance was above its benchmark for the one-year period and below its benchmark for the three-year period reviewed by the Board. The Board found the investment management services
29

provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through its various committees, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is sharing economies of scale, to the extent they exist, through its fee structure, and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders enhanced and expanded content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than securities transaction expenses, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Investment Company Act Rule 12b-1. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe. In addition, the Board reviewed the Fund’s position relative to the narrower set of its expense group peers. The Board concluded that the management fee paid
30

by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. To the extent there are potential collateral benefits, the Board has been advised and has taken this into consideration in its review of the management contract with the Fund. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the terms of the management agreement are fair and reasonable and that the management fee charged to the Fund is reasonable in light of the services provided and that the management agreement between the Fund and the Advisor should be renewed for an additional one-year period.
31

Proxy Voting Results

A special meeting of shareholders was held on October 13, 2022, to vote on the following proposal. The proposal received the required votes and was adopted. A summary of voting results is listed below.

To elect five directors to the Board of Directors of American Century World Mutual Funds, Inc.:

	Affirmative	Withhold
Brian Bulatao	$5,038,086,505	$96,122,848
Chris H. Cheesman	$5,044,845,654	$89,363,699
Rajesh K. Gupta	$5,040,147,195	$94,062,158
Lynn M. Jenkins	$5,034,492,760	$99,716,593
Gary C. Meltzer	$5,042,384,480	$91,824,873

The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Thomas W. Bunn, Barry Fink, Jan M. Lewis, and Stephen E. Yates.
32

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding at the IRS default rate of 10%.* Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
You may elect a different withholding rate, or request zero withholding, by submitting an acceptable IRS Form W-4R election with your distribution request. You may notify us of your W-4R election by telephone, on our distribution forms, on IRS Form W-4R, or through other acceptable electronic means. If your withholding election is for an automatic withdrawal plan, you have the right to revoke your election at any time and any election you make will remain in effect until revoked by filing a new election.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld according to state regulations if, at the time of your distribution, your tax residency is within one of the mandatory withholding states.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These portfolio holdings are available on the fund's website at americancentury.com and, upon request, by calling 1-800-345-2021. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

33

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended November 30, 2022.

The fund hereby designates $18,922,571 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended November 30, 2022.

For the fiscal year ended November 30, 2022, the fund intends to pass through to shareholders foreign source income of $30,778,383 and foreign taxes paid of $2,411,915, or up to the maximum amount allowable, as a foreign tax credit. Foreign source income and foreign tax expense per outstanding share on November 30, 2022 are $0.4556 and $0.0357, respectively.
34

Notes

35

Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century World Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2023 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-95207 2301

(b) None.

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b) No response required.

(c) None.

(d) None.

(e) Not applicable.

(f) The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant’s board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2) Chris H. Cheesman, Lynn M. Jenkins and Barry Fink are the registrant’s designated audit committee financial experts. They are “independent” as defined in Item 3 of Form N-CSR.

(a)(3) Not applicable.

(b) No response required.

(c) No response required.

(d) No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2021: $273,800
FY 2022: $221,120

(b) Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:

FY 2021: $0
FY 2022: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2021: $0
FY 2022: $0

(c) Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2021: $0
FY 2022: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2021: $0
FY 2022: $0

(d) All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:

FY 2021: $0
FY 2022: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2021: $0
FY 2022: $0

(e)(1) In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2) All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f) The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2021: $2,832,126
FY 2022: $50,000

(h) The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a) The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2) Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century World Mutual Funds, Inc.

By:	/s/ Patrick Bannigan
	Name:	Patrick Bannigan
	Title:	President

Date:	January 26, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Patrick Bannigan
	Name:	Patrick Bannigan
	Title:	President
(principal executive officer)

Date:	January 26, 2023

By:	/s/ R. Wes Campbell
	Name:	R. Wes Campbell
	Title:	Treasurer and
Chief Financial Officer
(principal financial officer)

Date:	January 26, 2023